Exhibit 1K-3A

1 AMENDED AND RESTATED B Y L A W S OF ATLIS MOTOR VEHICLES, INC (a Delaware corporation) 2 TABLE OF CONTENTS Page ARTICLE 1 Offices 1.1 Registered Office 1.2 Other Offices ARTICLE 2 Meeting of Stockholders 2.1 Place of Meeting 2.2 Annual Meeting 2.3 Special Meetings 2.4 Notice of Meetings 2.5 List of Stockholders 2.6 Organization and Conduct of Business 2.7 Quorum 2.8 Adjournments 2.9 Voting Rights 2.10 Majority Vote 2.11 Record Date for Stockholder Notice and Voting 2.12 Proxies 2.13 Inspectors of Election 2.14 No Action Without a Meeting ARTICLE 3 Directors 3.1 Number, Election, Tenure and Qualifications 3.2 Director Nominations 3.3 Enlargement and Vacancies 3.4 Resignation and Removal 3.5 Powers 3.6 Chairman of the Board 3.7 Place of Meetings 3.8 Regular Meetings 3.9 Special Meetings 3.10 Quorum, Action at Meeting, Adjournments 3.11 Action Without Meeting 3.12 Telephone Meetings 3.13 Committees 3.14 Fees and Compensation of Directors ARTICLE 4 Officers 4.1 Officers Designated 4.2 Election 4.3 Tenure 4.4 The Executive Chairman of the Board 4.5 The Chief Executive Officer 3 TABLE OF CONTENTS (continued) 4.6 The President 4.7 The Vice President 4.8 The Secretary 4.9 The Assistant Secretary 4.10 The Chief Financial Officer 4.11 The Treasurer and Assistant Treasurers 4.12 Bond 4.13 Delegation of Authority ARTICLE 5 Notices 5.1 Delivery 5.2 Waiver of Notice ARTICLE 6 Indemnification and Insurance 6.1 Indemnification of Officers and Directors 6.2 Indemnification of Others 6.3 Advance Payment 6.4 Right of Indemnitee to Bring Suit 6.5 Non-Exclusivity and Survival of Rights; Amendments 6.6 Insurance 6.7 Reliance 6.8 Severability ARTICLE 7 Capital Stock 7.1 Certificates for Shares 7.2 Signatures on Certificates 7.3 Transfer of Stock 7.4 Registered Stockholders 7.5 Lost, Stolen or Destroyed Certificates ARTICLE 8 General Provisions 8.1 Dividends 8.2 Checks 8.3 Corporate Seal 8.4 Execution of Corporate Contracts and Instruments 8.5 Representation of Shares of Other Corporations ARTICLE 9 Forum for Adjudication of Disputes ARTICLE 10 Amendments AMENDED AND RESTATED 4 B Y L A W S OF ATLIS MOTOR VEHICLES, INC (a Delaware corporation) ARTICLE 1 Offices 1.1 Registered Office. The registered office of Atlis Motor Vehicles, Inc (the “Company”) shall be set forth in the certificate of incorporation of the corporation – Harvard Business Services, 16192 Coastal Highway, Lewes, Delaware. 1.2 Corporate Headquarters. The Company’s corporate headquarters and principal executive offices shall be located at 1828 N. Higley Rd. #116 Mesa, AZ 85205. 1.3 Other Offices. The corporation may also have offices at such other places, either within or without the State of Delaware, as the board of directors of the corporation (the “Board of Directors”) may from time to time designate, or the business of the corporation may require. ARTICLE 2 Meeting of Stockholders 2.1 Place of Meeting. Meetings of stockholders may be held virtually or at such place, either within or without the State of Delaware, as may be designated by or in the manner provided in these bylaws, or, if not so designated, at the principal executive offices of the corporation. The Board of Directors may, in its sole discretion, (a) determine that a meeting of stockholders shall not be held at any place, but may instead be held solely by means of remote communication, or (b) permit participation by stockholders at such meeting, by means of remote communication as authorized by Section 211(a) (2) of the Delaware General Corporation Law (the “DGCL”). 2.2 Annual Meeting. (a) Annual meetings of stockholders shall be held each year at such date and time as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting. At each such annual meeting, the stockholders shall elect by a plurality vote the number of directors equal to the number of directors of the class whose term expires at such meeting (or, if fewer, the number of directors properly nominated and qualified for election) to hold office until the third succeeding annual meeting of stockholders after their election. The stockholders shall also transact such other business as may properly be brought before the meeting. Except as otherwise restricted by the certificate of incorporation of the corporation or applicable law, the Board of Directors may postpone, reschedule or cancel any annual meeting of stockholders. (b) To be properly brought before the annual meeting, business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (b) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (c) otherwise properly brought before the meeting by a stockholder of record. A motion related to business proposed to be brought before any stockholders’ meeting may be made by any stockholder entitled to vote if the business proposed is otherwise proper to be brought before the meeting. However, any such stockholder may propose business to be brought before a meeting only if such stockholder has given timely notice to the Secretary of the corporation in proper written form of the stockholder’s intent to propose such business. To be timely, the stockholder’s notice must be delivered by a nationally recognized courier service or mailed by first class United States mail, postage or delivery charges prepaid, and received at the 5 principal executive offices of the corporation addressed to the attention of the Secretary of the corporation not more than one hundred twenty (120) days nor less than ninety (90) days in advance of the anniversary of the date of the corporation’s proxy statement provided in connection with the previous year’s annual meeting of stockholders; provided, however, that in the event that no annual meeting was held in the previous year or the annual meeting is called for a date that is more than thirty (30) days before or after the anniversary date of the previous year’s annual meeting, notice by the stockholder must be received by the Secretary of the corporation not later than the close of business on the later of (x) the ninetieth (90th) day prior to such annual meeting and (y) the tenth (10th) day following the day on which public announcement of the date of such meeting is first made. For the purposes of these bylaws, “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or a comparable national news service or in a document publicly filed by the corporation with the Securities and Exchange Commission. In no event shall the public announcement of an adjournment or postponement of an annual meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above. A stockholder’s notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend the bylaws of the corporation, the language of the proposed amendment), and the reasons for conducting such business at the annual meeting; (ii) the name and record address of the stockholder proposing such business and the beneficial owner, if any, on whose behalf the proposal is made; (iii) the class, series and number of shares of the corporation that are owned beneficially and of record by the stockholder and such beneficial owner; (iv) any material interest of the stockholder in such business; and (v) any other information that is required to be provided by the stockholder pursuant to Section 14 of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder (collectively, the “1934 Act”) in such stockholder’s capacity as a proponent of a stockholder proposal. Notwithstanding anything in these bylaws to the contrary, no business shall be conducted at the annual meeting except in accordance with the procedures set forth in this Section; provided, however, that nothing in this Section shall be deemed to preclude discussion by any stockholder of any business properly brought before the annual meeting. The Chairman of the Board (or such other person presiding at the meeting in accordance with these bylaws) shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of this Section, and if he or she should so determine, he or she shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted. 2.3 Special Meetings. Special meetings of the stockholders may be called for any purpose or purposes, unless otherwise prescribed by statute or by the certificate of incorporation, by (a) the Secretary only at the request of the Chairman of the Board, (b) the Executive Chairman of the Board, (c) by a resolution duly adopted by the affirmative vote of a majority of the Board of Directors or (d) by affirmative vote of the stockholders owning not less than twenty-five percent (25%) of the issued and outstanding stock of the corporation; provided that the Board of Directors approves such stockholder request for a special meeting. Such request shall state the purpose or purposes of the proposed meeting. Business transacted at any special meeting shall be limited to the matters relating to the purpose or purposes stated in the notice of meeting. Except as otherwise restricted by the certificate of incorporation or applicable law, the Board of Directors may postpone, reschedule or cancel any special meeting of stockholders. 2.4 Notice of Meetings. Except as otherwise provided by law, the certificate of incorporation or these bylaws, written notice of each meeting of stockholders, annual or special, stating the place, if any, date and time of the meeting, the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, and, in the case of a special meeting, the purpose or purposes for which such special meeting is called, shall be given to each stockholder entitled to vote at such meeting not less than ten (10) nor more than sixty (60) days before the date of the meeting. 2.5 List of Stockholders. The officer in charge of the stock ledger of the corporation or the transfer agent shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, for a period of at least ten (10) days prior to 6 the meeting, (a) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (b) during ordinary business hours, at the principal place of business of the corporation. If the meeting is to be held at a place, then the list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to gain access to such list shall be provided with the notice of the meeting. 2.6 Organization and Conduct of Business. The Chairman of the Board or, in his or her absence, the Executive Chairman of the Board of the corporation or, in their absence, such person as the Board of Directors may have designated or, in the absence of such a person, such person as may be chosen by the holders of a majority of the shares entitled to vote who are present, in person or by proxy, shall call to order any meeting of the stockholders and act as chairman of the meeting. In the absence of the Secretary of the corporation, the secretary of the meeting shall be such person as the chairman of the meeting appoints. The chairman of any meeting of stockholders shall determine the order of business and the procedure at the meeting, including such regulation of the manner of voting and the conduct of discussion as seems to him or her in order. 2.7 Quorum. Except where otherwise provided by law or the certificate of incorporation of the corporation or these bylaws, the holders of a majority of the voting power of the capital stock issued and outstanding and entitled to vote, present in person or represented by proxy, shall constitute a quorum for the transaction of business at all meetings of the stockholders. 2.8 Adjournments. If a quorum is not present or represented at any meeting of stockholders, a majority of the stockholders present in person or represented by proxy at the meeting and entitled to vote, though less than a quorum, or by any officer entitled to preside at such meeting, shall be entitled to adjourn such meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. When a meeting is adjourned to another place, date or time, notice need not be given of the adjourned meeting if the place, date and time thereof are announced at the meeting at which the adjournment is taken; provided, however, that if the date of any adjourned meeting is more than thirty (30) days after the date for which the meeting was originally noticed, or if a new record date is fixed for the adjourned meeting, written notice of the place, if any, date, time and means of remote communications, if any, of the adjourned meeting shall be given in conformity herewith. At any adjourned meeting, any business may be transacted that might have been transacted at the original meeting. 2.9 Voting Rights. Unless otherwise provided in the DGCL, certificate of incorporation of the corporation, each stockholder shall at every meeting of the stockholders be entitled to one vote for each share of the capital stock having voting power held by such stockholder. No holder of shares of the corporation’s common stock shall have the right to cumulative votes. 2.10 Majority Vote. When a quorum is present at any meeting, the vote of the holders of a majority of the voting power of the capital stock and entitled to vote present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which by express provision of an applicable statute or of the certificate of incorporation of the corporation or of these bylaws, a different vote is required in which case such express provision shall govern and control the decision of such question. Anything in these Bylaws to the contrary notwithstanding, in the event of a tie vote of Directors in respect of any matter requiring the approval or authorization of a majority of Directors, the Chairman of the Board shall have a tie-breaking vote such that if he or she exercises such vote the matter will be approved or authorized, as applicable, by the Board of Directors in accordance with these Bylaws and the provisions of Delaware law. 2.11 Record Date for Stockholder Notice and Voting. For purposes of determining the stockholders entitled to notice of, or to vote at, any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any right in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty (60) days nor less than ten (10) days before the date of any such meeting nor more than sixty (60) days before any other action to which the record date relates. A 7 determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting. If the Board of Directors does not so fix a record date, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the business day next preceding the day on which notice is given or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held. The record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating to such purpose. 2.12 Proxies. Each stockholder entitled to vote at a meeting of stockholders may authorize another person or persons to act for such stockholder by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. All proxies must be filed with the Secretary of the corporation at the beginning of each meeting in order to be counted in any vote at the meeting. Subject to the limitation set forth in the last clause of the first sentence of this Section 2.12, a duly executed proxy that does not state that it is irrevocable shall continue in full force and effect unless (a) revoked by the person executing it, before the vote pursuant to that proxy, by a writing delivered to the corporation stating that the proxy is revoked or by a subsequent proxy executed by, or attendance at the meeting and voting in person by, the person executing the proxy, or (b) written notice of the death or incapacity of the maker of that proxy is received by the corporation before the vote pursuant to that proxy is counted. 2.13 Inspectors of Election. The Company shall, in advance of any meeting of stockholders, appoint one or more inspectors of election to act at the meeting and make a written report thereof. The corporation may designate one or more persons to act as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of stockholders, the person presiding at the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. 2.14 No Action Without a Meeting. No action shall be taken by the stockholders except at an annual or special meeting of stockholders called and noticed in the manner required by these bylaws. The stockholders may not in any circumstance take action by written consent. ARTICLE 3 Directors 3.1 Number, Election, Tenure and Qualifications. The number of directors that shall constitute the entire Board of Directors shall be fixed from time to time by resolution adopted by a majority of the directors of the corporation then in office. No decrease in the number of authorized directors shall have the effect of removing any director before that director’s term of office expires. As of the date of these Amended Bylaws, the Board of Directors shall be comprised of six (6) individuals. The Board of Directors shall be divided into three (3) classes of two (2) directors, each class to serve for a term of three (3) years. Class I shall be comprised of directors who shall serve until the first annual meeting of stockholders following the effective date of these bylaws. Class II shall be comprised of directors who shall serve until the second annual meeting of stockholders following the effective date of these bylaws. Class III shall be comprised of directors who shall serve until the third annual meeting of stockholders following the effective date of these bylaws. The Board of Directors is authorized, upon the initial effectiveness of the classification of the Board of Directors, to assign members of the Board of Directors already in office among the various classes. For any currently unfilled seats on the Board of Directors, the existing members of the Board of Directors shall appoint temporary Directors to fill board seats, in any class, until the next annual meeting of stockholders. Notwithstanding the immediately preceding paragraph, commencing with the 2030 annual meeting of stockholders, the classification of the Board of Directors shall cease, and all directors shall be elected for terms expiring at the next succeeding annual meeting of stockholders. 8 3.2 Director Nominations. At each annual meeting of the stockholders, directors shall be elected for that class of directors whose terms are then expiring, except as otherwise provided in Section 3.3, and each director so elected shall hold office until such director’s successor is duly elected and qualified or until such director’s earlier resignation, removal, death or incapacity. Subject to the rights of holders of any class or series of stock having a preference over the common stock as to dividends or upon liquidation, nominations of persons for election to the Board of Directors must be (a) made by or at the direction of the Board of Directors (or any duly authorized committee thereof) or (b) made by any stockholder of record of the corporation entitled to vote for the election of directors at the applicable meeting who complies with the notice procedures set forth in this Section 3.2. Directors need not be stockholders. Such nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the corporation. To be timely, a stockholder’s notice shall be delivered by a nationally recognized courier service or mailed by first class United States mail, postage or delivery charges prepaid, and received at the principal executive offices of the corporation addressed to the attention of the Secretary of the corporation (i) in the case of an annual meeting of stockholders, not more than one hundred twenty (120) days nor less than ninety (90) days in advance of the anniversary of the date of the corporation’s proxy statement provided in connection with the previous year’s annual meeting of stockholders; provided, however, that in the event that no annual meeting was held in the previous year or the annual meeting is called for a date more than thirty (30) days before or after the anniversary date of the previous year’s annual meeting, notice by the stockholder must be received by the Secretary of the corporation not later than the close of business on the later of (A) the ninetieth (90th) day prior to such annual meeting and (B) the tenth (10th) day following the day on which public announcement of the date of such meeting is first made, and (ii) in the case of a special meeting of stockholders called for the purpose of electing directors, not later than the close of business on the tenth (10th) day following the day on which notice of the date of the special meeting was mailed or public disclosure of the date of the special meeting was made. Such stockholder’s notice to the Secretary shall set forth (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director, (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class, series and number of shares of capital stock of the corporation that are owned beneficially by the person, (iv) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to Section 14 of the 1934 Act and the rules and regulations promulgated thereunder and (v) the nominee’s written consent to serve, if elected, and (b) as to the stockholder giving the notice, (i) the name and record address of the stockholder, (ii) the class, series and number of shares of capital stock of the corporation that are owned beneficially by the stockholder, and (iii) a description of all arrangements or understandings between such stockholder and each person the stockholder proposes for election or re-election as a director pursuant to which such proposed nomination is being made. The corporation may require any proposed nominee to furnish such other information as may reasonably be required by the corporation to determine the eligibility of such proposed nominee to serve as a director of the corporation. No person shall be eligible for election as a director of the corporation unless nominated in accordance with the procedures set forth herein. In connection with any annual meeting of the stockholders (or, if and as applicable, any special meeting of the stockholders), the Chairman of the Board (or such other person presiding at such meeting in accordance with these bylaws) may, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the foregoing procedure, and if he or she should so determine, he or she shall so declare to the meeting and the defective nomination shall be disregarded. 3.3 Enlargement and Vacancies. Except as otherwise provided by the certificate of incorporation, subject to the rights of the holders of any series of preferred stock then outstanding, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause shall be filled solely by a majority vote of the directors then in office, although less than a quorum, or by a sole remaining director. If there are no directors in office, then an election of directors may be held in the manner provided by statute. Directors chosen pursuant to any of the foregoing provisions shall hold office until the next annual election at which the term of the class to which he or she has been elected expires and until such director’s successor is duly elected and qualified or until such director’s earlier resignation or removal. In the event of a vacancy in the Board of Directors, the remaining 9 directors, except as otherwise provided by law, or by the certificate of incorporation or the bylaws of the corporation, may exercise the powers of the full board until the vacancy is filled. 3.4 Resignation and Removal. Any director may resign at any time upon written notice to the corporation at its principal place of business addressed to the attention of the Chief Executive Officer, the Secretary, the Chairman of the Board or the Chair of the Nominating and Corporate Governance Committee of the Board of Directors, who shall in turn notify the full Board of Directors (although failure to provide such notification to the full Board of Directors shall not impact the effectiveness of such resignation). Such resignation shall be effective upon receipt of such notice by one of the individuals designated above unless the notice specifies such resignation to be effective at some other time or upon the happening of some other event. Any director or the entire Board of Directors may be removed, but only for cause, by the holders of not less than a majority of the voting power of the capital stock issued and outstanding then entitled to vote at an election of directors. 3.5 Powers. The business of the corporation shall be managed by or under the direction of the Board of Directors, which may exercise all such powers of the corporation and do all such lawful acts and things as are not by statute or by the certificate of incorporation of the corporation or by these bylaws directed or required to be exercised or done by the stockholders. 3.6 Chairman of the Board. The directors shall elect a Chairman of the Board (who may be designated Executive Chairman of the Board if serving as an employee of the corporation) and may elect a Vice Chair of the Board, each to hold such office until their successor is elected and qualified or until their earlier resignation or removal. In the absence or disability of the Chairman of the Board, the Vice Chair of the Board, if one has been elected, or another director designated by the Board of Directors, shall perform the duties and exercise the powers of the Chairman of the Board. The Chairman of the Board of the corporation shall if present preside at all meetings of the stockholders and the Board of Directors and shall have such other duties as may be vested in the Chairman of the Board by the Board of Directors. The Vice Chair of the Board of the corporation shall have such duties as may be vested in the Vice Chair of the Board by the Board of Directors. 3.7 Place of Meetings. The Board of Directors may hold meetings, both regular and special, via virtual videoconferencing software or in person within or without the State of Delaware. 3.8 Regular Meetings. Regular meetings of the Board of Directors may be held without notice at such time and place as may be determined from time to time by the Board of Directors; provided, however, that any director who is absent when such a determination is made shall be given prompt notice of such determination. 3.9 Special Meetings. Special meetings of the Board of Directors may be called by the Chairman of the Board, the Executive Chairman of the Board, or by the written request of a majority of the directors then in office. Notice of the time and place, if any, of special meetings shall be delivered personally or by telephone to each director, or sent by first-class mail or commercial delivery service, facsimile transmission, or by electronic mail or other electronic means, charges prepaid, sent to such director’s business or home address as they appear upon the records of the corporation. In case such notice is mailed, it shall be deposited in the United States mail at least three (3) days prior to the time of holding of the meeting. In case such notice is delivered personally or by telephone or by commercial delivery service, facsimile transmission, or electronic mail or other electronic means, it shall be so delivered at least twenty-four (24) hours prior to the time of the holding of the meeting. A notice or waiver of notice of a meeting of the Board of Directors need not specify the purposes of the meeting. 3.10 Quorum, Action at Meeting, Adjournments. At all meetings of the Board of Directors, a majority of directors then in office, shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors, except as may be otherwise specifically provided by law, as it presently exists or may hereafter be amended, or by the bylaws of the corporation. If a quorum shall not be present at any meeting of the Board of Directors, a majority of the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present. 3.11 Action Without Meeting. Unless otherwise restricted by the certificate of incorporation of the corporation or these bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or 10 of any committee thereof may be taken without a meeting, if all members of the Board of Directors or committee, as the case may be, consent thereto in writing or by electronic transmission, and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board of Directors or committee. 3.12 Telephone or Videoconference Meetings. Unless otherwise restricted by the certificate of incorporation of the corporation or these bylaws, any member of the Board of Directors or any committee thereof may participate in a meeting of the Board of Directors or of any committee, as the case may be, by means of conference telephone, videoconference software, or by any form of communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting. 3.13 Committees. The Board of Directors may, by resolution, designate one or more committees, each committee to consist of one or more of the directors of the corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members present at any meeting and not disqualified from voting, whether or not the member or members present constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board of Directors, shall have and may exercise all of the lawfully delegated powers and authority of the Board of Directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board of Directors. Each committee shall keep regular minutes of its meetings and make such reports to the Board of Directors as the Board of Directors may request or the charter of such committee may then require. Except as the Board of Directors may otherwise determine, any committee may make rules for the conduct of its business, but unless otherwise provided by the directors or in such rules, its business shall be conducted as nearly as possible in the same manner as is provided in these bylaws for the conduct of its business by the Board of Directors. 3.14 Fees and Compensation of Directors. The Board of Directors shall have the authority to fix the compensation of directors. ARTICLE 4 Officers 4.1 Officers Designated. The officers of the corporation shall be chosen by the Board of Directors and shall be a Chief Executive Officer and Executive Chairman of the Board, a President, a Secretary, and a Chief Financial Officer. The Board of Directors may also choose a Treasurer, one or more Vice Presidents, and one or more assistant Secretaries or assistant Treasurers. Any number of offices may be held by the same person, unless the certificate of incorporation of the corporation or these bylaws otherwise provide. 4.2 Election. The Board of Directors shall choose a Chief Executive Officer and Executive Chairman of the Board, a President, a Secretary and a Chief Financial Officer. Other officers may be appointed by the Board of Directors or may be appointed by the Executive Chairman of the Board pursuant to a delegation of authority from the Board of Directors. 4.3 Tenure. Each officer of the corporation shall hold office until such officer’s successor is appointed and qualified, unless a different term is specified in the vote choosing or appointing such officer, or until such officer’s earlier death, resignation, removal or incapacity. Any officer appointed by the Board of Directors or by the Executive Chairman of the Board may be removed with or without cause at any time by the affirmative vote of a majority of the Board of Directors or a committee duly authorized to do so. Any vacancy occurring in any office of the corporation may be filled by the Board of Directors, at its discretion. Any officer may resign by delivering such officer’s written resignation to the corporation at its principal place of business to the attention of the Chief Executive Officer or the Secretary. Such resignation shall be effective upon receipt unless it is specified to be effective at some other time or upon the happening of some other event. 11 4.4 The Chief Executive Officer and Executive Chairman of the Board. The Chief Executive Officer and Executive Chairman of the Board shall preside at all meetings of the stockholders and at all meetings of the Board of Directors, and shall have general and active management of the business of the corporation. The Chief Executive Officer and Executive Chairman of the Board shall have general charge and supervision of the business of the corporation subject to the direction of the Board. The Executive Chairman of the Board shall also have supervisory powers over the other officers, and shall have all other powers commonly incident to such position or which are or from time to time may be delegated to him or her by the Board of Directors, or which are or may at any time be authorized or required by law. He or she shall execute bonds, mortgages and other contracts requiring a seal, under the seal of the corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the Board of Directors to some other officer or agent of the corporation. 4.5 The President. The President shall, in the event there is no Chief Executive Officer or in the absence of the Chief Executive Officer or in the event of his or her disability, perform the duties of the Chief Executive Officer, and when so acting, shall have the powers of and be subject to all the restrictions upon the Chief Executive Officer. The President shall perform such other duties and have such other powers as may from time to time be prescribed for such person by the Board of Directors, the Executive Chairman of the Board, the Chief Executive Officer or these bylaws. 4.6 The Vice President. The Vice President, if any (or in the event there be more than one, the Vice Presidents in the order designated by the directors, or in the absence of any designation, in the order of their election), shall, in the absence of the President or in the event of his or her disability or refusal to act, perform the duties of the President, and when so acting, shall have the powers of and be subject to all the restrictions upon the President. The Vice President(s) shall perform such other duties and have such other powers as may from time to time be prescribed for them by the Board of Directors, the Chief Executive Officer, the President or these bylaws. 4.7 The Secretary. The Secretary shall attend all meetings of the Board of Directors and the stockholders and record all votes and the proceedings of the meetings in a book to be kept for that purpose and shall perform like duties for the standing committees, when required. The Secretary shall give, or cause to be given, notice of all meetings of stockholders and special meetings of the Board of Directors, and shall perform such other duties as may from time to time be prescribed by the Board of Directors, the Chairman of the Board or the Chief Executive Officer, under whose supervision he or she shall act. The Secretary shall sign such instruments on behalf of the corporation as the Secretary may be authorized to sign by the Board of Directors or by law and shall countersign, attest and affix the corporate seal to all certificates and instruments where such countersigning or such sealing and attesting are necessary to their true and proper execution. The Secretary shall keep, or cause to be kept, at the principal executive office or at the office of the corporation’s transfer agent or registrar, as determined by resolution of the Board of Directors, a share register, or a duplicate share register, showing the names of all stockholders and their addresses, the number and classes of shares held by each, the number and date of certificates issued for the same and the number and date of cancellation of every certificate surrendered for cancellation. 4.8 The Assistant Secretary. The Assistant Secretary, or if there be more than one, any Assistant Secretaries in the order designated by the Board of Directors (or in the absence of any designation, in the order of their election) shall assist the Secretary in the performance of his or her duties and, in the absence of the Secretary or in the event of his or her inability or refusal to act, perform the duties and exercise the powers of the Secretary and shall perform such other duties and have such other powers as may from time to time be prescribed by the Board of Directors. 4.9 The Chief Financial Officer. The Chief Financial Officer shall be the principal financial officer in charge of the general accounting books, accounting and cost records and forms. The Chief Financial Officer may also serve as the principal accounting officer and shall perform such other duties and have other powers as may from time to time be prescribed by the Board of Directors or the Chief Executive Officer. 4.10 The Treasurer and Assistant Treasurers. The Treasurer (if one is appointed) shall have such duties as may be specified by the Chief Financial Officer to assist the Chief Financial Officer in the performance of his or her duties and to perform such other duties and have other powers as may from time to time be prescribed by the Board of Directors or the Chief Executive Officer. It shall be the duty of any Assistant Treasurers to assist the Treasurer 12 in the performance of his or her duties and to perform such other duties and have other powers as may from time to time be prescribed by the Board of Directors or the Chief Executive Officer. 4.11 Bond. If required by the Board of Directors, any officer shall give the corporation a bond in such sum and with such surety or sureties and upon such terms and conditions as shall be satisfactory to the Board of Directors, including without limitation a bond for the faithful performance of the duties of such officer’s office and for the restoration to the corporation of all books, papers, vouchers, money and other property of whatever kind in such officer’s possession or under such officer’s control and belonging to the corporation. 4.12 Delegation of Authority. The Board of Directors may from time to time delegate the powers or duties of any officer to any other officers or agents, notwithstanding any provision hereof. ARTICLE 5 Notices and Corporate Records 5.1 Delivery. Whenever, under the provisions of law, or of the certificate of incorporation of the corporation or these bylaws, written notice is required to be given to any director or stockholder, such notice may be given by mail, addressed to such director or stockholder, at such person’s address as it appears on the records of the corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail or delivered to a nationally recognized courier service. Unless written notice by mail is required by law, written notice may also be given by commercial delivery service, facsimile transmission, electronic means or similar means addressed to such director or stockholder at such person’s address as it appears on the records of the corporation, in which case such notice shall be deemed to be given when delivered into the control of the persons charged with effecting such transmission, the transmission charge to be paid by the corporation or the person sending such notice and not by the addressee. Oral notice or other in-hand delivery, in person or by telephone, shall be deemed given at the time it is actually given. 5.2 Waiver of Notice. Whenever any notice is required to be given under the provisions of law or of the certificate of incorporation of the corporation or of these bylaws, a written waiver, signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders, directors or members of a committee of directors need be specified in any written waiver of notice or any waiver by electronic transmission unless so required by the certificate of incorporation or these bylaws. 5.3 Corporate Records. Any stockholder of record, in person or by attorney or other agent, shall, upon written demand under oath stating the purpose thereof, have the right during the usual hours of business to inspect for any proper purpose the corporation’s stock ledger, a list of its stockholders, and its minute of Stockholder meetings for the past two years. A proper purpose shall mean a purpose reasonably related to such person’s interest as a stockholder. In every instance where an attorney or other agent shall be the person who seeks the right to inspection, the demand under oath shall be accompanied by a power of attorney or such other writing that authorizes the attorney or other agent to so act on behalf of the stockholder. The demand under oath shall be directed to the corporation at its registered office or at its principal place of business. ARTICLE 6 Indemnification and Insurance 6.1 Indemnification of Officers and Directors. Each person who was or is made a party or is threatened to be made a party to or is involved (including, without limitation, as a witness) in any actual or threatened action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a “proceeding”), by reason of the fact that he or she or a person of whom he or she is the legal representative is or was a director or officer 13 of the corporation (or any predecessor), or is or was serving at the request of the corporation (or any predecessor) as a director, officer, employee or agent of another corporation or of a partnership, limited liability company, joint venture, trust, employee benefit plan sponsored or maintained by the corporation, or other enterprise (or any predecessors of such entities) (hereinafter an “Indemnitee”), shall be indemnified and held harmless by the corporation to the fullest extent authorized by the DGCL, as the same exists or may hereafter be amended, including, but not limited to, Section 102(b)(7) of the DGCL (but, in the case of any such amendment, only to the extent that such amendment permits the corporation to provide broader indemnification rights than said law permitted the corporation to provide prior to such amendment), or by other applicable law as then in effect, against all expense, liability and loss (including attorneys’ fees and related disbursements, judgments, fines, excise taxes or penalties under the Employee Retirement Income Security Act of 1974, as amended from time to time, penalties and amounts paid or to be paid in settlement) actually and reasonably incurred or suffered by such Indemnitee in connection therewith. Each person who is or was serving as a director, officer, employee or agent of a subsidiary of the corporation shall be deemed to be serving, or have served, at the request of the corporation. The right to indemnification conferred in this Section 6.1 shall be a contract right. Any indemnification (but not advancement of expenses) under this Article 6 (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the DGCL, as the same exists or hereafter may be amended (but, in the case of any such amendment, only to the extent that such amendment permits the corporation to provide broader indemnification rights than said law permitted the corporation to provide prior to such amendment). Such determination shall be made with respect to a person who is a director or officer at the time of such determination (a) by a majority vote of the directors who are not or were not parties to the proceeding in respect of which indemnification is being sought by Indemnitee (the “Disinterested Directors”), even though less than a quorum, (b) by a committee of Disinterested Directors designated by a majority vote of the Disinterested Directors, even though less than a quorum, (c) if there are no such Disinterested Directors, or if the Disinterested Directors so direct, by independent legal counsel in a written opinion to the Board of Directors, a copy of which shall be delivered to Indemnitee, or (d) by the stockholders. 6.2 Indemnification of Others. This Article 6 does not limit the right of the corporation, to the extent and in the manner permitted by law, to indemnify and to advance expenses to persons other than those persons identified in Section 6.1 when and as authorized by the Board or by the action of a committee of the Board or designated officers of the corporation established by or designated in resolutions approved by the Board; provided, however, that the payment of expenses incurred by such a person in advance of the final disposition of the proceeding shall be made only upon receipt by the corporation of a written undertaking by such person to repay all amounts so advanced if it shall ultimately be determined that such person is not entitled to be indemnified under this Article 6 or otherwise. 6.3 Advance Payment. The right to indemnification under this Article 6 shall include the right to be paid by the corporation the expenses incurred in defending any such proceeding in advance of its final disposition, such advances to be paid by the corporation within thirty (30) days after the receipt by the corporation of a statement or statements from the claimant requesting such advance or advances from time to time; provided, however, that if the DGCL requires, the payment of such expenses incurred by a director or officer in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such person while a director or officer, including, without limitation, service to an employee benefit plan) in advance of the final disposition of a proceeding, shall be made only upon delivery to the corporation of an undertaking by or on behalf of such director or officer to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified under Section 6.1 or otherwise. Notwithstanding the foregoing, unless such right is acquired other than pursuant to this Article 6, no advance shall be made by the corporation to an officer of the corporation (except by reason of the fact that such officer is or was a director of the corporation, in which event this paragraph shall not apply) in any action, suit or proceeding, whether civil, criminal, administrative or investigative, if a determination is reasonably and promptly made (a) by the Board of Directors by a majority vote of the Disinterested Directors, even though less than a quorum, or (b) by a committee of Disinterested Directors designated by majority vote of the Disinterested Directors, even though less than a quorum, or (c) if there are no Disinterested Directors or the Disinterested Directors so direct, by independent legal counsel in a written opinion to the Board of Directors, a copy of which shall be delivered to the claimant, that the facts 14 known to the decision-making party at the time such determination is made demonstrate clearly and convincingly that such person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the corporation. 6.4 Right of Indemnitee to Bring Suit. If a claim for indemnification (following final disposition of such proceeding) or advancement of expenses under this Article 6 is not paid in full by the corporation within sixty (60) days after a written claim has been received by the corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be twenty (20) days, the Indemnitee may at any time thereafter bring suit against the corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit to the fullest extent permitted by law. In any suit brought by the Indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or by the corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the Indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this Article or otherwise shall be on the corporation. 6.5 Non-Exclusivity and Survival of Rights; Amendments. The right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this Article 6 shall not be deemed exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the certificate of incorporation of the corporation, bylaws, agreement, vote of stockholders or Disinterested Directors or otherwise, and shall continue as to a person who has ceased to be a director, officer, employee or agent of the corporation and shall inure to the benefit of the heirs, executors and administrators of such a person. Any repeal or modification of the provisions of this Article 6 shall not in any way diminish or adversely affect the rights of any director, officer, employee or agent of the corporation hereunder in respect of any occurrence or matter arising prior to any such repeal or modification. 6.6 Insurance. The corporation may purchase and maintain insurance on its own behalf and on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise against any expense, liability or loss asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the corporation would have the power to indemnify such person against such expenses, liability or loss under the DGCL. 6.7 Reliance. Persons who after the date of the adoption of this provision become or remain directors or officers of the corporation shall be conclusively presumed to have relied on the rights to indemnity, advance of expenses and other rights contained in this Article 6 in entering into or continuing such service. The rights to indemnification and to the advance of expenses conferred in this Article 6 shall apply to claims made against an Indemnitee arising out of acts or omissions that occurred or occur both prior and subsequent to the adoption hereof. 6.8 Severability. If any word, clause, provision or provisions of this Article 6 shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (a) the validity, legality and enforceability of the remaining provisions of this Article 6 (including, without limitation, each portion of any section or paragraph of this Article 6 containing any such provision held to be invalid, illegal or unenforceable, that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby; and (b) to the fullest extent possible, the provisions of this Article 6 (including, without limitation, each such portion of any section or paragraph of this Article 6 containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable. ARTICLE 7 Capital Stock 7.1 Certificates for Shares. The shares of the corporation shall be (i) represented by certificates or (ii) uncertificated and evidenced by a book-entry system maintained by or through the corporation’s transfer agent or registrar. Certificates shall be signed by, or in the name of the corporation by, the Chairman of the Board, the Chief Executive Officer, the President or a Vice President and by the Chief Financial Officer, the Treasurer or an Assistant 15 Treasurer, or the Secretary or an Assistant Secretary of the corporation. Certificates may be issued for partly paid shares and in such case upon the face or back of the certificates issued to represent any such partly paid shares, the total amount of the consideration to be paid therefor, and the amount paid thereon shall be specified. Within a reasonable time after the issuance or transfer of uncertificated stock, the corporation shall send or cause to be sent to the registered owner thereof a written notice containing the information required by the DGCL or a statement that the corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. 7.2 Signatures on Certificates. Any or all of the signatures on a certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue. 7.3 Transfer of Stock. Upon surrender to the corporation or the transfer agent of the corporation of a certificate of shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, and proper evidence of compliance of other conditions to rightful transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books. Upon receipt of proper transfer instructions and proper evidence of compliance of other conditions to rightful transfer from the registered owner of uncertificated shares, such uncertificated shares shall be canceled and issuance of new equivalent uncertificated shares or certificated shares shall be made to the person entitled thereto and the transaction shall be recorded upon the books of the corporation. 7.4 Registered Stockholders. The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware. 7.5 Lost, Stolen or Destroyed Certificates. The corporation may direct that a new certificate or certificates be issued to replace any certificate or certificates theretofore issued by the corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed and on such terms and conditions as the corporation may require. When authorizing the issue of a new certificate or certificates, the corporation may, in its discretion and as a condition precedent to the issuance thereof, require the owner of the lost, stolen or destroyed certificate or certificates, or his or her legal representative, to advertise the same in such manner as it shall require, to indemnify the corporation in such manner as it may require, and/or to give the corporation a bond or other adequate security in such sum as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost, stolen or destroyed. ARTICLE 8 General Provisions 8.1 Dividends. Dividends upon the capital stock of the corporation, subject to any restrictions contained in the DGCL or the provisions of the certificate of incorporation of the corporation, if any, may be declared by the Board of Directors at any regular or special meeting or by unanimous written consent. Dividends may be paid in cash, in property or in shares of capital stock, subject to the provisions of the certificate of incorporation of the corporation. 8.2 Checks. All checks or demands for money and notes of the corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate. 8.3 Corporate Seal. The Board of Directors may, by resolution, adopt a corporate seal. The corporate seal shall have inscribed thereon the name of the corporation, the year of its organization and the word “Delaware.” 16 The seal may be used by causing it or a facsimile thereof to be impressed or affixed or otherwise reproduced. The seal may be altered from time to time by the Board of Directors. 8.4 Execution of Corporate Contracts and Instruments. The Board of Directors, except as otherwise provided in these bylaws, may authorize any officer or officers, or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the corporation; such authority may be general or confined to specific instances. Unless so authorized or ratified by the Board of Directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount. 8.5 Representation of Shares of Other Corporations. The Chief Executive Officer, the President or any Vice President, the Chief Financial Officer or the Treasurer or any Assistant Treasurer, or the Secretary or any Assistant Secretary of the corporation is authorized to vote, represent and exercise on behalf of the corporation all rights incident to any and all shares of any corporation or corporations or similar ownership interests of other business entities standing in the name of the corporation. The authority herein granted to said officers to vote or represent on behalf of the corporation any and all shares or similar ownership interests held by the corporation in any other corporation or corporations or other business entities may be exercised either by such officers in person or by any other person authorized so to do by proxy or power of attorney duly executed by said officers. ARTICLE 9 Forum for Adjudication of Disputes 9.1 Exclusive Forum; Delaware Chancery Court. To the fullest extent permitted by law, and unless the corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware (or, if that court lacks subject matter jurisdiction, another federal or state court situated in the State of Delaware), shall be the sole and exclusive forum for (a) any derivative action or proceeding brought in the name or right of the corporation or on its behalf, (b) any action asserting a claim for breach of any fiduciary duty owed by any director, officer, employee or agent of the corporation to the corporation or the corporation’s stockholders, (c) any action arising or asserting a claim arising pursuant to any provision of the DGCL or any provision of the certificate of incorporation or these bylaws or (d) any action asserting a claim governed by the internal affairs doctrine, including, without limitation, any action to interpret, apply, enforce or determine the validity of the certificate of incorporation or these bylaws. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the corporation shall be deemed to have notice of and consented to the provisions of this Section 9.1.9.2 Exclusive Forum; Federal District Courts. Unless the corporation consents in writing to the selection of an alternative forum, the federal district courts of the United States shall be the exclusive forum for the resolution of any complaint asserting a cause of action under the Securities Act of 1933 and the Securities Exchange Act of 1934. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the corporation shall be deemed to have notice of and consented to the provisions of this Section 9.2. ARTICLE 10 Amendments Subject to the laws of the State of Delaware, the Board of Directors is expressly authorized to adopt, amend or repeal the bylaws of the corporation, without any action on the part of the stockholders, by the vote of at least a majority of the directors of the corporation then in office. In addition to any vote of the holders of any class or series of stock of the corporation required by the DGCL or the certificate of incorporation of the corporation, the bylaws may also be adopted, amended or repealed by the affirmative vote of the holders of at least sixty-six and two-thirds percent (66-2/3%) of the voting power of the shares of the capital stock of the corporation entitled to vote in the election of directors, voting as one class. 17 CERTIFICATE OF SECRETARY I, the undersigned, hereby certify: (i) that I am a duly elected, acting and qualified Secretary of Atlis Motor Vehicles, Inc, a Delaware corporation; and (ii) that the foregoing Bylaws, comprising 16 pages, constitute the Bylaws of such corporation as duly adopted by the board of directors of such corporation on ___________________, 2021, which Bylaws became effective ___________________, 2021. IN WITNESS WHEREOF, I have hereunto subscribed my name as of the____ day of ____________, 2021. Secretary EX1A-3A AMENDMENTS TO THE BYLAWS CERTIFICATE OF AMENDMENT OF CERTIFICATE OF INCORPORATION Atlis Motor Vehicles Inc. a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware. DOES HEREBY CERTIFY: FIRST: That at a meeting of the Board of Directors of Atlis Motor Vehicles Inc. resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows: RESOLVED, that the Certificate of Incorporation of this corporation be amended by changing the Article thereof numbered "FOURTH:" so that, as amended said Article shall be and read as follows: "The total number of shares of stock which the corporation is authorized to issue is 60,000,000 shares of common stock having a par value of $0.0001 per share." SECOND: That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the stockholders of said corporation was duly called and held, upon notice in accordance with Section 222 of the General Corporation law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment. THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware. IN WITNESS WHEREOF, said Atlis Motor Vehicles Inc. has caused this certificate to be signed by an authorized officer, this ________ day of _________________, 2020. BY: _____________________________________-Signature Name: ____________________________________-please print Authorized Officer Mark Hanchett 22 January TRANSACTION DETAILS DOCUMENT DETAILS Reference Number 0238644B-B498-4413-BD84-4B1D2F58A617 Transaction Type Signature Request Sent At 01/21/2020 14:41 EST Executed At 01/22/2020 20:39 EST Identity Method email Distribution Method email Signed Checksum 7ea4646f0bb187c7b74341e9528feb40692a04847371bf80a60643d0de221e2f Signer Sequencing Disabled Document Passcode Disabled Document Name Atlis Motor Vehicles Inc - Stock Amendments Filename

atlis_motor_vehicles_inc_-_stock_amendments.pdf Pages 1 page Content Type application/pdf File Size 70.6 KB Original Checksum 78cb3b94d1b1bf5d282473ec4126a7ce8c8e2e24e7e3fa3b13a0ad0fd64ec38a S IG N E R S SIGNER E-SIGNATURE EVENTS Name Atlis Motor Vehicles Inc. Email mark@atlismotorvehicles.com Components 4 Status signed Multi-factor Digital Fingerprint Checksum db615393faf4efade890cdf3710ba80ad7162a9be835e8089c36c8e72a38bce7 IP Address 98.165.208.75 Device Chrome via Windows Drawn Signature Signature Reference ID 142183E1 Signature Biometric Count 33 Viewed At 01/22/2020 20:39 EST Identity Authenticated At 01/22/2020 20:39 EST Signed At 01/22/2020 20:39 EST A U D I TS TIMESTAMP AUDIT 01/22/2020 20:39 EST Atlis Motor Vehicles Inc. (mark@atlismotorvehicles.com) signed the document on Chrome via Windows from 98.165.208.75. 01/22/2020 20:39 EST Atlis Motor Vehicles Inc. (mark@atlismotorvehicles.com) authenticated via email on Chrome via Windows from 98.165.208.75. 01/22/2020 20:39 EST Atlis Motor Vehicles Inc. (mark@atlismotorvehicles.com) viewed the document on Chrome via Windows from 98.165.208.75. 01/21/2020 19:59 EST Atlis Motor Vehicles Inc. (mark@atlismotorvehicles.com) viewed the document on Mobile Safari via iOS from 174.238.20.4. 01/21/2020 18:13 EST Atlis Motor Vehicles Inc. (mark@atlismotorvehicles.com) viewed the document on Mobile Safari via iOS from 174.238.6.238. 01/21/2020 14:41 EST Atlis Motor Vehicles Inc. (mark@atlismotorvehicles.com) was emailed a link to sign. 01/21/2020 14:41 EST Harvard Filings Team (filings@delawareinc.com) created document 'atlis_motor_vehicles_inc_-_stock_amendments.pdf' on Internet Explorer via Windows from 74.94.220.93. S I G N AT U R E C E RT I F I C AT E R E F E R E N C E N U M B E R 0238644B -B 498-4413-BD84-4B 1D2F 58A617 1 AMENDED AND RESTATED B Y L A W S OF ATLIS MOTOR VEHICLES, INC (a Delaware corporation) 2 TABLE OF CONTENTS Page ARTICLE 1 Offices 1.1 Registered Office 1.2 Other Offices ARTICLE 2 Meeting of Stockholders 2.1 Place of Meeting 2.2 Annual Meeting 2.3 Special Meetings 2.4 Notice of Meetings 2.5 List of Stockholders 2.6 Organization and Conduct of Business 2.7 Quorum 2.8 Adjournments 2.9 Voting Rights 2.10 Majority Vote 2.11 Record Date for Stockholder Notice and Voting 2.12 Proxies 2.13 Inspectors of Election 2.14 No Action Without a Meeting ARTICLE 3 Directors 3.1 Number, Election, Tenure and Qualifications 3.2 Director Nominations 3.3 Enlargement and Vacancies 3.4 Resignation and Removal 3.5 Powers 3.6 Chairman of the Board 3.7 Place of Meetings 3.8 Regular Meetings 3.9 Special Meetings 3.10 Quorum, Action at Meeting, Adjournments 3.11 Action Without Meeting 3.12 Telephone Meetings 3.13 Committees 3.14 Fees and Compensation of Directors ARTICLE 4 Officers 4.1 Officers Designated 4.2 Election 4.3 Tenure 4.4 The Executive Chairman of the Board 4.5 The Chief Executive Officer 3 TABLE OF CONTENTS (continued) 4.6 The President 4.7 The Vice President 4.8 The Secretary 4.9 The Assistant Secretary 4.10 The Chief Financial Officer 4.11 The Treasurer and Assistant Treasurers 4.12 Bond 4.13 Delegation of Authority ARTICLE 5 Notices 5.1 Delivery 5.2 Waiver of Notice ARTICLE 6 Indemnification and Insurance 6.1 Indemnification of Officers and Directors 6.2 Indemnification of Others 6.3 Advance Payment 6.4 Right of Indemnitee to Bring Suit 6.5 Non-Exclusivity and Survival of Rights; Amendments 6.6 Insurance 6.7 Reliance 6.8 Severability ARTICLE 7 Capital Stock 7.1 Certificates for Shares 7.2 Signatures on Certificates 7.3 Transfer of Stock 7.4 Registered Stockholders 7.5 Lost, Stolen or Destroyed Certificates ARTICLE 8 General Provisions 8.1 Dividends 8.2 Checks 8.3 Corporate Seal 8.4 Execution of Corporate Contracts and Instruments 8.5 Representation of Shares of Other Corporations ARTICLE 9 Forum for Adjudication of Disputes ARTICLE 10 Amendments AMENDED AND RESTATED 4 B Y L A W S OF ATLIS MOTOR VEHICLES, INC (a Delaware corporation) ARTICLE 1 Offices 1.1 Registered Office. The registered office of Atlis Motor Vehicles, Inc (the “Company”) shall be set forth in the certificate of incorporation of the corporation – Harvard Business Services, 16192 Coastal Highway, Lewes, Delaware. 1.2 Corporate Headquarters. The Company’s corporate headquarters and principal executive offices shall be located at 1828 N. Higley Rd. #116 Mesa, AZ 85205. 1.3 Other Offices. The corporation may also have offices at such other places, either within or without the State of Delaware, as the board of directors of the corporation (the “Board of Directors”) may from time to time designate, or the business of the corporation may require. ARTICLE 2 Meeting of Stockholders 2.1 Place of Meeting. Meetings of stockholders may be held virtually or at such place, either within or without the State of Delaware, as may be designated by or in the manner provided in these bylaws, or, if not so designated, at the principal executive offices of the corporation. The Board of Directors may, in its sole discretion, (a) determine that a meeting of stockholders shall not be held at any place, but may instead be held solely by means of remote communication, or (b) permit participation by stockholders at such meeting, by means of remote communication as authorized by Section 211(a) (2) of the Delaware General Corporation Law (the “DGCL”). 2.2 Annual Meeting. (a) Annual meetings of stockholders shall be held each year at such date and time as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting. At each such annual meeting, the stockholders shall elect by a plurality vote the number of directors equal to the number of directors of the class whose term expires at such meeting (or, if fewer, the number of directors properly nominated and qualified for election) to hold office until the third succeeding annual meeting of stockholders after their election. The stockholders shall also transact such other business as may properly be brought before the meeting. Except as otherwise restricted by the certificate of incorporation of the corporation or applicable law, the Board of Directors may postpone, reschedule or cancel any annual meeting of stockholders. (b) To be properly brought before the annual meeting, business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (b) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (c) otherwise properly brought before the meeting by a stockholder of record. A motion related to business proposed to be brought before any stockholders’ meeting may be made by any stockholder entitled to vote if the business proposed is otherwise proper to be brought before the meeting. However, any such stockholder may propose business to be brought before a meeting only if such stockholder has given timely notice to the Secretary of the corporation in proper written form of the stockholder’s intent to propose such business. To be timely, the stockholder’s notice must be delivered by a nationally recognized courier service or mailed by first class United States mail, postage or delivery charges prepaid, and received at the 5 principal executive offices of the corporation addressed to the attention of the Secretary of the corporation not more than one hundred twenty (120) days nor less than ninety (90) days in advance of the anniversary of the date of the corporation’s proxy statement provided in connection with the previous year’s annual meeting of stockholders; provided, however, that in the event that no annual meeting was held in the previous year or the annual meeting is called for a date that is more than thirty (30) days before or after the anniversary date of the previous year’s annual meeting, notice by the stockholder must be received by the Secretary of the corporation not later than the close of business on the later of (x) the ninetieth (90th) day prior to such annual meeting and (y) the tenth (10th) day following the day on which public announcement of the date of such meeting is first made. For the purposes of these bylaws, “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or a comparable national news service or in a document publicly filed by the corporation with the Securities and Exchange Commission. In no event shall the public announcement of an adjournment or postponement of an annual meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above. A stockholder’s notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend the bylaws of the corporation, the language of the proposed amendment), and the reasons for conducting such business at the annual meeting; (ii) the name and record address of the stockholder proposing such business and the beneficial owner, if any, on whose behalf the proposal is made; (iii) the class, series and number of shares of the corporation that are owned beneficially and of record by the stockholder and such beneficial owner; (iv) any material interest of the stockholder in such business; and (v) any other information that is required to be provided by the stockholder pursuant to Section 14 of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder (collectively, the “1934 Act”) in such stockholder’s capacity as a proponent of a stockholder proposal. Notwithstanding anything in these bylaws to the contrary, no business shall be conducted at the annual meeting except in accordance with the procedures set forth in this Section; provided, however, that nothing in this Section shall be deemed to preclude discussion by any stockholder of any business properly brought before the annual meeting. The Chairman of the Board (or such other person presiding at the meeting in accordance with these bylaws) shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of this Section, and if he or she should so determine, he or she shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted. 2.3 Special Meetings. Special meetings of the stockholders may be called for any purpose or purposes, unless otherwise prescribed by statute or by the certificate of incorporation, by (a) the Secretary only at the request of the Chairman of the Board, (b) the Executive Chairman of the Board, (c) by a resolution duly adopted by the affirmative vote of a majority of the Board of Directors or (d) by affirmative vote of the stockholders owning not less than twenty-five percent (25%) of the issued and outstanding stock of the corporation; provided that the Board of Directors approves such stockholder request for a special meeting. Such request shall state the purpose or purposes of the proposed meeting. Business transacted at any special meeting shall be limited to the matters relating to the purpose or purposes stated in the notice of meeting. Except as otherwise restricted by the certificate of incorporation or applicable law, the Board of Directors may postpone, reschedule or cancel any special meeting of stockholders. 2.4 Notice of Meetings. Except as otherwise provided by law, the certificate of incorporation or these bylaws, written notice of each meeting of stockholders, annual or special, stating the place, if any, date and time of the meeting, the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, and, in the case of a special meeting, the purpose or purposes for which such special meeting is called, shall be given to each stockholder entitled to vote at such meeting not less than ten (10) nor more than sixty (60) days before the date of the meeting. 2.5 List of Stockholders. The officer in charge of the stock ledger of the corporation or the transfer agent shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, for a period of at least ten (10) days prior to 6 the meeting, (a) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (b) during ordinary business hours, at the principal place of business of the corporation. If the meeting is to be held at a place, then the list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to gain access to such list shall be provided with the notice of the meeting. 2.6 Organization and Conduct of Business. The Chairman of the Board or, in his or her absence, the Executive Chairman of the Board of the corporation or, in their absence, such person as the Board of Directors may have designated or, in the absence of such a person, such person as may be chosen by the holders of a majority of the shares entitled to vote who are present, in person or by proxy, shall call to order any meeting of the stockholders and act as chairman of the meeting. In the absence of the Secretary of the corporation, the secretary of the meeting shall be such person as the chairman of the meeting appoints. The chairman of any meeting of stockholders shall determine the order of business and the procedure at the meeting, including such regulation of the manner of voting and the conduct of discussion as seems to him or her in order. 2.7 Quorum. Except where otherwise provided by law or the certificate of incorporation of the corporation or these bylaws, the holders of a majority of the voting power of the capital stock issued and outstanding and entitled to vote, present in person or represented by proxy, shall constitute a quorum for the transaction of business at all meetings of the stockholders. 2.8 Adjournments. If a quorum is not present or represented at any meeting of stockholders, a majority of the stockholders present in person or represented by proxy at the meeting and entitled to vote, though less than a quorum, or by any officer entitled to preside at such meeting, shall be entitled to adjourn such meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. When a meeting is adjourned to another place, date or time, notice need not be given of the adjourned meeting if the place, date and time thereof are announced at the meeting at which the adjournment is taken; provided, however, that if the date of any adjourned meeting is more than thirty (30) days after the date for which the meeting was originally noticed, or if a new record date is fixed for the adjourned meeting, written notice of the place, if any, date, time and means of remote communications, if any, of the adjourned meeting shall be given in conformity herewith. At any adjourned meeting, any business may be transacted that might have been transacted at the original meeting. 2.9 Voting Rights. Unless otherwise provided in the DGCL, certificate of incorporation of the corporation, each stockholder shall at every meeting of the stockholders be entitled to one vote for each share of the capital stock having voting power held by such stockholder. No holder of shares of the corporation’s common stock shall have the right to cumulative votes. 2.10 Majority Vote. When a quorum is present at any meeting, the vote of the holders of a majority of the voting power of the capital stock and entitled to vote present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which by express provision of an applicable statute or of the certificate of incorporation of the corporation or of these bylaws, a different vote is required in which case such express provision shall govern and control the decision of such question. Anything in these Bylaws to the contrary notwithstanding, in the event of a tie vote of Directors in respect of any matter requiring the approval or authorization of a majority of Directors, the Chairman of the Board shall have a tie-breaking vote such that if he or she exercises such vote the matter will be approved or authorized, as applicable, by the Board of Directors in accordance with these Bylaws and the provisions of Delaware law. 2.11 Record Date for Stockholder Notice and Voting. For purposes of determining the stockholders entitled to notice of, or to vote at, any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any right in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty (60) days nor less than ten (10) days before the date of any such meeting nor more than sixty (60) days before any other action to which the record date relates. A 7 determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting. If the Board of Directors does not so fix a record date, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the business day next preceding the day on which notice is given or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held. The record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating to such purpose. 2.12 Proxies. Each stockholder entitled to vote at a meeting of stockholders may authorize another person or persons to act for such stockholder by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. All proxies must be filed with the Secretary of the corporation at the beginning of each meeting in order to be counted in any vote at the meeting. Subject to the limitation set forth in the last clause of the first sentence of this Section 2.12, a duly executed proxy that does not state that it is irrevocable shall continue in full force and effect unless (a) revoked by the person executing it, before the vote pursuant to that proxy, by a writing delivered to the corporation stating that the proxy is revoked or by a subsequent proxy executed by, or attendance at the meeting and voting in person by, the person executing the proxy, or (b) written notice of the death or incapacity of the maker of that proxy is received by the corporation before the vote pursuant to that proxy is counted. 2.13 Inspectors of Election. The Company shall, in advance of any meeting of stockholders, appoint one or more inspectors of election to act at the meeting and make a written report thereof. The corporation may designate one or more persons to act as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of stockholders, the person presiding at the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. 2.14 No Action Without a Meeting. No action shall be taken by the stockholders except at an annual or special meeting of stockholders called and noticed in the manner required by these bylaws. The stockholders may not in any circumstance take action by written consent. ARTICLE 3 Directors 3.1 Number, Election, Tenure and Qualifications. The number of directors that shall constitute the entire Board of Directors shall be fixed from time to time by resolution adopted by a majority of the directors of the corporation then in office. No decrease in the number of authorized directors shall have the effect of removing any director before that director’s term of office expires. As of the date of these Amended Bylaws, the Board of Directors shall be comprised of six (6) individuals. The Board of Directors shall be divided into three (3) classes of two (2) directors, each class to serve for a term of three (3) years. Class I shall be comprised of directors who shall serve until the first annual meeting of stockholders following the effective date of these bylaws. Class II shall be comprised of directors who shall serve until the second annual meeting of stockholders following the effective date of these bylaws. Class III shall be comprised of directors who shall serve until the third annual meeting of stockholders following the effective date of these bylaws. The Board of Directors is authorized, upon the initial effectiveness of the classification of the Board of Directors, to assign members of the Board of Directors already in office among the various classes. For any currently unfilled seats on the Board of Directors, the existing members of the Board of Directors shall appoint temporary Directors to fill board seats, in any class, until the next annual meeting of stockholders. Notwithstanding the immediately preceding paragraph, commencing with the 2030 annual meeting of stockholders, the classification of the Board of Directors shall cease, and all directors shall be elected for terms expiring at the next succeeding annual meeting of stockholders. 8 3.2 Director Nominations. At each annual meeting of the stockholders, directors shall be elected for that class of directors whose terms are then expiring, except as otherwise provided in Section 3.3, and each director so elected shall hold office until such director’s successor is duly elected and qualified or until such director’s earlier resignation, removal, death or incapacity. Subject to the rights of holders of any class or series of stock having a preference over the common stock as to dividends or upon liquidation, nominations of persons for election to the Board of Directors must be (a) made by or at the direction of the Board of Directors (or any duly authorized committee thereof) or (b) made by any stockholder of record of the corporation entitled to vote for the election of directors at the applicable meeting who complies with the notice procedures set forth in this Section 3.2. Directors need not be stockholders. Such nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the corporation. To be timely, a stockholder’s notice shall be delivered by a nationally recognized courier service or mailed by first class United States mail, postage or delivery charges prepaid, and received at the principal executive offices of the corporation addressed to the attention of the Secretary of the corporation (i) in the case of an annual meeting of stockholders, not more than one hundred twenty (120) days nor less than ninety (90) days in advance of the anniversary of the date of the corporation’s proxy statement provided in connection with the previous year’s annual meeting of stockholders; provided, however, that in the event that no annual meeting was held in the previous year or the annual meeting is called for a date more than thirty (30) days before or after the anniversary date of the previous year’s annual meeting, notice by the stockholder must be received by the Secretary of the corporation not later than the close of business on the later of (A) the ninetieth (90th) day prior to such annual meeting and (B) the tenth (10th) day following the day on which public announcement of the date of such meeting is first made, and (ii) in the case of a special meeting of stockholders called for the purpose of electing directors, not later than the close of business on the tenth (10th) day following the day on which notice of the date of the special meeting was mailed or public disclosure of the date of the special meeting was made. Such stockholder’s notice to the Secretary shall set forth (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director, (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class, series and number of shares of capital stock of the corporation that are owned beneficially by the person, (iv) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to Section 14 of the 1934 Act and the rules and regulations promulgated thereunder and (v) the nominee’s written consent to serve, if elected, and (b) as to the stockholder giving the notice, (i) the name and record address of the stockholder, (ii) the class, series and number of shares of capital stock of the corporation that are owned beneficially by the stockholder, and (iii) a description of all arrangements or understandings between such stockholder and each person the stockholder proposes for election or re-election as a director pursuant to which such proposed nomination is being made. The corporation may require any proposed nominee to furnish such other information as may reasonably be required by the corporation to determine the eligibility of such proposed nominee to serve as a director of the corporation. No person shall be eligible for election as a director of the corporation unless nominated in accordance with the procedures set forth herein. In connection with any annual meeting of the stockholders (or, if and as applicable, any special meeting of the stockholders), the Chairman of the Board (or such other person presiding at such meeting in accordance with these bylaws) may, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the foregoing procedure, and if he or she should so determine, he or she shall so declare to the meeting and the defective nomination shall be disregarded. 3.3 Enlargement and Vacancies. Except as otherwise provided by the certificate of incorporation, subject to the rights of the holders of any series of preferred stock then outstanding, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause shall be filled solely by a majority vote of the directors then in office, although less than a quorum, or by a sole remaining director. If there are no directors in office, then an election of directors may be held in the manner provided by statute. Directors chosen pursuant to any of the foregoing provisions shall hold office until the next annual election at which the term of the class to which he or she has been elected expires and until such director’s successor is duly elected and qualified or until such director’s earlier resignation or removal. In the event of a vacancy in the Board of Directors, the remaining 9 directors, except as otherwise provided by law, or by the certificate of incorporation or the bylaws of the corporation, may exercise the powers of the full board until the vacancy is filled. 3.4 Resignation and Removal. Any director may resign at any time upon written notice to the corporation at its principal place of business addressed to the attention of the Chief Executive Officer, the Secretary, the Chairman of the Board or the Chair of the Nominating and Corporate Governance Committee of the Board of Directors, who shall in turn notify the full Board of Directors (although failure to provide such notification to the full Board of Directors shall not impact the effectiveness of such resignation). Such resignation shall be effective upon receipt of such notice by one of the individuals designated above unless the notice specifies such resignation to be effective at some other time or upon the happening of some other event. Any director or the entire Board of Directors may be removed, but only for cause, by the holders of not less than a majority of the voting power of the capital stock issued and outstanding then entitled to vote at an election of directors. 3.5 Powers. The business of the corporation shall be managed by or under the direction of the Board of Directors, which may exercise all such powers of the corporation and do all such lawful acts and things as are not by statute or by the certificate of incorporation of the corporation or by these bylaws directed or required to be exercised or done by the stockholders. 3.6 Chairman of the Board. The directors shall elect a Chairman of the Board (who may be designated Executive Chairman of the Board if serving as an employee of the corporation) and may elect a Vice Chair of the Board, each to hold such office until their successor is elected and qualified or until their earlier resignation or removal. In the absence or disability of the Chairman of the Board, the Vice Chair of the Board, if one has been elected, or another director designated by the Board of Directors, shall perform the duties and exercise the powers of the Chairman of the Board. The Chairman of the Board of the corporation shall if present preside at all meetings of the stockholders and the Board of Directors and shall have such other duties as may be vested in the Chairman of the Board by the Board of Directors. The Vice Chair of the Board of the corporation shall have such duties as may be vested in the Vice Chair of the Board by the Board of Directors. 3.7 Place of Meetings. The Board of Directors may hold meetings, both regular and special, via virtual videoconferencing software or in person within or without the State of Delaware. 3.8 Regular Meetings. Regular meetings of the Board of Directors may be held without notice at such time and place as may be determined from time to time by the Board of Directors; provided, however, that any director who is absent when such a determination is made shall be given prompt notice of such determination. 3.9 Special Meetings. Special meetings of the Board of Directors may be called by the Chairman of the Board, the Executive Chairman of the Board, or by the written request of a majority of the directors then in office. Notice of the time and place, if any, of special meetings shall be delivered personally or by telephone to each director, or sent by first-class mail or commercial delivery service, facsimile transmission, or by electronic mail or other electronic means, charges prepaid, sent to such director’s business or home address as they appear upon the records of the corporation. In case such notice is mailed, it shall be deposited in the United States mail at least three (3) days prior to the time of holding of the meeting. In case such notice is delivered personally or by telephone or by commercial delivery service, facsimile transmission, or electronic mail or other electronic means, it shall be so delivered at least twenty-four (24) hours prior to the time of the holding of the meeting. A notice or waiver of notice of a meeting of the Board of Directors need not specify the purposes of the meeting. 3.10 Quorum, Action at Meeting, Adjournments. At all meetings of the Board of Directors, a majority of directors then in office, shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors, except as may be otherwise specifically provided by law, as it presently exists or may hereafter be amended, or by the bylaws of the corporation. If a quorum shall not be present at any meeting of the Board of Directors, a majority of the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present. 3.11 Action Without Meeting. Unless otherwise restricted by the certificate of incorporation of the corporation or these bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or 10 of any committee thereof may be taken without a meeting, if all members of the Board of Directors or committee, as the case may be, consent thereto in writing or by electronic transmission, and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board of Directors or committee. 3.12 Telephone or Videoconference Meetings. Unless otherwise restricted by the certificate of incorporation of the corporation or these bylaws, any member of the Board of Directors or any committee thereof may participate in a meeting of the Board of Directors or of any committee, as the case may be, by means of conference telephone, videoconference software, or by any form of communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting. 3.13 Committees. The Board of Directors may, by resolution, designate one or more committees, each committee to consist of one or more of the directors of the corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members present at any meeting and not disqualified from voting, whether or not the member or members present constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board of Directors, shall have and may exercise all of the lawfully delegated powers and authority of the Board of Directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board of Directors. Each committee shall keep regular minutes of its meetings and make such reports to the Board of Directors as the Board of Directors may request or the charter of such committee may then require. Except as the Board of Directors may otherwise determine, any committee may make rules for the conduct of its business, but unless otherwise provided by the directors or in such rules, its business shall be conducted as nearly as possible in the same manner as is provided in these bylaws for the conduct of its business by the Board of Directors. 3.14 Fees and Compensation of Directors. The Board of Directors shall have the authority to fix the compensation of directors. ARTICLE 4 Officers 4.1 Officers Designated. The officers of the corporation shall be chosen by the Board of Directors and shall be a Chief Executive Officer and Executive Chairman of the Board, a President, a Secretary, and a Chief Financial Officer. The Board of Directors may also choose a Treasurer, one or more Vice Presidents, and one or more assistant Secretaries or assistant Treasurers. Any number of offices may be held by the same person, unless the certificate of incorporation of the corporation or these bylaws otherwise provide. 4.2 Election. The Board of Directors shall choose a Chief Executive Officer and Executive Chairman of the Board, a President, a Secretary and a Chief Financial Officer. Other officers may be appointed by the Board of Directors or may be appointed by the Executive Chairman of the Board pursuant to a delegation of authority from the Board of Directors. 4.3 Tenure. Each officer of the corporation shall hold office until such officer’s successor is appointed and qualified, unless a different term is specified in the vote choosing or appointing such officer, or until such officer’s earlier death, resignation, removal or incapacity. Any officer appointed by the Board of Directors or by the Executive Chairman of the Board may be removed with or without cause at any time by the affirmative vote of a majority of the Board of Directors or a committee duly authorized to do so. Any vacancy occurring in any office of the corporation may be filled by the Board of Directors, at its discretion. Any officer may resign by delivering such officer’s written resignation to the corporation at its principal place of business to the attention of the Chief Executive Officer or the Secretary. Such resignation shall be effective upon receipt unless it is specified to be effective at some other time or upon the happening of some other event. 11 4.4 The Chief Executive Officer and Executive Chairman of the Board. The Chief Executive Officer and Executive Chairman of the Board shall preside at all meetings of the stockholders and at all meetings of the Board of Directors, and shall have general and active management of the business of the corporation. The Chief Executive Officer and Executive Chairman of the Board shall have general charge and supervision of the business of the corporation subject to the direction of the Board. The Executive Chairman of the Board shall also have supervisory powers over the other officers, and shall have all other powers commonly incident to such position or which are or from time to time may be delegated to him or her by the Board of Directors, or which are or may at any time be authorized or required by law. He or she shall execute bonds, mortgages and other contracts requiring a seal, under the seal of the corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the Board of Directors to some other officer or agent of the corporation. 4.5 The President. The President shall, in the event there is no Chief Executive Officer or in the absence of the Chief Executive Officer or in the event of his or her disability, perform the duties of the Chief Executive Officer, and when so acting, shall have the powers of and be subject to all the restrictions upon the Chief Executive Officer. The President shall perform such other duties and have such other powers as may from time to time be prescribed for such person by the Board of Directors, the Executive Chairman of the Board, the Chief Executive Officer or these bylaws. 4.6 The Vice President. The Vice President, if any (or in the event there be more than one, the Vice Presidents in the order designated by the directors, or in the absence of any designation, in the order of their election), shall, in the absence of the President or in the event of his or her disability or refusal to act, perform the duties of the President, and when so acting, shall have the powers of and be subject to all the restrictions upon the President. The Vice President(s) shall perform such other duties and have such other powers as may from time to time be prescribed for them by the Board of Directors, the Chief Executive Officer, the President or these bylaws. 4.7 The Secretary. The Secretary shall attend all meetings of the Board of Directors and the stockholders and record all votes and the proceedings of the meetings in a book to be kept for that purpose and shall perform like duties for the standing committees, when required. The Secretary shall give, or cause to be given, notice of all meetings of stockholders and special meetings of the Board of Directors, and shall perform such other duties as may from time to time be prescribed by the Board of Directors, the Chairman of the Board or the Chief Executive Officer, under whose supervision he or she shall act. The Secretary shall sign such instruments on behalf of the corporation as the Secretary may be authorized to sign by the Board of Directors or by law and shall countersign, attest and affix the corporate seal to all certificates and instruments where such countersigning or such sealing and attesting are necessary to their true and proper execution. The Secretary shall keep, or cause to be kept, at the principal executive office or at the office of the corporation’s transfer agent or registrar, as determined by resolution of the Board of Directors, a share register, or a duplicate share register, showing the names of all stockholders and their addresses, the number and classes of shares held by each, the number and date of certificates issued for the same and the number and date of cancellation of every certificate surrendered for cancellation. 4.8 The Assistant Secretary. The Assistant Secretary, or if there be more than one, any Assistant Secretaries in the order designated by the Board of Directors (or in the absence of any designation, in the order of their election) shall assist the Secretary in the performance of his or her duties and, in the absence of the Secretary or in the event of his or her inability or refusal to act, perform the duties and exercise the powers of the Secretary and shall perform such other duties and have such other powers as may from time to time be prescribed by the Board of Directors. 4.9 The Chief Financial Officer. The Chief Financial Officer shall be the principal financial officer in charge of the general accounting books, accounting and cost records and forms. The Chief Financial Officer may also serve as the principal accounting officer and shall perform such other duties and have other powers as may from time to time be prescribed by the Board of Directors or the Chief Executive Officer. 4.10 The Treasurer and Assistant Treasurers. The Treasurer (if one is appointed) shall have such duties as may be specified by the Chief Financial Officer to assist the Chief Financial Officer in the performance of his or her duties and to perform such other duties and have other powers as may from time to time be prescribed by the Board of Directors or the Chief Executive Officer. It shall be the duty of any Assistant Treasurers to assist the Treasurer 12 in the performance of his or her duties and to perform such other duties and have other powers as may from time to time be prescribed by the Board of Directors or the Chief Executive Officer. 4.11 Bond. If required by the Board of Directors, any officer shall give the corporation a bond in such sum and with such surety or sureties and upon such terms and conditions as shall be satisfactory to the Board of Directors, including without limitation a bond for the faithful performance of the duties of such officer’s office and for the restoration to the corporation of all books, papers, vouchers, money and other property of whatever kind in such officer’s possession or under such officer’s control and belonging to the corporation. 4.12 Delegation of Authority. The Board of Directors may from time to time delegate the powers or duties of any officer to any other officers or agents, notwithstanding any provision hereof. ARTICLE 5 Notices and Corporate Records 5.1 Delivery. Whenever, under the provisions of law, or of the certificate of incorporation of the corporation or these bylaws, written notice is required to be given to any director or stockholder, such notice may be given by mail, addressed to such director or stockholder, at such person’s address as it appears on the records of the corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail or delivered to a nationally recognized courier service. Unless written notice by mail is required by law, written notice may also be given by commercial delivery service, facsimile transmission, electronic means or similar means addressed to such director or stockholder at such person’s address as it appears on the records of the corporation, in which case such notice shall be deemed to be given when delivered into the control of the persons charged with effecting such transmission, the transmission charge to be paid by the corporation or the person sending such notice and not by the addressee. Oral notice or other in-hand delivery, in person or by telephone, shall be deemed given at the time it is actually given. 5.2 Waiver of Notice. Whenever any notice is required to be given under the provisions of law or of the certificate of incorporation of the corporation or of these bylaws, a written waiver, signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders, directors or members of a committee of directors need be specified in any written waiver of notice or any waiver by electronic transmission unless so required by the certificate of incorporation or these bylaws. 5.3 Corporate Records. Any stockholder of record, in person or by attorney or other agent, shall, upon written demand under oath stating the purpose thereof, have the right during the usual hours of business to inspect for any proper purpose the corporation’s stock ledger, a list of its stockholders, and its minute of Stockholder meetings for the past two years. A proper purpose shall mean a purpose reasonably related to such person’s interest as a stockholder. In every instance where an attorney or other agent shall be the person who seeks the right to inspection, the demand under oath shall be accompanied by a power of attorney or such other writing that authorizes the attorney or other agent to so act on behalf of the stockholder. The demand under oath shall be directed to the corporation at its registered office or at its principal place of business. ARTICLE 6 Indemnification and Insurance 6.1 Indemnification of Officers and Directors. Each person who was or is made a party or is threatened to be made a party to or is involved (including, without limitation, as a witness) in any actual or threatened action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a “proceeding”), by reason of the fact that he or she or a person of whom he or she is the legal representative is or was a director or officer 13 of the corporation (or any predecessor), or is or was serving at the request of the corporation (or any predecessor) as a director, officer, employee or agent of another corporation or of a partnership, limited liability company, joint venture, trust, employee benefit plan sponsored or maintained by the corporation, or other enterprise (or any predecessors of such entities) (hereinafter an “Indemnitee”), shall be indemnified and held harmless by the corporation to the fullest extent authorized by the DGCL, as the same exists or may hereafter be amended, including, but not limited to, Section 102(b)(7) of the DGCL (but, in the case of any such amendment, only to the extent that such amendment permits the corporation to provide broader indemnification rights than said law permitted the corporation to provide prior to such amendment), or by other applicable law as then in effect, against all expense, liability and loss (including attorneys’ fees and related disbursements, judgments, fines, excise taxes or penalties under the Employee Retirement Income Security Act of 1974, as amended from time to time, penalties and amounts paid or to be paid in settlement) actually and reasonably incurred or suffered by such Indemnitee in connection therewith. Each person who is or was serving as a director, officer, employee or agent of a subsidiary of the corporation shall be deemed to be serving, or have served, at the request of the corporation. The right to indemnification conferred in this Section 6.1 shall be a contract right. Any indemnification (but not advancement of expenses) under this Article 6 (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the DGCL, as the same exists or hereafter may be amended (but, in the case of any such amendment, only to the extent that such amendment permits the corporation to provide broader indemnification rights than said law permitted the corporation to provide prior to such amendment). Such determination shall be made with respect to a person who is a director or officer at the time of such determination (a) by a majority vote of the directors who are not or were not parties to the proceeding in respect of which indemnification is being sought by Indemnitee (the “Disinterested Directors”), even though less than a quorum, (b) by a committee of Disinterested Directors designated by a majority vote of the Disinterested Directors, even though less than a quorum, (c) if there are no such Disinterested Directors, or if the Disinterested Directors so direct, by independent legal counsel in a written opinion to the Board of Directors, a copy of which shall be delivered to Indemnitee, or (d) by the stockholders. 6.2 Indemnification of Others. This Article 6 does not limit the right of the corporation, to the extent and in the manner permitted by law, to indemnify and to advance expenses to persons other than those persons identified in Section 6.1 when and as authorized by the Board or by the action of a committee of the Board or designated officers of the corporation established by or designated in resolutions approved by the Board; provided, however, that the payment of expenses incurred by such a person in advance of the final disposition of the proceeding shall be made only upon receipt by the corporation of a written undertaking by such person to repay all amounts so advanced if it shall ultimately be determined that such person is not entitled to be indemnified under this Article 6 or otherwise. 6.3 Advance Payment. The right to indemnification under this Article 6 shall include the right to be paid by the corporation the expenses incurred in defending any such proceeding in advance of its final disposition, such advances to be paid by the corporation within thirty (30) days after the receipt by the corporation of a statement or statements from the claimant requesting such advance or advances from time to time; provided, however, that if the DGCL requires, the payment of such expenses incurred by a director or officer in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such person while a director or officer, including, without limitation, service to an employee benefit plan) in advance of the final disposition of a proceeding, shall be made only upon delivery to the corporation of an undertaking by or on behalf of such director or officer to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified under Section 6.1 or otherwise. Notwithstanding the foregoing, unless such right is acquired other than pursuant to this Article 6, no advance shall be made by the corporation to an officer of the corporation (except by reason of the fact that such officer is or was a director of the corporation, in which event this paragraph shall not apply) in any action, suit or proceeding, whether civil, criminal, administrative or investigative, if a determination is reasonably and promptly made (a) by the Board of Directors by a majority vote of the Disinterested Directors, even though less than a quorum, or (b) by a committee of Disinterested Directors designated by majority vote of the Disinterested Directors, even though less than a quorum, or (c) if there are no Disinterested Directors or the Disinterested Directors so direct, by independent legal counsel in a written opinion to the Board of Directors, a copy of which shall be delivered to the claimant, that the facts 14 known to the decision-making party at the time such determination is made demonstrate clearly and convincingly that such person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the corporation. 6.4 Right of Indemnitee to Bring Suit. If a claim for indemnification (following final disposition of such proceeding) or advancement of expenses under this Article 6 is not paid in full by the corporation within sixty (60) days after a written claim has been received by the corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be twenty (20) days, the Indemnitee may at any time thereafter bring suit against the corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit to the fullest extent permitted by law. In any suit brought by the Indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or by the corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the Indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this Article or otherwise shall be on the corporation. 6.5 Non-Exclusivity and Survival of Rights; Amendments. The right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this Article 6 shall not be deemed exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the certificate of incorporation of the corporation, bylaws, agreement, vote of stockholders or Disinterested Directors or otherwise, and shall continue as to a person who has ceased to be a director, officer, employee or agent of the corporation and shall inure to the benefit of the heirs, executors and administrators of such a person. Any repeal or modification of the provisions of this Article 6 shall not in any way diminish or adversely affect the rights of any director, officer, employee or agent of the corporation hereunder in respect of any occurrence or matter arising prior to any such repeal or modification. 6.6 Insurance. The corporation may purchase and maintain insurance on its own behalf and on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise against any expense, liability or loss asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the corporation would have the power to indemnify such person against such expenses, liability or loss under the DGCL. 6.7 Reliance. Persons who after the date of the adoption of this provision become or remain directors or officers of the corporation shall be conclusively presumed to have relied on the rights to indemnity, advance of expenses and other rights contained in this Article 6 in entering into or continuing such service. The rights to indemnification and to the advance of expenses conferred in this Article 6 shall apply to claims made against an Indemnitee arising out of acts or omissions that occurred or occur both prior and subsequent to the adoption hereof. 6.8 Severability. If any word, clause, provision or provisions of this Article 6 shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (a) the validity, legality and enforceability of the remaining provisions of this Article 6 (including, without limitation, each portion of any section or paragraph of this Article 6 containing any such provision held to be invalid, illegal or unenforceable, that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby; and (b) to the fullest extent possible, the provisions of this Article 6 (including, without limitation, each such portion of any section or paragraph of this Article 6 containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable. ARTICLE 7 Capital Stock 7.1 Certificates for Shares. The shares of the corporation shall be (i) represented by certificates or (ii) uncertificated and evidenced by a book-entry system maintained by or through the corporation’s transfer agent or registrar. Certificates shall be signed by, or in the name of the corporation by, the Chairman of the Board, the Chief Executive Officer, the President or a Vice President and by the Chief Financial Officer, the Treasurer or an Assistant 15 Treasurer, or the Secretary or an Assistant Secretary of the corporation. Certificates may be issued for partly paid shares and in such case upon the face or back of the certificates issued to represent any such partly paid shares, the total amount of the consideration to be paid therefor, and the amount paid thereon shall be specified. Within a reasonable time after the issuance or transfer of uncertificated stock, the corporation shall send or cause to be sent to the registered owner thereof a written notice containing the information required by the DGCL or a statement that the corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. 7.2 Signatures on Certificates. Any or all of the signatures on a certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue. 7.3 Transfer of Stock. Upon surrender to the corporation or the transfer agent of the corporation of a certificate of shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, and proper evidence of compliance of other conditions to rightful transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books. Upon receipt of proper transfer instructions and proper evidence of compliance of other conditions to rightful transfer from the registered owner of uncertificated shares, such uncertificated shares shall be canceled and issuance of new equivalent uncertificated shares or certificated shares shall be made to the person entitled thereto and the transaction shall be recorded upon the books of the corporation. 7.4 Registered Stockholders. The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware. 7.5 Lost, Stolen or Destroyed Certificates. The corporation may direct that a new certificate or certificates be issued to replace any certificate or certificates theretofore issued by the corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed and on such terms and conditions as the corporation may require. When authorizing the issue of a new certificate or certificates, the corporation may, in its discretion and as a condition precedent to the issuance thereof, require the owner of the lost, stolen or destroyed certificate or certificates, or his or her legal representative, to advertise the same in such manner as it shall require, to indemnify the corporation in such manner as it may require, and/or to give the corporation a bond or other adequate security in such sum as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost, stolen or destroyed. ARTICLE 8 General Provisions 8.1 Dividends. Dividends upon the capital stock of the corporation, subject to any restrictions contained in the DGCL or the provisions of the certificate of incorporation of the corporation, if any, may be declared by the Board of Directors at any regular or special meeting or by unanimous written consent. Dividends may be paid in cash, in property or in shares of capital stock, subject to the provisions of the certificate of incorporation of the corporation. 8.2 Checks. All checks or demands for money and notes of the corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate. 8.3 Corporate Seal. The Board of Directors may, by resolution, adopt a corporate seal. The corporate seal shall have inscribed thereon the name of the corporation, the year of its organization and the word “Delaware.” 16 The seal may be used by causing it or a facsimile thereof to be impressed or affixed or otherwise reproduced. The seal may be altered from time to time by the Board of Directors. 8.4 Execution of Corporate Contracts and Instruments. The Board of Directors, except as otherwise provided in these bylaws, may authorize any officer or officers, or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the corporation; such authority may be general or confined to specific instances. Unless so authorized or ratified by the Board of Directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount. 8.5 Representation of Shares of Other Corporations. The Chief Executive Officer, the President or any Vice President, the Chief Financial Officer or the Treasurer or any Assistant Treasurer, or the Secretary or any Assistant Secretary of the corporation is authorized to vote, represent and exercise on behalf of the corporation all rights incident to any and all shares of any corporation or corporations or similar ownership interests of other business entities standing in the name of the corporation. The authority herein granted to said officers to vote or represent on behalf of the corporation any and all shares or similar ownership interests held by the corporation in any other corporation or corporations or other business entities may be exercised either by such officers in person or by any other person authorized so to do by proxy or power of attorney duly executed by said officers. ARTICLE 9 Forum for Adjudication of Disputes 9.1 Exclusive Forum; Delaware Chancery Court. To the fullest extent permitted by law, and unless the corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware (or, if that court lacks subject matter jurisdiction, another federal or state court situated in the State of Delaware), shall be the sole and exclusive forum for (a) any derivative action or proceeding brought in the name or right of the corporation or on its behalf, (b) any action asserting a claim for breach of any fiduciary duty owed by any director, officer, employee or agent of the corporation to the corporation or the corporation’s stockholders, (c) any action arising or asserting a claim arising pursuant to any provision of the DGCL or any provision of the certificate of incorporation or these bylaws or (d) any action asserting a claim governed by the internal affairs doctrine, including, without limitation, any action to interpret, apply, enforce or determine the validity of the certificate of incorporation or these bylaws. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the corporation shall be deemed to have notice of and consented to the provisions of this Section 9.1.9.2 Exclusive Forum; Federal District Courts. Unless the corporation consents in writing to the selection of an alternative forum, the federal district courts of the United States shall be the exclusive forum for the resolution of any complaint asserting a cause of action under the Securities Act of 1933 and the Securities Exchange Act of 1934. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the corporation shall be deemed to have notice of and consented to the provisions of this Section 9.2. ARTICLE 10 Amendments Subject to the laws of the State of Delaware, the Board of Directors is expressly authorized to adopt, amend or repeal the bylaws of the corporation, without any action on the part of the stockholders, by the vote of at least a majority of the directors of the corporation then in office. In addition to any vote of the holders of any class or series of stock of the corporation required by the DGCL or the certificate of incorporation of the corporation, the bylaws may also be adopted, amended or repealed by the affirmative vote of the holders of at least sixty-six and two-thirds percent (66-2/3%) of the voting power of the shares of the capital stock of the corporation entitled to vote in the election of directors, voting as one class. 17 CERTIFICATE OF SECRETARY I, the undersigned, hereby certify: (i) that I am a duly elected, acting and qualified Secretary of Atlis Motor Vehicles, Inc, a Delaware corporation; and (ii) that the foregoing Bylaws, comprising 16 pages, constitute the Bylaws of such corporation as duly adopted by the board of directors of such corporation on ___________________, 2021, which Bylaws became effective ___________________, 2021. IN WITNESS WHEREOF, I have hereunto subscribed my name as of the____ day of ____________, 2021. Secretary Atlis Motor Vehicles Inc. 1828 North Higley Road Mesa, AZ 85205 Notice of Ratification of Defective Corporate Acts Pursuant to Sections 204(g) and 228(e) of the Delaware General Corporation Law This Notice is Being Given on April 19, 2022 Dear Stockholders: Atlis Motor Vehicles Inc., a Delaware corporation (the “Company”), is providing you this notice (“Notice”) to inform you that the Company has taken action to remedy certain irregularities relating to the Company’s capital structure. You are receiving this Notice because you are either a current stockholder of the Company as of the date of this Notice or you are a former stockholder of the Company. The Company recently became aware of certain irregularities with respect to issuances of stock, the election of directors, the grant of stock options, the 2020 reclassification of its capital structure into multiple classes of Common Stock and certain amendments to its Certificate of Incorporation. The Company believes these irregularities were all technical in nature but nonetheless required corrective action. On April 13, 2022, the Board of Directors (the “Board”) of the Company and the Company’s founding stockholder ratified the corporate actions that posed these technical irregularities pursuant to Section 204 (“Section 204”) of the Delaware General Corporation Law (the “DGCL”). Section 204 sets forth a procedure by which a Delaware corporation, such as the Company, may ratify or validate corporate acts or transactions that, due to failures of authorization, might be void or voidable under Delaware law if they are not ratified (“defective corporate acts”). The Company believes each of its irregularities described in this Notice is a potential defective corporate act, and therefore could be ratified. Attached as Exhibit A to this Notice is an extract of the resolutions (the “Ratification Resolutions”) approved by the Board and the founding stockholder, which lists each defective corporate act that has been ratified and describes the nature of the failures of authorization related to each act. Pursuant to Section 204, each defective corporate act shall no longer be void or voidable as a result of any failure of authorization identified in the Ratification Resolutions, unless a person petitions the Delaware Court of Chancery to limit or modify the ratifications pursuant to Section 205 (“Section 205”) of the DGCL and the Court grants relief in response to that petition. Under Section 205, the Court may make any orders regarding the ratification as it deems proper under the circumstances, including (among other things) to declare that a ratification is not effective or will only be effective at a time or upon conditions established by the Court and to require measures to remedy or avoid harm to any person substantially and adversely affected by a ratification (excluding any harm that would have resulted if the defective corporate act had been valid when approved or effectuated). Any claim that the defective corporate acts (including all putative stock) identified in the Ratification Resolutions are void or voidable due to the failure(s) of authorization, or any claim that the Delaware Court of Chancery should declare in its discretion that the ratifications described in the Ratification Resolution not be effective or be effective only on certain conditions, must be brought within 120 days from the date on which this Notice is being given, which date is set forth in the heading of this Notice. As of the date of this Notice, the Company is not aware of any person who desires to petition the Delaware Court of Chancery to challenge the ratifications described in this Notice. The Company is required to provide you this Notice pursuant to Sections 204(g) and 228(e) of the DGCL. The Company is not requesting that you take any action in response to this Notice. Sections 204 and 205 are attached to this Notice as Exhibits B and C, and the summary of those sections set forth in this Notice is qualified in its entirety by reference to the full text of those sections. If you have any questions, please contact Mary Trout by email at info@atlismotorvehicles.com or by telephone at (480)674-8527. Under Delaware law, holders of our capital stock are entitled, upon request, to a statement setting forth the rights, powers and preferences of the stock they hold. Current Article FOURTH of our certificate of incorporation (as ratified), which sets forth the terms of all of classes of stock we are authorized to issue, is included in Exhibit D hereto. BACKGROUND ON THE COMPANY The Company is an early-stage development and manufacturing company of electric vehicle battery technology and vehicle platforms. The Company can best be described as a technology development company working toward providing battery technology and a Vehicle as a Service platform for electric heavy duty and light duty work vehicles. The Company is in the process of developing electrified vehicles, infrastructure and software platforms for work fleets. Since its inception, the Company’s principal sources of operating funds have been proceeds from its equity financing, including Regulation CF, Regulation D and Regulation A crowdfunding equity financing and the sale of stock to initial investors known to management and to principal stockholders of the Company. Between February 28, 2018 through October 31, 2021, the Company raised approximately $30,000,000 through the sale of its stock. Assuming the ratifications described in this Notice are not limited or modified in response to a petition filed with the Delaware Court of Chancery, and based on the Company’s records, the Company’s capital structure is currently comprised as follows: The Company is authorized to issue: 54,307,967.7475 shares of Class A Common Stock, one share of Class B Common Stock, 15,000 shares of Class C Common Stock and 41,925,572 shares of Class D Stock. The Class A Common Stock entitles its holders to one vote per share on matters submitted for stockholder action. As of the date of this Notice, there are 8,169,230.7475 shares of Class A Common Stock outstanding and 46,123,737 options for shares of Class A Common Stock. The Class B Common Stock is nonvoting stock. The share of Class B Common Stock authorized for issuance is not issued and outstanding. The Class C Common Stock entitles its holder to one vote per share on matters submitted for stockholder action. The holder of a majority of the Class C Common Stock is entitled to elect a director to the Board. In the event of a voluntary or involuntary liquidation, dissolution or winding up of the Company, the holders of shares of Class C Common Stock are entitled to receive a per share cash amount equal to $8.24 before any payment is made to the holders of other classes of capital stock. Upon a sale or transfer of Class C Common Stock, the sold or transferred shares shall be converted into an identical number of shares of Class A Common Stock. Following the actions described herein, the sole holder of Class C Common Stock exchanged (or will exchange) all such shares for shares of Class A Common Stock, and, therefore, following such exchange, no shares of Class C Common Stock will be issued and outstanding.1 The Class D Stock only entitles its holders to 10 votes per share on matters submitted for stockholder action. The shares of Class D Stock are not entitled to receive any dividends or any distribution on a voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company. As of the date of this Notice there are 27,525,372 shares of Class D Stock outstanding, and 14,400,000 shares of Class D Stock issuable upon settlement of unvested restricted stock unit awards. Currently, the only holders of Class D Stock are Company director and Chief Executive Officer, Mark Hanchett, and Company director and President, Annie Pratt. Mr. Hanchett owns 20,503,676 shares of Class D Stock, which represent 57.43% of the total number of shares outstanding, and 72.34% of the total voting power of the shares currently outstanding. In addition, Mr. Hanchett has been issued restricted stock units that entitle him to be issued an additional 9,600,000 shares of Class D Stock subject to the vesting terms of such award. Mr. Hanchett also holds options to acquire up to 30,103,676 shares of Class A Common Stock subject to the vesting terms of such award. Ms. Pratt owns 7,021,696 shares of Class D Stock, which represent 19.66% of the total number of shares outstanding, and 24.77% of the total voting power of the shares currently outstanding. In addition, Ms. Pratt has been issued restricted stock units that entitle her to be issued an 1 Because this exchange does not relate to the ratifications, the resolutions adopted by the Board approving this exchange and the form exchange agreement related thereto have been omitted from the Ratification Resolutions attached hereto as Exhibit A. additional 4,800,000 shares of Class D Stock subject to the vesting terms of such award. Ms. Pratt also holds options to acquire up to 11,821,696 shares of Class A Common Stock subject to the vesting terms of such award. SUMMARY OF POTENTIAL DEFECTIVE CORPORATE ACTS The recitals in the extract of the Ratification Resolutions attached as Exhibit A to this Notice include a chronology of the Company’s corporate irregularities. The charts accompanying the Ratification Resolutions, which are also included in Exhibit A, identify each irregularity constituting a defective corporate act that has been ratified and the nature of the failure(s) of authorization relating to each act. The defective corporate acts that have been ratified include: The election of Annie Pratt, Britt Ide and Mark Nelson as directors. The March 6, 2020 reclassification of the Company’s capital structure, which resulted in changing the capital structure from being comprised solely of one-vote-per-share Common Stock to a multi-class structure, comprised of Class A Common Stock, Class B Common Stock, Class C Common Stock and Class D Common Stock. The rights of the holders of shares of Class A Common Stock, Class B Common Stock and Class C Common Stock are described in the Section above titled “Background on the Company.” The Class D Common Stock (which was subsequently reclassified into the currently authorized Class D Stock) and Class A Common Stock possessed identical economic rights, but the Class D Common Stock entitled the holders thereof to cast ten votes per share. In addition, a holder’s shares of Class D Common Stock would automatically convert into shares of Class A Common Stock upon such holder’s termination or resignation from employment with the Company. The issuance of Class D Common Stock (which is no longer authorized) to Mr. Hanchett, whereby Mr. Hanchett exchanged his one-vote-per-share stock for Class D Common Stock. The August 24, 2021 restructuring whereby the outstanding shares of Class D Common Stock were reclassified into shares of Class D Stock. As part of this restructuring, the holders of the Class D Stock also received options to purchase shares of Class A Common Stock in an amount equal to the number of Shares of Class D Stock issued thereto. Following this restructuring, the economic portion of a Class D Stockholder’s investment was represented by the aforementioned options, and the voting rights attendant to such investment were granted pursuant to the Class D Stock. Prior to this restructuring, the shares of Class D Common Stock (which were reclassified into the Class D Stock) would convert automatically into shares of Class A Common Stock upon a holder’s cessations of service to the Company. This conversion feature is not provided in the terms of the Class D Stock (as ratified). Instead, the holders of Class D Stock (that is, Mr. Hanchett, and Ms. Pratt) have agreed that, upon a holder’s cessation of service to the Company, such holder shall, on the one-year anniversary of such cessation, surrender to the Company for no consideration all shares of Class D Stock owned by such holder. The grant of restricted stock unit awards, which entitle Mr. Hanchett and Ms. Pratt to receive monthly issuances of shares of Class D Stock. The filing of amendments to the Company’s Certificate of Incorporation. The issuances of Common Stock, and following the reclassification, Class A Common Stock pursuant to several offerings by the Company. The issuance of Class C Common Stock. The grant of options to employees and consultants, which entitle those persons to acquire Class A Common Stock. In each case, these actions might not have been taken in the manner required by Delaware law. However, the Board and the stockholders have taken action to ratify each of these actions. Following the ratification described herein, the Company has issued, or committed to issue, all of the shares of Class A Common Stock authorized by the Certificate. To provide the Company flexibility to issue additional shares of Class A Common Stock pursuant to, among other things, exempt Crowd Funding offerings, Mr. Hanchett and Ms. Pratt have agreed to forgo exercising (and to waive any right to exercise) 15,000,000 options, in the aggregate, for a limited period of time. This summary is qualified in its entirety by reference to Exhibit A attached to this Notice. RATIFICATION OF DEFECTIVE CORPORATE ACTS As noted above, on April 13, 2022, the Board and the founding stockholder of the Company adopted Ratification Resolutions to ratify each defective corporate act posing a corporate irregularity. Pursuant to Section 204(d) of the DGCL, the only stockholders entitled to vote on the ratifications are the holders of valid stock as of the record date for the ratifications. The record date for the stockholder approval of the ratifications was April 13, 2022 at 10:52 p.m., local time in Wilmington, Delaware (the “Record Date”). The Board has determined that the only shares of valid stock issued and outstanding as of the Record Date were the 10,000,000 shares of stock issued to the founding stockholder, Mr. Hanchett, on December 6, 2017 (the “Founder Shares”), and all shares of Common Stock issued between February 13, 2018 and March 6, 2020. As described in the Ratification Resolutions, all other shares of stock purportedly issued were not authorized by the valid provisions of the Certificate of Incorporation at the time of issuance. Section 204 refers to these purportedly issued shares that were not validly authorized as “putative stock,” which is stock that would be valid absent a failure of authorization. Mr. Hanchett attempted to exchange the Founder Shares for 10,000,000 shares of Class D Common Stock in March of 2020, and thereafter, such shares of Class D Common Stock were surrendered to the Company in a reclassification of such shares into shares of Class D Stock. However, the Board determined that the exchange, and the later reclassification, did not occur because the Company did not validly issue (i) Class D Common Stock to Mr. Hanchett as consideration for acquiring the Founder Shares or (ii) the Class D Stock in the later reclassification. This exchange and later reclassification have also been ratified pursuant to Section 204. The Founder Shares constituted a majority of the valid stock as of the Record Date. Accordingly, Mr. Hanchett held the requisite number of shares to approve the ratifications. With respect to the other holders of valid stock who were entitled to vote on the ratifications, this Notice also constitutes notice of action taken pursuant to Section 228(e) of the DGCL that Mr. Hanchett approved and adopted the ratifications by written consent on April 13, 2022. Although the shares of stock being ratified were not entitled to vote on the ratifications, those shares are entitled to vote on future proposals submitted for stockholder action, unless a person petitions the Delaware Court of Chancery to limit or modify the ratifications and the Court grants relief in response to that petition. In connection with the ratification of the issuances of stock and the amendments to the Certificate of Incorporation, Section 204 required that the Company file certain Certificates of Validation with the Office of the Secretary of State of the State of Delaware (the “State Office”). The Certificates of Validation were filed with the State Office on April 14, 2022. These Certificates of Validation had the effect of amending the Certificate of Incorporation, retroactive to the dates set forth in the Certificates of Validation, unless a person petitions the Delaware Court of Chancery to limit or modify the ratifications and the Court grants that petition. The Certificates of Validation are attached hereto as Exhibit D. Pursuant to Section 204, the ratifications that required the filing of a Certificate of Validation with the State Office became effective on the date the Certificates of Validation were filed with the State Office, and all other ratifications became effective on the date the founding stockholder delivered a consent to the Company approving the ratifications. That date is the “Validation Effective Time” of the defective corporate acts that have been ratified for purposes of Section 204. Section 204 provides that from and after the Validation Effective Time, unless otherwise determined in an action brought pursuant to Section 205, and except for the limited purposes of determining the stock that entitled its holders to vote on the ratifications: (i) each of the defective corporate acts set forth in the Ratification Resolutions shall no longer be deemed void or voidable as a result of a failure of authorization identified in such resolutions and such effect shall be retroactive to the time of the defective corporate acts, and (ii) each share or fraction of a share of putative stock issued or purportedly issued pursuant to such defective corporate acts and identified in the Ratification Resolutions shall no longer be deemed void or voidable as a result of a failure of authorization identified in such resolutions and, in the absence of any failure of authorization not ratified, shall be deemed to be an identical share or fraction of a share of outstanding stock as of the time it was purportedly issued. 7 List of Exhibits Exhibit A Extract of Ratification Resolutions (including charts attached thereto and other selected exhibits attached thereto)2 Exhibit B Section 204 of the DGCL Exhibit C Section 205 of the DGCL Exhibit D Certificates of Validation 2 As noted above, omitted from the attached Ratification Resolutions are the resolutions adopted by the Board approving Class C Common Stock exchange and the form exchange agreement related thereto. In addition, because the certificates of validation, as filed with the Office of the Secretary of State of the State of Delaware, are attached hereto as Exhibit D, the forms of such certificates that were attached to the Ratification Resolutions have been omitted from Exhibit A. EXHIBIT A TO NOTICE [Board ratification resolutions] ACTION BY UNANIMOUS WRITTEN CONSENT OF THE BOARD OF DIRECTORS ATLIS MOTOR VEHICLES INC. The undersigned, being the members of the Board of Directors (the “Board”) of Atlis Motor Vehicles Inc., a Delaware corporation (the “Company”), and acting in accordance with Section 141(f) of the Delaware General Corporation Law (the “DGCL”), consent to the adoption of the following resolutions: Ratification and Correction and Nullification of Certain Irregularities Whereas, the Board has been provided the following chronology of events prepared by outside counsel for the Company describing certain corporate irregularities: • The Company was incorporated on November 9, 2016, by the filing of a Certificate of Incorporation with the Office of the Secretary of State of the State of Delaware (the “State Office”). This initial Certificate of Incorporation authorized the Company to issue 10,000,000 shares of capital stock, par value $0.0001 per share. The incorporator of the Company elected Mark Hanchett as sole director of the Company. The sole director issued himself the 10,000,000 shares of stock on December 6, 2017. • There are no stockholder consents or minutes of stockholder meetings reflecting director elections by stockholders. Mr. Hanchett has served as a director since his election by the incorporator. Annie Pratt, Britt Ide and Mark Nelson are also identified as directors in the Company’s records. Pursuant to the DGCL, the directors in office are authorized to fill vacant and new directorships. Mr. Hanchett, Ms. Pratt, Ms. Ide and Mr. Nelson have signed (or will sign) consents confirming each other’s appointments to the Board, and the Board and the stockholders may ratify the elections of Ms. Pratt, Ms. Ide and Mr. Nelson by adopting these resolutions and Chart 1 below. • The Company’s records reflect an issuance of 32,500 shares of Common Stock to a stockholder on January 1, 2018. These shares exceeded the total number of shares then authorized for issuance under the Certificate of Incorporation. The ratification of this issuance is addressed by these resolutions and Chart 2 below. • On February 13, 2018, the Company filed with the State Office an amendment to the initial Certificate of Incorporation, to authorize for issuance a total of 17,857,143 shares of Common Stock, par value $0.29 per share, and to re-designate the capital stock issued prior to that date as Common Stock. The State Office filing was signed by Mr. Hanchett, who was the sole director and holder of the only valid stock of the Company. By adopting these resolutions, the Board has determined that all shares of Common Stock issued on or after February 13, 2018 and before March 6, 2020 are valid shares of stock. However, this amendment is being ratified to ensure its validity. The ratification of this amendment is addressed by these resolutions and Chart 3 below. 2 • On October 1, 2019, the Company filed with the State Office a second amendment to the Certificate of Incorporation, to increase the par value of the Common Stock to $5.98 per share. The Board and the stockholders did not approve this amendment as required by Delaware law. This amendment was prepared based on advice provided to the Company that the increase in par value was necessary to issue stock for consideration of $5.98 per share. That advice was incorrect. In addition, the Company may have issued shares for less than the $5.98 par value. Accordingly, the Board has determined not to ratify this amendment. The Company will make a filing with the State Office to nullify this amendment, and will confirm that all shares issued for at least a par value of $0.29 per share are fully paid and non-assessable shares of capital stock of the Company. • On January 23, 2020, the Company filed with the State Office a third amendment to the Certificate of Incorporation, to change the par value of the Common Stock to $0.0001 per share and to increase the total number of shares of Common Stock authorized for issuance to 60,000,000. The Board and the stockholders did not approve this amendment as required by Delaware law. The ratification of this amendment is addressed by these resolutions and Chart 4 below. • On March 6, 2020, the Board adopted resolutions to reclassify the Common Stock into Class A Common Stock (entitling a holder thereof to one vote per share) and to authorize the issuance of: Class B Common Stock (non-voting stock); Class C Common Stock (entitling a holder thereof to one vote per share, to certain preferences and to the right to elect a director, and convertible into Class A Common Stock upon a sale or transfer); and Class D Common Stock (entitling a holder thereof to 10 votes per share and convertible into Class A Common Stock following the cessation of a Class D Common stockholder’s employment with the Company). • The terms of the Class A Common Stock, Class B Common Stock, Class C Common Stock and Class D Common Stock may be determined by reference to the March 6, 2020 Board resolutions. • At the time the Board approved the authorization of the multiple classes of stock, Mr. Hanchett, as the sole director and majority stockholder, intended for the Class D Common Stock and Class A Common Stock to have identical rights, other than voting rights (i.e., identical economic attributes). • Based on the Company’s records, on March 6, 2020, there were purportedly 15,377,750 shares outstanding, which includes shares that are potentially invalid as a result of the irregularities described herein. Mr. Hanchett held 10,000,000 of the outstanding shares, constituting a majority, on that date. • It is unclear whether the Board purported to fix the total number of shares of each class of stock that may be issued by the Company. In connection with this ratification, the Board will file with the State Office a Certificate of Validation to amend the Certificate of Incorporation, effective retroactive to March 6, 2020, authorizing the Company to issue 25,392,750 shares of Class A Common Stock (equal to the total number of shares 3 of Common Stock outstanding as of March 6, 2020, plus a number of shares necessary to satisfy any of the conversion rights of each of the Class C Common Stock and Class D Common Stock into Class A Common Stock); one share of Class B Common Stock (which stock has never been issued); 15,000 shares of Class C Common Stock (equal to the number of such shares purportedly issued, or committed to be issued, to date); and 10,000,000 shares of Class D Common Stock (equal to the number of such shares purportedly issued prior to August 24, 2021). • The Board and the stockholders did not approve an amendment to the Certificate of Incorporation to provide for these actions, as required by Delaware law. The ratification of this amendment is addressed by these resolutions and Chart 5 below. • Following this reclassification, on March 31, 2020, the Company purportedly issued 10,000,000 shares of Class D Common Stock to Mr. Hanchett in exchange for the 10,000,000 shares of Class A Common Stock issued to him in connection with the reclassification. At the time of this issuance, the Certificate of Incorporation did not authorize the issuance of Class D Common Stock, and the Board may not have approved such issuance in accordance with Delaware law. The ratification of this share issuance is addressed by these resolutions and Chart 6 below. • On August 24, 2021, Mr. Hanchett agreed to surrender all shares of capital stock (or rights thereto) he owned as of such date, and the Company issued (or granted, as applicable) thereto a combination of (i) shares of Class D Stock that entitle the holders thereof to cast 10 votes per share (but do not entitle such holders to any dividends or distributions upon a voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company), (ii) restricted stock units settleable in shares of Class D Stock and (iii) options to purchase shares of Class A Common Stock. • Specifically, Mr. Hanchett received 17,803,676 shares of Class D Stock, 12,300,000 restricted stock units and 30,103,676 options to purchase shares of Class A Common Stock. In addition, Ms. Pratt received 5,671,696 shares of Class D Stock, 6,150,000 restricted stock units and 11,821,696 options to purchase shares of Class A Common Stock. Each of the foregoing restricted stock unit and option grants are subject to the vesting schedules described in Chart 7 and Chart 9, respectively. At the time of these issuances and grants, the Certificate of Incorporation did not authorize the issuance of Class D Stock or Class A Common Stock, and the Board may not have approved these issuances in accordance with Delaware law. The ratification of these share issuances and equity grants is addressed by these resolutions and Charts 7 and 9 below. • In connection with this ratification, the Board will file with the State Office a Certificate of Validation to amend the Certificate of Incorporation, effective retroactive to August 24, 2021, (i) to authorize the Company to issue 54,307,968 shares of Class A Common Stock (equal to the total number of such shares, rounded to the nearest whole share, actually or purportedly issued to date, plus a number of shares necessary to satisfy any of the conversion rights of each of the Class C Common Stock, plus a number of shares necessary to satisfy the shares issuable upon the exercise of the stock options 4 purportedly granted to date); one share of Class B Common Stock (which stock has never been issued); 15,000 shares of Class C Common Stock (equal to the number of such shares purportedly issued, or committed to be issued, to date); and 41,925,572 shares of Class D Stock (equal to the number of such shares purportedly issued to date plus a number of shares necessary to satisfy the shares issuable upon settlement of the restricted stock units granted on such date), and (ii) to reclassify each outstanding share of Class D Common Stock into one share of Class D Stock. • On January 24, 2022, the Company filed with the State Office a fourth amendment to the Certificate of Incorporation, purporting to authorize the Company to issue a total of 100,000,000 shares of Common Stock. The Board and the stockholders did not approve this amendment in the manner required by Delaware law. In addition, the version of the amendment disclosed to stockholders in the notice of stockholder meeting called to approve the amendment did not specify the total number of shares authorized for issuance for each of the four classes of stock, as required by the DGCL. By adopting these resolutions, the Board will approve a filing with the State Office to effectively nullify this amendment. • As part of a lease arrangement, the Company purportedly issued 5,000 shares of Class C Common Stock on each of February 15, 2021 and February 15, 2022 and has committed to issue an additional 5,000 shares of Class C Common Stock on February 15, 2023. At the time of these issuances and commitment to issue, the valid provisions of the Certificate of Incorporation did not authorize the issuance of Class C Common Stock, and the Board did not approve such actions. The ratification of this issuance is addressed by these resolutions and Chart 8 below. • The Company has periodically issued shares of stock to persons who are now former employees and consultants of the Company, including upon the settlement of restricted stock units. Prior to the March 2020 reclassification, these awards were issued as or settled in (as applicable) shares of Common Stock, and after such reclassification, the awards were issued as or settled in (as applicable) shares of Class A Common Stock. The shares of Common Stock issued, including upon settlement of restricted stock unit awards, were purportedly issued at a time when the valid provisions of the Certificate of Incorporation did not authorize a sufficient number of shares to provide for these issuances. The shares of Class A Common Stock issued, including upon settlement of restricted stock unit awards, were purportedly issued at a time when the valid provisions of the Certificate of Incorporation did not authorize the issuance of Class A Common Stock. The ratification of each issuance is addressed by these resolutions and Chart 10 below. Certain restricted stock units and shares of restricted stock were issued to persons currently serving as employees or consultants of the Company, which are not being ratified and are addressed in the next paragraph. • On August 22, 2021, the Board approved and adopted the Atlis Stock Option Plan, providing for the grant of options to acquire stock to employees and consultants of the Company. The Company has granted options to employees and consultants to acquire Class A Common Stock. In addition, many holders of restricted stock and restricted stock 5 units exchanged such awards for options governed by the Atlis Stock Option Plan (which shares of restricted stock and restricted stock units are not being ratified). The option grants were issued at a time when the valid provisions of the Certificate of Incorporation did not authorize the issuance of Class A Common Stock. In addition, the records of the Company do not confirm whether the option grants were approved by the Board as required by Delaware law and as contemplated by Section 6.2 of the Atlis Stock Option Plan. The ratification of each option grant is addressed by these resolutions and Chart 9 below. • Beginning in March of 2018 and through this year, the Company has issued stock in exempt offerings under Regulation Crowdfunding, Regulation D and Regulation A of the Securities Act of 1933, as amended, and through private offerings. The Company has raised approximately $30,000,000 in the aggregate as a result of these offerings. Stock issued by the Company before the March 6, 2020 reclassification was designated as Common Stock, and all other stock issued after that date has been designated as Class A Common Stock. These shares were issued at a time when the valid provisions of the Certificate of Incorporation did not authorize the issuance of these shares. In addition, many of these stock issuances were not approved by the Board as required by Delaware, or the records of the Company are unclear on whether stock issued in an offering complied with the applicable resolutions of the Board. The ratification of each issuance is addressed by these resolutions and Chart 10 below. Whereas, the Board desires to adopt these resolutions to address those irregularities. Resolved, that, pursuant to Section 204 of the DGCL and the common law of Delaware (and any other applicable law), the Board hereby (i) approves and adopts the ratification of the defective corporate acts identified on the charts attached hereto and incorporated herein by reference and further authorizes and adopts the actions set forth on such charts; (ii) reserves the power to abandon, without any stockholder action, the ratification of any or all such defective corporate acts before the validation effective time corresponding to the act so abandoned (as determined pursuant to Section 204 of the DGCL); and (iii) authorizes each officer (acting alone), in the name and on behalf of the Company, to provide notice of these resolutions as required by Sections 228 and 204 of the DGCL. Resolved, that, pursuant to Section 204(h) of the DGCL, the Board hereby determines that the only shares of valid stock of the Company are (i) the 10,000,000 shares of Common Stock held by Mark Hanchett, issued thereto on December 6, 2017, and (ii) the shares of Common Stock issued on or after February 13, 2018 and before March 6, 2020 (provided, however, that to provide certainty with respect to the Company’s capital structure, the Board and stockholders are being asked to ratify the certificate of amendment of the Company’s Certificate of Incorporation authorizing such shares for issuance, and the subsequent issuance of such shares). Agreement Regarding Waiver of Exercise of Options and Regarding Transfers of Class D Stock Whereas, to provide the Company flexibility to issue additional shares of Class A Common Stock pursuant to, among other things, exempt crowdfunding offerings, the Board has determined it is 6 advisable for the Company to enter into a waiver and transfer agreement in the form attached hereto as Exhibit I with Mr. Hanchett and Ms. Pratt, respectively, pursuant to which they will agree to forgo exercising (and waive any right to exercise) a certain number of such options granted thereto for a limited period of time (such options, the “Waiver Options”). Whereas, the Company and each of Mr. Hanchett and Ms. Pratt have agreed to enter into certain restrictions with respect to their respective transfers of Class D Stock and to provide for the automatic transfer of their Class D Stock to the Company upon the one-year anniversary of their respective termination of service as employees of the Company, the terms of which are set forth in the waiver and transfer agreement attached hereto as Exhibit I. Resolved, that the aforementioned waiver and transfer agreement is hereby approved, adopted and authorized in all respects and that each officer of the Company (acting alone) is hereby authorized to execute, deliver and cause the Company to perform it obligations under such waiver and transfer agreements and to approve any changes (including without limitation additions and deletions) thereto that such officer deems advisable (the advisability of which shall be conclusively evidenced by such officer’s approval of such changes or, if applicable, by the execution thereof by such officer). Reservation of Stock Resolved, that the Board hereby reserves for issuance the number of shares of Class A Common Stock issuable pursuant the exercise or conversion of all shares of Class C Common Stock outstanding and all options to purchase shares of Class A Common Stock other than the Waiver Options, treating each of the foregoing shares and options as valid by giving effect to the ratifications contemplated hereby. Resolved, that, to the extent the shares underlying the Waiver Options were previously reserved for issuance upon the exercise of such Waiver Options, such shares shall no longer be reserved for issuance. Bylaw Amendments Whereas, the Board has determined it is advisable and in the best interests of the Company to amend and restate the Bylaws of the Company to delete the provision purporting to prohibit stockholder action by consent, delete the provision providing for a classified board structure for the directors and otherwise effect the changes set forth on Exhibit A hereto. Resolved, that the Bylaws of the Company are hereby amended and restated in their entirety to read as set forth on Exhibit A hereto. * * * Fully Paid and Non-Assessable Stock 7 Whereas, on October 1, 2019, the Company purportedly amended its Certificate of Incorporation to increase the par value of its Common Stock then authorized for issuance to $5.98 per share, based upon mistaken advice that such increase was necessary to comply with Delaware law. Whereas, such amendment was not effected in accordance with Delaware law, and the Company has subsequently learned from counsel that such increase was unnecessary and inadvisable. Whereas, pursuant to the resolutions set forth below, the Board will cause the Company to file a Certificate of Correction with the State Office to render such amendment null and void, which will mean that at no time was the par value of the Company’s Common Stock equal to $5.98 per share. Whereas, the Board wishes to clarify that any stock issued by the Company for less than $5.98 is fully paid and non-assessable, so long as such shares were issued for the nominal par value that applied to such issuance as a result of the nullification of the foregoing amendment. Resolved, that the Board hereby confirms that the following shares are fully paid and nonassessable capital stock of the Company: • Each share of stock issued before February 13, 2018, for consideration equal to or greater than $0.0001 per share; • Each share of stock issued on or after February 13, 2018 and before January 23, 2020, for consideration equal to or greater than $0.29 per share; and • Each share of stock issued on or after January 23, 2020 for consideration equal to or greater than $0.0001 per share. Whereas, in connection with certain of its offerings, the Company purportedly issued “bonus” shares to purchasers of its stock; however, whenever bonus shares were issued to a purchaser, the purchaser also bought other shares of stock for cash consideration. Resolved, that the Board confirms the aggregate consideration received from a purchaser for any bonus shares, plus all other shares issued to the purchaser on the same date, equaled or exceeded the aggregate par value of the total shares issued to the purchaser on that date (with the par values determined in accordance with the bullet points in the preceding resolution), and that such bonus shares are therefore fully paid and non-assessable. Board Size Whereas, the Bylaws of the Company, as amended and restated pursuant to these resolutions, authorize the Board to determine its size, and the Board has determined it is advisable and in the best interests of the Company to confirm the Board’s size. Resolved, that the size of the Board is hereby fixed at a total of five authorized directorships, with one unfilled directorship subject to election by the holder of Class C Common Stock; provided that, upon the effectiveness of the Class C Exchange, the size of the Board shall be reduced to a 8 total of four authorized directorships and the unfilled directorship subject to election by the holder of the Class C Common Stock shall be eliminated. Certificates of Correction Whereas, as explained in the chronology prepared for the Board in connection with the above ratifications, the Company has determined that it is advisable to decline to ratify the amendment to the Certificate of Incorporation that purportedly increased, to $5.98 per share, the par value of the Common Stock then authorized for issuance (the “Par Value Increase”) and to instead take action to nullify that filing. Resolved, that each officer of the Company (acting alone) is hereby authorized to cause the filing with the State Office of a Certificate of Correction to Certificate of Amendment to the Certificate of Incorporation purporting to effect the Par Value Increase, reciting that such amendment was not duly adopted in accordance with the DGCL and is therefore null and void. Whereas, as explained in the chronology prepared for the Board in connection with the above ratifications, the Company has determined that the amendment to the Certificate of Incorporation filed with the State Office on January 24, 2022 (increasing the number of shares authorized for issuance), does not comply with Delaware law, and accordingly action should be taken to nullify that filing. Resolved, that each officer of the Company (acting alone) is hereby authorized to cause the filing with the State Office of a Certificate of Correction to Certificate of Amendment to the Certificate of Incorporation filed with the State Office on January 24, 2022, reciting that such amendment was not duly adopted in accordance with the DGCL and is therefore null and void. Sales Incentive Plan Whereas, the Company entered into that certain Sales Incentive Plan with a current employee, effective as of September 27, 2021, a copy of which is attached hereto as Exhibit J, pursuant to which the Company agreed, in certain circumstances, to issue to such employee options to purchase shares of Class A Common Stock. Resolved, that the aforementioned Sales Incentive Plan is hereby approved, adopted, authorized and ratified in all respects and that each officer of the Company (acting alone) is hereby authorized to execute, deliver and cause the Company to perform it obligations under such Sales Incentive Plan. Omnibus Resolutions Resolved, that each officer of the Company (acting alone) is hereby authorized to take any and all actions and to execute and deliver any and all instruments, agreements and other documents, in the name of and on behalf of the Company, as any such officer deems advisable (the advisability of which shall be conclusively evidenced by the taking of such action or the execution and delivery 9 of such instrument, agreement or document), to carry out the intent and accomplish the purposes of the foregoing resolutions. Resolved, that the taking by any officer of the Company of any action authorized to be taken by such person in any of the foregoing resolutions shall conclusively evidence the due authorization thereof by the Company. Resolved, that all actions heretofore taken by any director, officer or agent of the Company, for and on behalf of the Company, with respect to any of the matters referenced in the foregoing resolutions are hereby ratified, approved and confirmed in all respects. Resolved, that each document referenced in these resolutions or referenced in the charts attached hereto are hereby incorporated into these resolutions by such reference. [Signature Pages Omitted] 15602177 10 Board Resolution Exhibit A: Amended and Restated Bylaws of the Company AMENDED AND RESTATED BYLAWS OF ATLIS MOTOR VEHICLES INC. (a Delaware corporation) 2 TABLE OF CONTENTS ARTICLE 1 Offices 1.1 Registered Office 1.2 Other Offices ARTICLE 2 Meeting of Stockholders 2.1 Place of Meeting 2.2 Annual Meeting 2.3 Special Meetings 2.4 Notice of Meetings 2.5 List of Stockholders 2.6 Organization and Conduct of Business 2.7 Quorum 2.8 Adjournments 2.9 Voting Rights 2.10 Majority Vote 2.11 Record Date for Stockholder Notice and Voting 2.12 Proxies 2.13 Inspectors of Election ARTICLE 3 Directors 3.1 Number, Election, Tenure and Qualifications 3.2 Director Nominations 3.3 Enlargement and Vacancies 3.4 Resignation and Removal 3.5 Powers 3.6 Chairman of the Board 3.7 Place of Meetings 3.8 Regular Meetings 3.9 Special Meetings 3.10 Quorum, Action at Meeting, Adjournments 3.11 Action Without Meeting 3.12 Telephone Meetings 3.13 Committees 3.14 Fees and Compensation of Directors ARTICLE 4 Officers 4.1 Officers Designated 4.2 Election 4.3 Tenure 4.4 The Executive Chairman of the Board 4.5 The Chief Executive Officer 3 TABLE OF CONTENTS (continued) 4.6 The President 4.7 The Vice President 4.8 The Secretary 4.9 The Assistant Secretary 4.10 The Chief Financial Officer 4.11 The Treasurer and Assistant Treasurers 4.12 Bond 4.13 Delegation of Authority ARTICLE 5 Notices 5.1 Delivery 5.2 Waiver of Notice ARTICLE 6 Indemnification and Insurance 6.1 Indemnification of Officers and Directors 6.2 Indemnification of Others 6.3 Advance Payment 6.4 Right of Indemnitee to Bring Suit 6.5 Non-Exclusivity and Survival of Rights; Amendments 6.6 Insurance 6.7 Reliance 6.8 Severability ARTICLE 7 Capital Stock 7.1 Certificates for Shares 7.2 Signatures on Certificates 7.3 Transfer of Stock 7.4 Registered Stockholders 7.5 Lost, Stolen or Destroyed Certificates ARTICLE 8 General Provisions 8.1 Dividends 8.2 Checks 8.3 Corporate Seal 8.4 Execution of Corporate Contracts and Instruments 8.5 Representation of Shares of Other Corporations ARTICLE 9 Forum for Adjudication of Disputes ARTICLE 10 Amendments 4 AMENDED AND RESTATED B Y L A W S OF ATLIS MOTOR VEHICLES INC. (a Delaware corporation) ARTICLE 1 Offices 1.1 Registered Office. The registered office of Atlis Motor Vehicles Inc. (the “corporation”) shall be set forth in the certificate of incorporation of the corporation – Harvard Business Services, 16192 Coastal Highway, Lewes, Delaware. 1.2 Corporate Headquarters. The Company’s corporate headquarters and principal executive offices shall be located at 1828 N. Higley Rd. #116 Mesa, AZ 85205, or at such other location as the Board of Directors of the corporation (the “Board of Directors”) shall designate. 1.3 Other Offices. The corporation may also have offices at such other places, either within or without the State of Delaware, as the corporation may from time to time designate, or the business of the corporation may require. ARTICLE 2 Meeting of Stockholders 2.1 Place of Meeting. Meetings of stockholders may be held virtually or at such place, either within or without the State of Delaware, as may be designated by or in the manner provided in these bylaws, or, if not so designated, at the principal executive offices of the corporation. The Board of Directors may, in its sole discretion, determine that a meeting of stockholders shall not be held at any place, but may instead be held solely by means of remote communication as authorized by Section 211(a) (2) of the Delaware General Corporation Law (the “DGCL”). 2.2 Annual Meeting. (a) Annual meetings of stockholders shall be held each year at such date and time as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting. The stockholders shall also transact such other business as may properly be brought before the meeting. Except as otherwise restricted by the certificate of incorporation of the corporation or applicable law, the Board of Directors may postpone, reschedule or cancel any annual meeting of stockholders. (b) To be properly brought before the annual meeting, business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (b) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (c) otherwise properly brought before the meeting by a stockholder of record who complies with the provisions of this Section 2.2(b). A stockholder may propose business to be brought before a meeting only if such stockholder has given timely notice to the Secretary of the corporation in proper written form of the stockholder’s intent to propose such business. To be timely, the stockholder’s notice must be delivered by a nationally recognized courier service or mailed by first class United States mail, postage or delivery charges prepaid, and received at the principal executive offices of the corporation addressed to the attention of the Secretary of the corporation not more than ninety (90) days nor less than sixty (60) days prior to the one year anniversary of the date of the corporation’s annual meeting of stockholders for the preceding year; provided, however, that in the event that no 5 annual meeting was held in the previous year or the annual meeting is convened more than thirty (30) days before or after the anniversary date of the previous year’s annual meeting, notice by the stockholder must be received by the Secretary of the corporation not later than the close of business on the later of (x) the ninetieth (90th) day prior to such annual meeting and (y) the tenth (10th) day following the day on which public announcement of the date of such meeting is first made. For the purposes of these bylaws, “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or a comparable national news service or in a document publicly filed by the corporation with the Securities and Exchange Commission. In no event shall an adjournment or postponement of an annual meeting (or the public announcement thereof) commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above. A stockholder’s notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend the bylaws of the corporation, the language of the proposed amendment), and the reasons for conducting such business at the annual meeting; (ii) the name and record address of the stockholder proposing such business and the beneficial owner, if any, on whose behalf the proposal is made; (iii) the class, series and number of shares of the corporation that are owned beneficially and of record by the stockholder and such beneficial owner; (iv) any material interest of the stockholder in such business; and (v) any other information that is required to be provided by the stockholder pursuant to Section 14 of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder (collectively, the “1934 Act”) in such stockholder’s capacity as a proponent of a stockholder proposal. Notwithstanding anything in these bylaws to the contrary, no business shall be conducted at the annual meeting except in accordance with the procedures set forth in this Section. The Chairman of the Board (or such other person presiding at the meeting in accordance with these bylaws) shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of this Section, and if he or she should so determine, he or she shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted. 2.3 Special Meetings. Special meetings of the stockholders may be called for any purpose or purposes, unless otherwise prescribed by statute or by the certificate of incorporation, by (a) the Secretary only at the request of the Chairman of the Board, (b) the Executive Chairman of the Board, (c) by a resolution duly adopted by the affirmative vote of a majority of the Board of Directors or (d) by the Secretary upon the request of stockholders owning not less than twenty-five percent (25%) of the voting power of the issued and outstanding stock of the corporation; provided that the Board of Directors approves such stockholder request for a special meeting. Such request shall state the purpose or purposes of the proposed meeting. Business transacted at any special meeting shall be limited to the matters relating to the purpose or purposes stated in the notice of meeting. Except as otherwise restricted by the certificate of incorporation or applicable law, the Board of Directors may postpone, reschedule or cancel any special meeting of stockholders. 2.4 Notice of Meetings. Except as otherwise provided by law, the certificate of incorporation or these bylaws, notice of each meeting of stockholders, annual or special, stating the place, if any, date and time of the meeting, the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, and, in the case of a special meeting, the purpose or purposes for which such special meeting is called, shall be given to each stockholder entitled to vote at such meeting not less than ten (10) nor more than sixty (60) days before the date of the meeting. 2.5 List of Stockholders. The corporation or the transfer agent shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Nothing contained in this Section 2.5 shall require the corporation to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, for a period of at least ten (10) days prior to the meeting, (a) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (b) during ordinary business hours, at the principal place of business of the corporation. Such list shall be open for examination during the time of any such meeting in the manner, and to the extent, required by Section 219 of the DGCL. 6 2.6 Organization and Conduct of Business. The Chairman of the Board or, in his or her absence, the Executive Chairman of the Board of the corporation or, in their absence, such person as the Board of Directors may have designated or, in the absence of such a person, such person as may be chosen by the holders of a majority of the shares entitled to vote who are present, in person or by proxy, shall call to order any meeting of the stockholders and act as chairman of the meeting. In the absence of the Secretary of the corporation, the secretary of the meeting shall be such person as the chairman of the meeting appoints. The chairman of any meeting of stockholders shall determine the order of business and the procedure at the meeting, including such regulation of the manner of voting and the conduct of discussion as seems to him or her in order and shall have the power to adjourn a meeting of stockholders for any reason, whether or not a quorum is present. 2.7 Quorum. Except where otherwise required by law or the certificate of incorporation of the corporation or these bylaws, the holders of a majority of the voting power of the capital stock issued and outstanding and entitled to vote, present in person or represented by proxy, shall constitute a quorum for the transaction of business at all meetings of the stockholders. Where a separate vote by a class or classes or series is required, a majority of the voting power of the shares of such class or classes or series present in person or represented by proxy shall constitute a quorum entitled to take action with respect to that vote on that matter. 2.8 Adjournments. If a quorum is not present or represented at any meeting of stockholders, the holders of a majority of the voting power of the outstanding shares of capital present in person or represented by proxy at the meeting and entitled to vote, though less than a quorum, or by any officer entitled to preside at such meeting, shall be entitled to adjourn such meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. When a meeting is adjourned to another place, date or time, notice need not be given of the adjourned meeting if the place, date and time thereof are announced at the meeting at which the adjournment is taken; provided, however, that if the date of any adjourned meeting is more than thirty (30) days after the date for which the meeting was originally noticed, or if a new record date is fixed for the adjourned meeting, written notice of the place, if any, date, time and means of remote communications, if any, of the adjourned meeting shall be given in conformity herewith. At any adjourned meeting, any business may be transacted that might have been transacted at the original meeting. 2.9 Voting Rights. Unless otherwise provided in the DGCL, certificate of incorporation of the corporation, each stockholder shall at every meeting of the stockholders be entitled to one vote for each share of the capital stock having voting power held by such stockholder. No holder of shares of the corporation’s common stock shall have the right to cumulative votes. 2.10 Voting Standard. When a quorum is present at any meeting, all matters other than the election of directors shall be decided by the affirmative vote of the holders of a majority the voting power of the outstanding shares of capital stock present in person or represented by proxy, unless the matter is one upon which by express provision of an applicable statute or of the certificate of incorporation of the corporation or of these bylaws, a different vote is required in which case such express provision shall govern and control the decision of such question. All elections shall be determined by a plurality of the votes cast. 2.11 Record Date for Stockholder Notice and Voting. For purposes of determining the stockholders entitled to notice of, or to vote at, any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any right in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty (60) days nor less than ten (10) days before the date of any such meeting nor more than sixty (60) days before any other action to which the record date relates. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting. If the Board of Directors does not so fix a record date, (i) the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the business day next preceding the day on which notice is given or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held, and (ii) the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating to such purpose. 7 2.12 Proxies. Each stockholder entitled to vote at a meeting of stockholders may authorize another person or persons to act for such stockholder by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. All proxies must be filed with the Secretary of the corporation at the beginning of each meeting in order to be counted in any vote at the meeting. Subject to the limitation set forth in the last clause of the first sentence of this Section 2.12, a duly executed proxy that does not state that it is irrevocable shall continue in full force and effect unless (a) revoked by the person executing it, before the vote pursuant to that proxy, by a writing delivered to the corporation stating that the proxy is revoked or by a subsequent proxy executed by, or attendance at the meeting and voting in person by, the person executing the proxy, or (b) written notice of the death or incapacity of the maker of that proxy is received by the corporation before the vote pursuant to that proxy is counted. 2.13 Inspectors of Election. The Corporation may, and to the extent required by law, shall, in advance of any meeting of stockholders, appoint one or more inspectors of election to act at the meeting and make a written report thereof. The corporation may designate one or more persons to act as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of stockholders, the person presiding at the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. ARTICLE 3 Directors 3.1 Number, Election, Tenure and Qualifications. The number of directors that shall constitute the entire Board of Directors shall be fixed from time to time by resolution adopted by a majority of the directors of the corporation then in office. No decrease in the number of authorized directors shall have the effect of removing any director before that director’s term of office expires. At each annual meeting of the stockholders, each director so elected shall hold office until such director’s successor is duly elected and qualified or until such director’s earlier resignation, removal, death or incapacity. 3.2 Director Nominations. Subject to the rights of holders of any class or series of stock to separately elect one or more directors, nominations of persons for election to the Board of Directors must be (a) made by or at the direction of the Board of Directors or (b) made by any stockholder of record of the corporation entitled to vote for the election of directors at the applicable meeting who complies with the notice procedures set forth in this Section 3.2. Directors need not be stockholders. Such nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the corporation. To be timely, a stockholder’s notice shall be delivered by a nationally recognized courier service or mailed by first class United States mail, postage or delivery charges prepaid, and received at the principal executive offices of the corporation addressed to the attention of the Secretary of the corporation (i) in the case of an annual meeting of stockholders, not more than ninety (90) days nor less than sixty (60) days prior to the one year anniversary of the date of the corporation’s annual meeting of stockholders for the preceding year; provided, however, that in the event that no annual meeting was held in the previous year or the annual meeting is convened more than thirty (30) days before or after the anniversary date of the previous year’s annual meeting, notice by the stockholder must be received by the Secretary of the corporation not later than the close of business on the later of (A) the ninetieth (90th) day prior to such annual meeting and (B) the tenth (10th) day following the day on which public announcement of the date of such meeting is first made, and (ii) in the case of a special meeting of stockholders called for the purpose of electing directors, not later than the close of business on the tenth (10th) day following the day on which notice of the date of the special meeting was mailed or public disclosure of the date of the special meeting was made. Such stockholder’s notice to the Secretary shall set forth (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director, (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class, series and number of shares of capital stock of the corporation that are owned beneficially by the person, (iv) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to Section 14 of the 1934 Act and the rules and regulations promulgated thereunder and (v) the nominee’s written consent to serve, if elected, and (b) as to the stockholder giving the notice, (i) the name and record address of the stockholder, (ii) the class, series and number of shares of capital stock of the corporation that are owned beneficially by the stockholder, and (iii) a description of all arrangements or understandings with respect to such nominations (including the identity of the parties 8 thereto) between or among such stockholder, and each person the stockholder proposes for election or re-election as a director and any other person. The corporation may require any proposed nominee to furnish such other information as may reasonably be required by the corporation to determine the eligibility of such proposed nominee to serve as a director of the corporation. No person shall be eligible for election as a director of the corporation unless nominated in accordance with the procedures set forth herein. In connection with any annual meeting of the stockholders (or, if and as applicable, any special meeting of the stockholders), the Chairman of the Board (or such other person presiding at such meeting in accordance with these bylaws) may, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the foregoing procedure, and if he or she should so determine, he or she shall so declare to the meeting and the defective nomination shall be disregarded. 3.3 Enlargement and Vacancies. Except as otherwise provided by the certificate of incorporation, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause shall be filled solely by a majority vote of the directors then in office, although less than a quorum, or by a sole remaining director. If there are no directors in office, then an election of directors may be held in the manner provided by statute. Directors chosen pursuant to any of the foregoing provisions shall hold office until the next annual election and until such director’s successor is duly elected and qualified or until such director’s earlier resignation or removal. In the event of a vacancy in the Board of Directors, the remaining directors, except as otherwise provided by law, or by the certificate of incorporation or the bylaws of the corporation, may exercise the powers of the full board until the vacancy is filled. 3.4 Resignation and Removal. Any director may resign at any time upon written notice to the corporation at its principal place of business addressed to the attention of the Chief Executive Officer, the Secretary, the Chairman of the Board or the Chair of the Nominating and Corporate Governance Committee of the Board of Directors, who shall in turn notify the full Board of Directors (although failure to provide such notification to the full Board of Directors shall not impact the effectiveness of such resignation). Such resignation shall be effective upon receipt of such notice by one of the individuals designated above unless the notice specifies such resignation to be effective at some other time or upon the happening of some other event. Except as otherwise provided by the certificate of incorporation, any director or the entire Board of Directors may be removed by the holders of not less than a majority of the voting power of the capital stock issued and outstanding then entitled to vote at an election of directors. 3.5 Powers. The business of the corporation shall be managed by or under the direction of the Board of Directors, which may exercise all such powers of the corporation and do all such lawful acts and things as are not by statute or by the certificate of incorporation of the corporation or by these bylaws directed or required to be exercised or done by the stockholders. 3.6 Chairman of the Board. The directors shall elect a Chairman of the Board (who may be designated Executive Chairman of the Board if serving as an employee of the corporation) and may elect a Vice Chair of the Board, each to hold such office until their successor is elected and qualified or until their earlier resignation or removal. In the absence or disability of the Chairman of the Board, the Vice Chair of the Board, if one has been elected, or another director designated by the Board of Directors, shall perform the duties and exercise the powers of the Chairman of the Board. The Chairman of the Board of the corporation shall if present preside at all meetings of the stockholders and the Board of Directors and shall have such other duties as may be vested in the Chairman of the Board by the Board of Directors. The Vice Chair of the Board of the corporation shall have such duties as may be vested in the Vice Chair of the Board by the Board of Directors. 3.7 Place of Meetings. The Board of Directors may hold meetings, both regular and special, via virtual videoconferencing software or in person within or without the State of Delaware. 3.8 Regular Meetings. Regular meetings of the Board of Directors may be held without notice at such time and place as may be determined from time to time by the Board of Directors; provided, however, that any director who is absent when such a determination is made shall be given prompt notice of such determination. 3.9 Special Meetings. Special meetings of the Board of Directors may be called by the Chairman of 9 the Board, the Executive Chairman of the Board, or by the written request of a majority of the directors then in office. Notice of the time and place, if any, of special meetings shall be delivered personally or by telephone to each director, or sent by first-class mail or commercial delivery service, facsimile transmission, or by electronic mail or other electronic means, charges prepaid, sent to such director’s business or home address as they appear upon the records of the corporation. In case such notice is mailed, it shall be deposited in the United States mail at least three (3) days prior to the time of holding of the meeting. In case such notice is delivered personally or by telephone or by commercial delivery service, facsimile transmission, or electronic mail or other electronic means, it shall be so delivered at least twenty-four (24) hours prior to the time of the holding of the meeting. A notice or waiver of notice of a meeting of the Board of Directors need not specify the purposes of the meeting. 3.10 Quorum, Action at Meeting, Adjournments. At all meetings of the Board of Directors, a majority of directors then in office, shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors, except as may be otherwise specifically provided by law, as it presently exists or may hereafter be amended, or by the bylaws of the corporation. If a quorum shall not be present at any meeting of the Board of Directors, a majority of the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present. 3.11 Action Without Meeting. Unless otherwise restricted by the certificate of incorporation of the corporation or these bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board of Directors or committee, as the case may be, consent thereto in writing or by electronic transmission, and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board of Directors or committee. 3.12 Telephone or Videoconference Meetings. Unless otherwise restricted by the certificate of incorporation of the corporation or these bylaws, any member of the Board of Directors or any committee thereof may participate in a meeting of the Board of Directors or of any committee, as the case may be, by means of conference telephone, videoconference software, or by any form of communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting. 3.13 Committees. The Board of Directors may, by resolution, designate one or more committees, each committee to consist of one or more of the directors of the corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members present at any meeting and not disqualified from voting, whether or not the member or members present constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board of Directors, shall have and may exercise all of the lawfully delegated powers and authority of the Board of Directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board of Directors. Each committee shall keep regular minutes of its meetings and make such reports to the Board of Directors as the Board of Directors may request or the charter of such committee may then require. Except as the Board of Directors may otherwise determine, any committee may make rules for the conduct of its business, but unless otherwise provided by the directors or in such rules, its business shall be conducted as nearly as possible in the same manner as is provided in these bylaws for the conduct of its business by the Board of Directors. 3.14 Fees and Compensation of Directors. The Board of Directors shall have the authority to fix the compensation of directors. ARTICLE 4 Officers 10 4.1 Officers Designated. The officers of the corporation shall be chosen by the Board of Directors and shall be a Chief Executive Officer and Executive Chairman of the Board, a President, a Secretary, and a Chief Financial Officer. The Board of Directors may also choose a Treasurer, one or more Vice Presidents, and one or more assistant Secretaries or assistant Treasurers. Any number of offices may be held by the same person, unless the certificate of incorporation of the corporation or these bylaws otherwise provide. 4.2 Election. The Board of Directors shall choose a Chief Executive Officer and Executive Chairman of the Board, a President, a Secretary and a Chief Financial Officer. Other officers may be appointed by the Board of Directors or may be appointed by the Executive Chairman of the Board pursuant to a delegation of authority from the Board of Directors. 4.3 Tenure. Each officer of the corporation shall hold office until such officer’s successor is appointed and qualified, unless a different term is specified in the vote choosing or appointing such officer, or until such officer’s earlier death, resignation, removal or incapacity. Any officer appointed by the Board of Directors or by the Executive Chairman of the Board may be removed with or without cause at any time by the affirmative vote of a majority of the Board of Directors or a committee duly authorized to do so. Any vacancy occurring in any office of the corporation may be filled by the Board of Directors, at its discretion. Any officer may resign by delivering such officer’s written resignation to the corporation at its principal place of business to the attention of the Chief Executive Officer or the Secretary. Such resignation shall be effective upon receipt unless it is specified to be effective at some other time or upon the happening of some other event. 4.4 The Chief Executive Officer and Executive Chairman of the Board. The Chief Executive Officer and Executive Chairman of the Board shall have general charge and supervision of the business of the corporation subject to the direction of the Board. The Executive Chairman of the Board shall also have supervisory powers over the other officers, and shall have all other powers commonly incident to such position or which are or from time to time may be delegated to him or her by the Board of Directors, or which are or may at any time be authorized or required by law. He or she shall execute bonds, mortgages and other contracts requiring a seal, under the seal of the corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the Board of Directors to some other officer or agent of the corporation. 4.5 The President. The President shall, in the event there is no Chief Executive Officer or in the absence of the Chief Executive Officer or in the event of his or her disability, perform the duties of the Chief Executive Officer, and when so acting, shall have the powers of and be subject to all the restrictions upon the Chief Executive Officer. The President shall perform such other duties and have such other powers as may from time to time be prescribed for such person by the Board of Directors, the Executive Chairman of the Board, the Chief Executive Officer or these bylaws. 4.6 The Vice President. The Vice President, if any (or in the event there be more than one, the Vice Presidents in the order designated by the directors, or in the absence of any designation, in the order of their election), shall, in the absence of the President or in the event of his or her disability or refusal to act, perform the duties of the President, and when so acting, shall have the powers of and be subject to all the restrictions upon the President. The Vice President(s) shall perform such other duties and have such other powers as may from time to time be prescribed for them by the Board of Directors, the Chief Executive Officer, the President or these bylaws. 4.7 The Secretary. The Secretary shall attend all meetings of the Board of Directors and the stockholders and record all votes and the proceedings of the meetings in a book to be kept for that purpose and shall perform like duties for the standing committees, when required. The Secretary shall give, or cause to be given, notice of all meetings of stockholders and special meetings of the Board of Directors, and shall perform such other duties as may from time to time be prescribed by the Board of Directors, the Chairman of the Board or the Chief Executive Officer, under whose supervision he or she shall act. The Secretary shall sign such instruments on behalf of the corporation as the Secretary may be authorized to sign by the Board of Directors or by law and shall countersign, attest and affix the corporate seal to all certificates and instruments where such countersigning or such sealing and attesting are necessary to their true and proper execution. 4.8 The Assistant Secretary. The Assistant Secretary, or if there be more than one, any Assistant 11 Secretaries in the order designated by the Board of Directors (or in the absence of any designation, in the order of their election) shall assist the Secretary in the performance of his or her duties and, in the absence of the Secretary or in the event of his or her inability or refusal to act, perform the duties and exercise the powers of the Secretary and shall perform such other duties and have such other powers as may from time to time be prescribed by the Board of Directors. 4.9 The Chief Financial Officer. The Chief Financial Officer shall be the principal financial officer in charge of the general accounting books, accounting and cost records and forms. The Chief Financial Officer may also serve as the principal accounting officer and shall perform such other duties and have other powers as may from time to time be prescribed by the Board of Directors or the Chief Executive Officer. 4.10 The Treasurer and Assistant Treasurers. The Treasurer (if one is appointed) shall have such duties as may be specified by the Chief Financial Officer to assist the Chief Financial Officer in the performance of his or her duties and to perform such other duties and have other powers as may from time to time be prescribed by the Board of Directors or the Chief Executive Officer. It shall be the duty of any Assistant Treasurers to assist the Treasurer in the performance of his or her duties and to perform such other duties and have other powers as may from time to time be prescribed by the Board of Directors or the Chief Executive Officer. 4.11 Bond. If required by the Board of Directors, any officer shall give the corporation a bond in such sum and with such surety or sureties and upon such terms and conditions as shall be satisfactory to the Board of Directors, including without limitation a bond for the faithful performance of the duties of such officer’s office and for the restoration to the corporation of all books, papers, vouchers, money and other property of whatever kind in such officer’s possession or under such officer’s control and belonging to the corporation. 4.12 Delegation of Authority. The Board of Directors may from time to time delegate the powers or duties of any officer to any other officers or agents, notwithstanding any provision hereof. ARTICLE 5 Notices and Corporate Records 5.1 Delivery. Whenever, under the provisions of law, or of the certificate of incorporation of the corporation or these bylaws, written notice is required to be given to any director or stockholder, such notice may be given by mail, addressed to such director or stockholder, at such person’s address as it appears on the records of the corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail or delivered to a nationally recognized courier service. Unless written notice by mail is required by law, written notice may also be given by commercial delivery service, facsimile transmission, electronic means or similar means addressed to such director or stockholder at such person’s address as it appears on the records of the corporation, in which case such notice shall be deemed to be given when delivered into the control of the persons charged with effecting such transmission, the transmission charge to be paid by the corporation or the person sending such notice and not by the addressee. Oral notice or other in-hand delivery, in person or by telephone, shall be deemed given at the time it is actually given. 5.2 Waiver of Notice. Whenever any notice is required to be given under the provisions of law or of the certificate of incorporation of the corporation or of these bylaws, a written waiver, signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders, directors or members of a committee of directors need be specified in any written waiver of notice or any waiver by electronic transmission unless so required by the certificate of incorporation or these bylaws. 5.3 Corporate Records. Any stockholder of record, in person or by attorney or other agent, shall, 12 upon written demand under oath stating the purpose thereof, have the right during the usual hours of business to inspect for any proper purpose the corporation’s stock ledger, a list of its stockholders, and its minute of Stockholder meetings for the past two years. A proper purpose shall mean a purpose reasonably related to such person’s interest as a stockholder. In every instance where an attorney or other agent shall be the person who seeks the right to inspection, the demand under oath shall be accompanied by a power of attorney or such other writing that authorizes the attorney or other agent to so act on behalf of the stockholder. The demand under oath shall be directed to the corporation at its registered office or at its principal place of business. ARTICLE 6 Indemnification and Insurance 6.1 Indemnification of Officers and Directors. Each person who was or is made a party or is threatened to be made a party to or is involved (including, without limitation, as a witness) in any actual or threatened action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a “proceeding”), by reason of the fact that he or she or a person of whom he or she is the legal representative is or was a director or officer of the corporation (or any predecessor), or while a director or officer of the corporation, is or was serving at the request of the corporation (or any predecessor) as a director, officer, employee or agent of another corporation or of a partnership, limited liability company, joint venture, trust, employee benefit plan sponsored or maintained by the corporation, or other enterprise (or any predecessors of such entities) (hereinafter an “Indemnitee”), shall be indemnified and held harmless by the corporation to the fullest extent authorized by the DGCL, as the same exists or may hereafter be amended, including, but not limited to, Section 102(b)(7) of the DGCL (but, in the case of any such amendment, only to the extent that such amendment permits the corporation to provide broader indemnification rights than said law permitted the corporation to provide prior to such amendment), or by other applicable law as then in effect, against all expense, liability and loss (including attorneys’ fees and related disbursements, judgments, fines, excise taxes or penalties under the Employee Retirement Income Security Act of 1974, as amended from time to time, penalties and amounts paid or to be paid in settlement) actually and reasonably incurred or suffered by such Indemnitee in connection therewith; provided, however, that except with respect to a proceeding to enforce any indemnification or advancement rights hereunder, the corporation shall indemnify such Indemnitee only if such proceeding (or part thereof) was authorized by the Board of Directors. Each person who is or was serving as a director, officer, employee or agent of a subsidiary of the corporation shall be deemed to be serving, or have served, at the request of the corporation. The right to indemnification conferred in this Section 6.1 shall be a contract right. Any indemnification (but not advancement of expenses) under this Article 6 (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the Indemnitee is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the DGCL, as the same exists or hereafter may be amended (but, in the case of any such amendment, only to the extent that such amendment permits the corporation to provide broader indemnification rights than said law permitted the corporation to provide prior to such amendment). Such determination shall be made with respect to a person who is a director or officer at the time of such determination (a) by a majority vote of the directors who are not or were not parties to the proceeding in respect of which indemnification is being sought by Indemnitee (the “Disinterested Directors”), even though less than a quorum, (b) by a committee of Disinterested Directors designated by a majority vote of the Disinterested Directors, even though less than a quorum, (c) if there are no such Disinterested Directors, or if the Disinterested Directors so direct, by independent legal counsel in a written opinion to the Board of Directors, a copy of which shall be delivered to Indemnitee, or (d) by the stockholders. 6.2 Indemnification of Others. This Article 6 does not limit the right of the corporation, to the extent and in the manner permitted by law, to indemnify and to advance expenses to persons other than those persons identified in Section 6.1 when and as authorized by the Board or by the action of a committee of the Board or designated officers of the corporation established by or designated in resolutions approved by the Board; provided, however, that the payment of expenses incurred by such a person in advance of the final disposition of the proceeding shall be made only upon receipt by the corporation of a written undertaking by such person to repay all amounts so advanced if it shall ultimately be determined that such person is not entitled to be indemnified under this Article 6 or otherwise. 13 6.3 Advance Payment. (a) The right to indemnification under this Article 6 shall include the right to be paid by the corporation the expenses incurred in defending any such proceeding in advance of its final disposition, such advances to be paid by the corporation within thirty (30) days after the receipt by the corporation of a statement or statements from the claimant requesting such advance or advances from time to time; provided, however, that if the DGCL requires, the payment of such expenses incurred by a director or officer in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such person while a director or officer, including, without limitation, service to an employee benefit plan) in advance of the final disposition of a proceeding, shall be made only upon delivery to the corporation of an undertaking by or on behalf of such director or officer to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified under Section 6.1 or otherwise. (b) Notwithstanding the foregoing, unless such right is acquired other than pursuant to this Article 6, no advance shall be made by the corporation to an officer of the corporation (except by reason of the fact that such officer is or was a director of the corporation, in which event this paragraph shall not apply) in any proceeding if a determination is reasonably and promptly made (a) by the Board of Directors by a majority vote of the Disinterested Directors, even though less than a quorum, or (b) by a committee of Disinterested Directors designated by majority vote of the Disinterested Directors, even though less than a quorum, or (c) if there are no Disinterested Directors or the Disinterested Directors so direct, by independent legal counsel in a written opinion to the Board of Directors, a copy of which shall be delivered to the claimant, that the facts known to the decision-making party at the time such determination is made demonstrate clearly and convincingly that such person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the corporation or such person had reasonable cause to believe his or her conduct was unlawful. 6.4 Right of Indemnitee to Bring Suit. If a claim for indemnification (following final disposition of such proceeding) or advancement of expenses under this Article 6 is not paid in full by the corporation within sixty (60) days after a written claim has been received by the corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be thirty (30) days, the Indemnitee may at any time thereafter bring suit against the corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit to the fullest extent permitted by law. In any suit brought by the Indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or by the corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the Indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this Article or otherwise shall be on the corporation. 6.5 Non-Exclusivity and Survival of Rights; Amendments. The right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this Article 6 shall not be deemed exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the certificate of incorporation of the corporation, bylaws, agreement, vote of stockholders or Disinterested Directors or otherwise, and shall continue as to a person who has ceased to be a director, officer, employee or agent of the corporation and shall inure to the benefit of the heirs, executors and administrators of such a person. Any repeal or modification of the provisions of this Article 6 shall not in any way diminish or adversely affect the rights of any director, officer, employee or agent of the corporation hereunder in respect of any occurrence or matter arising prior to any such repeal or modification. 6.6 Insurance. The corporation may purchase and maintain insurance on its own behalf and on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise against any expense, liability or loss asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the corporation would have the power to indemnify such person against such expenses, liability or loss under the DGCL. 6.7 Reliance. Persons who after the date of the adoption of this provision become or remain directors or officers of the corporation shall be conclusively presumed to have relied on the rights to indemnity, advance of expenses and other rights contained in this Article 6 in entering into or continuing such service. The rights to 14 indemnification and to the advance of expenses conferred in this Article 6 shall apply to claims made against an Indemnitee arising out of acts or omissions that occurred or occur both prior and subsequent to the adoption hereof. 6.8 Severability. If any word, clause, provision or provisions of this Article 6 shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (a) the validity, legality and enforceability of the remaining provisions of this Article 6 (including, without limitation, each portion of any section or paragraph of this Article 6 containing any such provision held to be invalid, illegal or unenforceable, that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby; and (b) to the fullest extent possible, the provisions of this Article 6 (including, without limitation, each such portion of any section or paragraph of this Article 6 containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable. ARTICLE 7 Capital Stock 7.1 Certificates for Shares. The shares of the corporation shall be (i) represented by certificates or (ii) uncertificated and evidenced by a book-entry system maintained by or through the corporation’s transfer agent or registrar. Certificates shall be signed by, or in the name of the corporation by, the Chairman of the Board, the Chief Executive Officer, the President or a Vice President and by the Chief Financial Officer, the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the corporation. Certificates may be issued for partly paid shares and in such case upon the face or back of the certificates issued to represent any such partly paid shares, the total amount of the consideration to be paid therefor, and the amount paid thereon shall be specified. Within a reasonable time after the issuance or transfer of uncertificated stock, the corporation shall send or cause to be sent to the registered owner thereof a written notice containing the information required by the DGCL or a statement that the corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. 7.2 Signatures on Certificates. Any or all of the signatures on a certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue. 7.3 Transfer of Stock. Upon surrender to the corporation or the transfer agent of the corporation of a certificate of shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, and proper evidence of compliance of other conditions to rightful transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books. Upon receipt of proper transfer instructions and proper evidence of compliance of other conditions to rightful transfer from the registered owner of uncertificated shares, such uncertificated shares shall be canceled and issuance of new equivalent uncertificated shares or certificated shares shall be made to the person entitled thereto and the transaction shall be recorded upon the books of the corporation. 7.4 Registered Stockholders. The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware. 7.5 Lost, Stolen or Destroyed Certificates. The corporation may direct that a new certificate or certificates be issued to replace any certificate or certificates theretofore issued by the corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed and on such terms and conditions as the corporation may require. When authorizing the issue of a new certificate or certificates, the corporation may, in its discretion and as a condition precedent to the issuance thereof, require the owner of the lost, stolen or destroyed certificate or certificates, or his or her legal representative, to indemnify the corporation in such manner as it may require, and/or to give the corporation a bond 15 or other adequate security in such sum as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost, stolen or destroyed. ARTICLE 8 General Provisions 8.1 Dividends. Dividends upon the capital stock of the corporation, subject to any restrictions contained in the DGCL or the provisions of the certificate of incorporation of the corporation, if any, may be declared by the Board of Directors at any regular or special meeting or by unanimous written consent. Dividends may be paid in cash, in property or in shares of capital stock, subject to the provisions of the certificate of incorporation of the corporation. 8.2 Checks. All checks or demands for money and notes of the corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate. 8.3 Corporate Seal. The Board of Directors may, by resolution, adopt a corporate seal. The corporate seal shall have inscribed thereon the name of the corporation, the year of its organization and the word “Delaware.” The seal may be used by causing it or a facsimile thereof to be impressed or affixed or otherwise reproduced. The seal may be altered from time to time by the Board of Directors. 8.4 Execution of Corporate Contracts and Instruments. The Board of Directors, except as otherwise provided in these bylaws, may authorize any officer or officers, or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the corporation; such authority may be general or confined to specific instances. Unless so authorized or ratified by the Board of Directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount. 8.5 Representation of Shares of Other Corporations. The Chief Executive Officer, the President or any Vice President, the Chief Financial Officer or the Treasurer or any Assistant Treasurer, or the Secretary or any Assistant Secretary of the corporation is authorized to vote, represent and exercise on behalf of the corporation all rights incident to any and all shares of any corporation or corporations or similar ownership interests of other business entities standing in the name of the corporation. The authority herein granted to said officers to vote or represent on behalf of the corporation any and all shares or similar ownership interests held by the corporation in any other corporation or corporations or other business entities may be exercised either by such officers in person or by any other person authorized so to do by proxy or power of attorney duly executed by said officers. ARTICLE 9 Forum for Adjudication of Disputes 9.1 Exclusive Forum; Delaware Chancery Court. To the fullest extent permitted by law, and unless the corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware (or, if that court lacks subject matter jurisdiction, another federal or state court situated in the State of Delaware), shall be the sole and exclusive forum for (a) any derivative action or proceeding brought in the name or right of the corporation or on its behalf, (b) any action asserting a claim based upon a breach of a duty owed by any current or former director, officer, employee, agent or stockholder of the corporation to the corporation or the corporation’s stockholders, (c) any action arising or asserting a claim arising pursuant to any provision of the DGCL or any provision of the certificate of incorporation or these bylaws or (d) any action asserting a claim governed by the internal affairs doctrine, including, without limitation, any action to interpret, apply, enforce or determine the validity of the certificate of incorporation or these bylaws. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the corporation shall be deemed to have notice of and consented to the provisions of this Section 9.1. 9.2 Exclusive Forum; Federal District Courts. Unless the corporation consents in writing to the selection of an alternative forum, the federal district courts of the United States shall be the exclusive forum for the resolution of 16 any complaint asserting a cause of action under the Securities Act of 1933 and the Securities Exchange Act of 1934. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the corporation shall be deemed to have notice of and consented to the provisions of this Section 9.2. ARTICLE 10 Amendments Subject to the laws of the State of Delaware, the Board of Directors is expressly authorized to adopt, amend or repeal the bylaws of the corporation, without any action on the part of the stockholders, by the vote of at least a majority of the directors of the corporation then in office. In addition to any vote of the holders of any class or series of stock of the corporation required by the DGCL or the certificate of incorporation of the corporation, the bylaws may also be adopted, amended or repealed by the affirmative vote of the holders of at least sixty-six and two-thirds percent (66-2/3%) of the voting power of the shares of the capital stock of the corporation entitled to vote thereon. 15612552.3 11 Board Resolution Exhibit B: Charts setting forth Defective Corporate Acts Ratified and Related Actions Chart 1 of 10 Defective Corporate Act Related to Director Elections* Defective Corporate Act(s) The elections of certain directors of the Company on the respective dates set forth in the next row. Date of Defective Corporate Act(s) (1) Election of Annie Pratt on December 22, 2020, with the purported election evidenced by the first written consent executed by such person as a director. (2) Election of Britt Ide on May 28, 2021, with the purported election evidenced by such person attending a Board meeting, voting thereat, and being appointed as the chair of the Audit Committee of the Board. (3) Election of Mark Nelson on February 11, 2022, with the purported election evidenced by a written consent executed by Mr. Hanchett, Ms. Pratt and Ms. Ide on such date appointing Mr. Nelson as a director. Shares Issued (Number, Type and Date(s) of Issuance), if any No shares of stock were issued in connection with these defective corporate acts. Nature of Failure(s) of Authorization The election of each of Annie Pratt and Britt Ide as directors was not evidenced by a consent of stockholders (as required by Section 228 of the DGCL) or a consent of the directors then in office (as required by Sections 141(f) and 223 of the DGCL). With respect to the election of Mark Nelson, the records of the Company do not confirm that the total number of directorships was increased in connection with the election thereof. Charter Amendments, if any No amendment to the Certificate is required to ratify these defective corporate acts. Stockholder Approval The Board hereby directs that the foregoing ratification be submitted for approval and adoption (and the Board hereby recommends such approval and adoption) by the holders of the Company’s valid stock, and the record date to determine the stockholders entitled to vote thereon shall be immediately following the Board’s adoption of the resolutions incorporating this chart by reference. Filing to effect ratification No filing with the State Office is required to ratify these defective corporate acts. 12 Chart 2 of 10 Defective Corporate Act Related to the Issuance of Capital Stock on January 1, 2018* Defective Corporate Act(s) The issuance of the shares of capital stock described below. Date of Defective Corporate Act(s) January 1, 2018, being the date the Company’s records reflect the aforementioned shares as being issued. Shares Issued (Number, Type and Date(s) of Issuance), if any 32,500 shares of capital stock, par value $0.0001 per share, issued on the date set forth above. Nature of Failure(s) of Authorization (1) The Certificate did not set forth a number of authorized shares of capital stock sufficient to authorize the issuance of the aforementioned shares, and, as a result, the Company issued shares of capital stock in excess of the number of such shares that it was authorized to issue under the Certificate and Section 161 of the DGCL. (2) The records of the Company do not confirm that the Board approved the foregoing issuance or determined the consideration to be received in exchange therefor in accordance with Section 152 of the DGCL. The Board hereby confirms that the value of the service to the Company of the agent issued the aforementioned shares exceeded the aggregate par value of such shares. (3) The records of the Company do not confirm that a stock certificate was issued in respect of the issued shares as contemplated by Section 158 of the DGCL, or, to the extent such shares were issued in uncertificated form, that the Board approved of the issuance of such shares in uncertificated form or that the holder thereof was provided the notice required by Section 151(f) of the DGCL. Charter Amendments, if any To effect the foregoing ratification, the Board hereby approves, adopts and declares advisable an amendment to the Certificate in the form reflected in the certificate of validation corresponding to this ratification attached to the resolutions adopting this chart. Stockholder Approval The Board hereby directs that the foregoing ratification (and amendment to the Certificate) be submitted for approval and adoption (and the Board hereby recommends such approval and adoption) by the holders of the Company’s valid stock, and the record date to determine the stockholders entitled to vote thereon shall be immediately following the Board’s adoption of the resolutions incorporating this chart by reference. Filing to effect ratification Each officer of the Company (acting alone) is hereby authorized to file with the State Office a certificate of validation in such form as such officer deems advisable to effect the foregoing ratification. 13 Chart 3 of 10 Defective Corporate Act Related to 2018 Certificate of Amendment (Increasing the Authorized Number of Shares to 17,857,143)* Defective Corporate Act(s) The amendment to the Certificate, effected by the filing of a certificate of amendment with the State Office on February 13, 2018, which increased the authorized number of shares to 17,857,143 and re-designated all of the capital stock as Common Stock, par value $0.29 per share. Date of Defective Corporate Act(s) February 13, 2018, being the date of the foregoing filing with the State Office. Shares Issued (Number, Type and Date(s) of Issuance), if any No shares of stock were issued in connection with this defective corporate act. Nature of Failure(s) of Authorization The Board and stockholders did not approve, and the Company did not effect, the aforementioned amendment in the manner required by Section 242 of the DGCL. Charter Amendments, if any The text of the foregoing certificate of amendment filed with the State Office need not be modified to effect this ratification. Stockholder Approval The Board hereby directs that the foregoing ratification be submitted for approval and adoption (and the Board hereby recommends such approval and adoption) by the holders of the Company’s valid stock, and the record date to determine the stockholders entitled to vote thereon shall be immediately following the Board’s adoption of the resolutions incorporating this chart by reference. Filing to effect ratification Each officer of the Company (acting alone) is hereby authorized to file with the State Office a certificate of validation in such form as such officer deems advisable to effect the foregoing ratification. 14 Chart 4 of 10 Defective Corporate Act Related to 2020 Certificate of Amendment (Increasing the Authorized Number of Shares of Common Stock to 60,000,000)* Defective Corporate Act(s) The amendment to the Certificate, effected by the filing of a certificate of amendment with the State Office on January 23, 2020, which increased the authorized number of shares of Common Stock to 60,000,000. Date of Defective Corporate Act(s) January 23, 2020, being the date of the foregoing filing with the State Office. Shares Issued (Number, Type and Date(s) of Issuance), if any 487 shares of Common Stock, issued on January 23, 2020. Nature of Failure(s) of Authorization (1) The records of the Company do not confirm that the Board and stockholders approved and adopted the foregoing amendment in accordance with Section 242 of the DGCL. (2) The records of the Company do not confirm that stock certificates were issued in respect of the issued shares as contemplated by Section 158 of the DGCL, or, to the extent such shares were issued in uncertificated form, that the Board approved of the issuance of such shares in uncertificated form or that the holders thereof were provided the notice required by Section 151(f) of the DGCL. Charter Amendments, if any The text of the foregoing certificate of amendment filed with the State Office need not be modified to effect this ratification. Stockholder Approval The Board hereby directs that the foregoing ratification be submitted for approval and adoption (and the Board hereby recommends such approval and adoption) by the holders of the Company’s valid stock, and the record date to determine the stockholders entitled to vote thereon shall be immediately following the Board’s adoption of the resolutions incorporating this chart by reference. Filing to effect ratification Each officer of the Company (acting alone) is hereby authorized to file with the State Office a certificate of validation in such form as such officer deems advisable to effect the foregoing ratification. 15 Chart 5 of 10 Defective Corporate Act Related to the Reclassification of the Common Stock* Defective Corporate Act(s) (1) The reclassification of each share of Common Stock into one share of Class A Common Stock, (2) the issuance of shares of Class A Common Stock pursuant to such reclassification, and (3) the purported authorization of the issuance of Class A Common Stock, Class B Common Stock, Class C Common Stock and Class D Common Stock. Date of Defective Corporate Act(s) March 6, 2020, being the date the Board adopted resolutions approving the creation of the Class A Common Stock, Class B Common Stock, Class C Common Stock and Class D Common Stock. Shares Issued (Number,), if any 15,377,750 shares of Class A Common Stock were issued on March 6, 2020 in connection with this defective corporate act. Nature of Failure(s) of Authorization (1) The Board and stockholders did not approve, and the Company did not effect, the reclassification and authorization of the aforementioned classes of stock in the manner required by Sections 102(a)(4), 151 and 242 of the DGCL, including because the Board and stockholders did not approve and the Company did not file with the State Office an amendment to the Certificate making provision for (a) the creation of the Class A Common Stock, Class B Common Stock, Class C Common Stock and Class D Common Stock, and (b) the reclassification of the outstanding shares of Common Stock into Class A Common Stock. (2) The Certificate did not authorize the type, and number of shares, of stock sufficient to authorize the issuance of the aforementioned shares, and, as a result, the Company issued shares of Class A Common Stock in excess of the number of such shares that it was authorized to issue under the Certificate and Section 161 of the DGCL. (3) The records of the Company do not confirm that stock certificates were issued in respect of the issued shares as contemplated by Section 158 of the DGCL, or, to the extent such shares were issued in uncertificated form, that the Board approved of the issuance of such shares in uncertificated form or that the holders thereof were provided the notice required by Section 151(f) of the DGCL. Charter Amendments, if any To effect the foregoing ratification, the Board hereby approves, adopts and declares advisable an amendment to the Certificate in the form reflected in the certificate of validation corresponding to this ratification attached to the resolutions adopting this chart. Stockholder Approval The Board hereby directs that the foregoing ratification (and amendment to the Certificate) be submitted for approval and adoption (and the Board hereby recommends such approval and adoption) by the holders of the Company’s valid stock, and the record date to determine the stockholders entitled to vote thereon shall be immediately following the Board’s adoption of the resolutions incorporating this chart by reference. Filing to effect ratification Each officer of the Company (acting alone) is hereby authorized to file with the State Office a certificate of validation in such form as such officer deems advisable to effect the foregoing ratification. 16 Chart 6 of 10 Defective Corporate Act Related to the Issuance of Class D Common Stock to Mark Hanchett* Defective Corporate Act(s) The issuance of shares of 10,000,000 shares of Class D Common Stock. Date of Defective Corporate Act(s) The date of such issuance is set forth below. Shares Issued (Number, Type and Date(s) of Issuance), if any 10,000,000 shares of Class D Common Stock to Mark Hanchett on March 31, 2020. Nature of Failure(s) of Authorization (1) The Certificate did not authorize the type, and number of shares, of stock sufficient to authorize the issuance of the aforementioned shares, and, as a result, the Company issued shares of Class D Common Stock in excess of the number of such shares that it was authorized to issue under the Certificate and Section 161 of the DGCL. (2) The records of the Company do not confirm that the Board approved the foregoing stock issuance or determined the consideration to be received in exchange therefor in accordance with Section 152 of the DGCL. The Board hereby confirms that the value of the property surrendered by Mr. Hanchett exceeded the aggregate par value of the shares issued thereto. (3) The records of the Company do not confirm that stock certificates were issued in respect of the issued shares as contemplated by Section 158 of the DGCL, or, to the extent such shares were issued in uncertificated form, that the Board approved of the issuance of such shares in uncertificated form or that the holders thereof were provided the notice required by Section 151(f) of the DGCL. Charter Amendments, if any No amendment to the Certificate is required to ratify these defective corporate acts. Stockholder Approval The Board hereby directs that the foregoing ratification be submitted for approval and adoption (and the Board hereby recommends such approval and adoption) by the holders of the Company’s valid stock, and the record date to determine the stockholders entitled to vote thereon shall be immediately following the Board’s adoption of the resolutions incorporating this chart by reference. Filing to effect ratification No filing with the State Office is required to ratify these defective corporate acts. 17 Chart 7 of 10 Defective Corporate Act Related to the Issuance of Class D Stock and Restricted Stock Units Settleable in Shares of Class D Stock to Mark Hanchett and Annie Pratt* Defective Corporate Act(s) (1) The reclassification of each share of Class D Common Stock into one share of Class D Stock, (2) the issuance of shares of Class D Stock pursuant to such reclassification as set forth in the Stock Chart below, (3) the subsequent issuance of shares of Class D Stock set forth in the Stock Chart below and (4) the grant of restricted stock units settleable in shares of Class D Stock set forth in the RSU Chart below. Date of Defective Corporate Act(s) (1) The date of the aforementioned reclassification was August 24, 2021, which was the date the holders of Class D Common Stock agreed to relinquish such shares to the Company. (2) The dates of each stock issuance are set forth in the Stock Chart below. (3) The dates of each restricted stock unit grant are set forth in the RSU Chart below. Shares Issued (Number, Type and Date(s) of Issuance), if any The shares of Class D Stock issued, and the dates of such issuances, are set forth in the Stock Chart below. Nature of Failure(s) of Authorization (1) The Board and stockholders did not approve, and the Company did not effect, the reclassification and authorization of the Class D Stock in the manner required by Sections 102(a)(4), 151 and 242 of the DGCL, including because the Board and stockholders did not approve and the Company did not file with the State Office an amendment to the Certificate making provision for (a) the creation of the Class D Stock, and (b) the reclassification of the outstanding shares of Class D Common Stock into Class D Stock. (2) The Certificate did not authorize the type, and number of shares, of stock sufficient to authorize the issuance of the aforementioned shares or the grant of the aforementioned restricted stock units, and, as a result, the Company issued shares of Class D Stock in excess of the number of such shares that it was authorized to issue under the Certificate and Section 161 of the DGCL. (3) With respect to the shares of Class D Stock issued, the records of the Company do not confirm that the Board approved the foregoing stock issuances or determined the consideration to be received in exchange therefor in accordance with Section 152 of the DGCL. The Board hereby confirms that the value of the property surrendered by, or the service to the Company of each of, the aforementioned individuals (as applicable) exceeded the aggregate par value of the shares issued thereto. (4) With respect to the restricted stock units granted, the records of the Company do not confirm that the restricted stock units were approved by the Board (or were approved in final form by the Board) as required by Section 157 of the DGCL. The Board hereby determines that the RSU Chart below, which sets forth the terms of each restricted stock unit grant subject of this ratification, constitutes the instrument evidencing such grants, as contemplated by Section 157 of the DGCL. (5) The records of the Company do not confirm that stock certificates were issued in respect of the issued shares as contemplated by Section 158 of the DGCL, or, to the extent such shares were issued in uncertificated form, that the Board approved of the issuance of such shares in uncertificated form or that the holders thereof were provided the notice required by Section 151(f) of the DGCL. Charter Amendments, if any To effect the foregoing ratification, the Board hereby approves, adopts and declares advisable an amendment to the Certificate in the form reflected in the certificate of validation corresponding to this ratification attached to the resolutions adopting this chart. Stockholder Approval The Board hereby directs that the foregoing ratification (and amendment to the Certificate) be submitted for approval and adoption (and the Board hereby recommends such approval and adoption) by the holders of the Company’s valid stock, and the record date to determine the stockholders entitled to vote thereon shall be immediately following the Board’s adoption of the resolutions incorporating this chart by reference. Filing to effect ratification Each officer of the Company (acting alone) is hereby authorized to file with the State Office a certificate of validation in such form as such officer deems advisable to effect the foregoing ratification. 18 Stock Chart Related to Chart 7 Grantee Date of Issuance Total Shares of Class D Stock Issued Description for Informational Purposes Only Mark Hanchett 8/24/21 17,803,676 Issued pursuant to 2021 Reclassification Mark Hanchett 9/1/21 375,000 Issued upon monthly RSU vesting Mark Hanchett 10/1/21 375,000 Issued upon monthly RSU vesting Mark Hanchett 11/1/21 375,000 Issued upon monthly RSU vesting Mark Hanchett 12/1/21 375,000 Issued upon monthly RSU vesting Mark Hanchett 1/1/22 300,000 Issued upon monthly RSU vesting Mark Hanchett 2/2/22 300,000 Issued upon monthly RSU vesting Mark Hanchett 3/2/22 300,000 Issued upon monthly RSU vesting Mark Hanchett 4/1/22 300,000 Issued upon monthly RSU vesting Annie Pratt 8/24/21 5,671,696 Issued pursuant to 2021 Reclassification Annie Pratt 9/1/21 187,500 Issued upon monthly RSU vesting Annie Pratt 10/1/21 187,500 Issued upon monthly RSU vesting Annie Pratt 11/1/21 187,500 Issued upon monthly RSU vesting Annie Pratt 12/1/21 187,500 Issued upon monthly RSU vesting Annie Pratt 1/1/22 150,000 Issued upon monthly RSU vesting Annie Pratt 2/2/22 150,000 Issued upon monthly RSU vesting Annie Pratt 3/2/22 150,000 Issued upon monthly RSU vesting Annie Pratt 4/1/22 150,000 Issued upon monthly RSU vesting 19 RSU Chart Related to Chart 7 Grantee Date of Issuance Total Shares of Class D Stock Underlying Award (inclusive of shares shown in the preceding Stock Chart that were issued upon monthly RSU vesting) Vesting Schedule Mark Hanchett 8/24/21 12,300,000 375,000 monthly from 9/1/21 through 12/1/21; and 300,000 monthly from 1/1/21 through 12/1/24 Annie Pratt 8/24/21 6,150,000 187,500 monthly from 9/1/21 through 12/1/21; and 150,000 monthly from 1/1/22 through 12/1/24 ** With respect to each RSU award set forth above, any portion of such award that has not vested as of the date that the grantee ceases to be employed by the Company shall terminate and be forfeited, and the grantee shall have no further right thereto. 20 Chart 8 of 10 Defective Corporate Act Related to the Issuance of Class C Common Stock* Defective Corporate Act(s) The issuance of the shares of Class C Common Stock described below. Date of Defective Corporate Act(s) The dates set forth below, being the dates the Company’s stock ledger reflects the Class C Common Stock as being issued. Shares Issued (Number, Type and Date(s) of Issuance), if any 5,000 shares of Class C Common Stock issued on February 15, 2021. 5,000 shares of Class C Common Stock issued on February 15, 2022. Nature of Failure(s) of Authorization (1) The Certificate did not authorize the type, and number of shares, of stock sufficient to authorize the issuance of the aforementioned shares, and, as a result, the Company issued shares of Class C Common Stock in excess of the number of such shares that it was authorized to issue under the Certificate and Section 161 of the DGCL. (2) The records of the Company do not confirm that the Board approved the foregoing issuances or determined the consideration to be received in exchange therefor in accordance with Section 152 of the DGCL. The Board hereby confirms that the benefit the Company received from the recipient of the aforementioned shares exceeded the aggregate par value of such shares. (3) The records of the Company do not confirm that stock certificates were issued in respect of the issued shares as contemplated by Section 158 of the DGCL, or, to the extent such shares were issued in uncertificated form, that the holders thereof were provided the notice required by Section 151(f) of the DGCL. Charter Amendments, if any No amendment to the Certificate is required to ratify these defective corporate acts. Stockholder Approval The Board hereby directs that the foregoing ratification be submitted for approval and adoption (and the Board hereby recommends such approval and adoption) by the holders of the Company’s valid stock, and the record date to determine the stockholders entitled to vote thereon shall be immediately following the Board’s adoption of the resolutions incorporating this chart by reference. Filing to effect ratification No filing with the State Office is required to ratify these defective corporate acts. 21 Chart 9 of 10 Defective Corporate Act Related to Option Grants* Defective Corporate Act(s) The grant of options to acquire Class A Common Stock, set forth in the Option Chart below. The terms of each option are set forth in the Option Chart. Date of Defective Corporate Act(s) The dates of each grant are set forth in the Option Chart below. Shares Issued (Number, Type and Date(s) of Issuance), if any No shares were issued in connection with these defective corporate acts. Nature of Failure(s) of Authorization (1) The records of the Company do not confirm that the options to acquire stock were approved by the Board (or were approved in final form by the Board) as required by Section 157 of the DGCL and as contemplated by Section 6.2 of the Company Stock Option Plan dated and effective as of January 1, 2021 (the “Plan”). (2) The options listed as granted on August 24, 2021 were granted in exchange for the surrender of putative stock. (3) The Certificate did not authorize the type, and number of shares, of stock sufficient to issue the shares underlying each option to acquire stock upon exercise thereof, which was inconsistent with Section 5.1 of the Plan, requiring the Board to make available a sufficient number of shares to meet the requirements of the Plan. Charter Amendments, if any No amendment to the Certificate of the Company is required to ratify these defective corporate acts. Stockholder approval, if any The Board hereby directs that the foregoing ratification be submitted for approval and adoption (and the Board hereby recommends such approval and adoption) by the holders of the Company’s valid stock, and the record date to determine the stockholders entitled to vote thereon shall be immediately following the Board’s adoption of the resolutions incorporating this chart by reference. Filing to effect ratification No filing with the State Office is required to ratify these defective corporate acts. 22 Option Chart Related to Chart 9 Grantee Date of Grant Shares Underlying Option Vesting Schedule Exercise Price Per Share Expiration Date Grantee 1 8/24/2021 49,057 8/24/21 - 6,590 5/1/22 - 14,156 5/1/23 - 14,156 5/1/24 - 14,156 $8.24 Jan 1, 2100 Grantee 2 8/24/2021 42,467 8/1/22 - 14,156 8/1/23 - 14,156 8/1/24 - 14,156 $8.24 Jan 1, 2100 Grantee 3 8/24/2021 90,893 8/24/21 - 5,960 4/1/22 - 28,311 4/1/23 - 28,311 4/1/24 - 28,311 $8.24 Jan 1, 2100 Grantee 4 8/24/2021 91,197 8/24/21 - 6,264 11/1/21 - 28,311 11/1/22 - 28,311 11/1/23 - 28,311 $8.24 Jan 1, 2100 Grantee 5 8/24/2021 97,857 8/24/21 - 12,924 11/1/21 - 28,311 11/1/22 - 28,311 11/1/23 - 28,311 $8.24 Jan 1, 2100 Grantee 6 8/24/2021 247,207 8/24/21 - 6,563 1/25/21 - 28,311 1/25/22 - 84,933 1/25/23 - 127,400 $8.24 Jan 1, 2100 Grantee 7 8/24/2021 94,287 8/24/21 - 9,354 12/1/21 - 28,311 12/1/22 - 28,311 12/1/23 - 28,311 $8.24 Jan 1, 2100 Grantee 8 8/24/2021 45,519 8/24/21 - 3,052 5/1/22 - 14,156 5/1/23 - 14,156 5/1/24 - 14,156 $8.24 Jan 1, 2100 Grantee 9 8/24/2021 4,260 9/1/22 - 1,420 9/1/23 - 1,420 9/1/24 - 1,420 $8.24 Jan 1, 2100 Grantee 10 8/24/2021 582,135 8/24/21 - 15,913 10/1/21 - 70,778 10/1/22 - 70,778 10/1/23 - 141,556 10/1/24 - 283,111 $8.24 Jan 1, 2100 Grantee 11 8/24/2021 97,583 8/24/21 - 40,961 2/1/22 - 28,311 2/1/23 - 28,311 $8.24 Jan 1, 2100 Grantee 12 8/24/2021 84,933 5/1/22 - 28,311 5/1/23 - 28,311 5/1/24 - 28,311 $8.24 Jan 1, 2100 Grantee 13 8/24/2021 487,195 8/24/21 - 467,872 7/1/22 - 6,441 7/1/23 - 6,441 7/1/24 - 6,441 $8.24 Jan 1, 2100 Grantee 14 8/24/2021 98,388 8/24/21 - 41,766 5/1/22 - 28,311 5/1/23 - 28,311 $8.24 Jan 1, 2100 Grantee 15 8/24/2021 91,456 8/24/21 - 34,834 8/1/22 - 28,311 8/1/23 - 28,311 $8.24 Jan 1, 2100 23 Grantee 16 8/24/2021 30,103,676 17,803,676 vest on 8/24/21 300,000 vest monthly on the first of the month starting 9/1/21 through 12/1/24 $8.24 Jan 1, 2100 Grantee 17 8/24/2021 46,063 8/24/21 - 3,596 6/1/22 - 14,156 6/1/23 - 14,156 6/1/24 - 14,156 $8.24 Jan 1, 2100 Grantee 18 8/24/2021 93,867 8/24/21 - 8,934 1/1/21 - 28,311 1/1/22 - 28,311 1/1/23 - 28,311 $8.24 Jan 1, 2100 Grantee 19 8/24/2021 94,141 8/24/21 - 9,208 12/1/21 - 28,311 12/1/22 - 28,311 12/1/23 - 28,311 $8.24 Jan 1, 2100 Grantee 20 8/24/2021 95,122 8/24/21 - 10,189 2/1/22 - 28,311 2/1/23 - 28,311 2/1/24 - 28,311 $8.24 Jan 1, 2100 Grantee 21 8/24/2021 92,703 8/24/21 - 7,769 11/1/21 - 28,311 11/1/22 - 28,311 11/1/23 - 28,311 $8.24 Jan 1, 2100 Grantee 22 8/24/2021 465,741 8/24/21 - 12,763 9/2/21 - 56,622 9/2/22 - 56,622 9/2/23 - 113,244 9/2/24 - 226,489 $8.24 Jan 1, 2100 Grantee 23 8/24/2021 93,584 8/24/21 - 8,651 1/1/22 - 28,311 1/1/23 - 28,311 1/1/24 - 28,311 $8.24 Jan 1, 2100 Grantee 24 8/24/2021 11,821,696 5,671,696 vest on 8/24/21 1500,000 vest monthly on the first of the month starting 9/1/21 through 12/1/24 $8.24 Jan 1, 2100 Grantee 25 8/24/2021 97,068 8/24/21 - 40,446 5/18/22 - 28,311 5/18/23 - 28,311 $8.24 Jan 1, 2100 4/1/2022 567 Vested on issue date $15.88 Jan 1, 2100 Grantee 26 8/24/2021 103,051 8/24/21 - 46,429 1/15/22 - 28,311 1/15/23 - 28,311 $8.24 Jan 1, 2100 Grantee 27 8/24/2021 103,099 8/24/21 - 46,477 4/1/22 - 28,311 4/1/23 - 28,311 $8.24 Jan 1, 2100 Grantee 28 8/24/2021 45,920 8/24/21 - 3,453 7/1/22 - 14,156 7/1/23 - 14,156 7/1/24 - 14,156 $8.24 Jan 1, 2100 Grantee 29 8/24/2021 6,312 8/24/21 - 6,312 $8.24 Jan 1, 2100 Grantee 30 8/24/2021 123,063 8/24/21 - 45,569 1/27/22 - 37,747 1/27/23 - 37,747 $8.24 Jan 1, 2100 24 Grantee 31 8/24/2021 65,092 8/24/21 - 22,625 2/17/22 - 14,156 2/17/23 - 14,156 $8.24 Jan 1, 2100 Grantee 32 8/19/2021 347,338 8/24/21 - 347,338 $8.24 Jan 1, 2100 Grantee 33 8/30/2021 85,200 Vested on issue date $8.24 Jan 1, 2100 Grantee 34 8/30/2021 36,000 Vested on issue date $8.24 Jan 1, 2100 ** With respect to each option award set forth above subject to future vesting, any portion of such award that has not vested as of the date that the grantee ceases to be employed by the Company shall terminate and be forfeited, and the grantee shall have no further right thereto. 25 Chart 10 of 10 Defective Corporate Act Related to the Issuance of Common Stock and Class A Common Stock* Defective Corporate Act(s) The issuance of shares of capital stock set forth in the Stock Chart below. Date of Defective Corporate Act(s) The dates of each issuance are set forth in the Stock Chart below. Shares Issued (Number, Type and Date(s) of Issuance), if any The shares issued, and the dates of such issuances, are set forth in the Stock Chart below. Nature of Failure(s) of Authorization (1) With respect to the shares of Common Stock issued, the Certificate did not set forth a number of shares of Common Stock sufficient to authorize the issuance of the aforementioned shares, and, as a result, the Company issued shares of Common Stock in excess of the number of such shares that it was authorized to issue under the Certificate and Section 161 of the DGCL. (2) With respect to the shares of Class A Common Stock issued, the Certificate did not authorize the type, and number of shares, of stock sufficient to authorize the issuance of such shares, and, as a result, the Company issued shares of Class A Common Stock in excess of the number of such shares that it was authorized to issue under the Certificate and Section 161 of the DGCL. (3) The records of the Company do not confirm that the Board approved the foregoing issuances in accordance with Section 152 of the DGCL, including because it is unclear whether the Board determined that the cash purchase price paid for the issuance of shares to certain purchasers was greater than the aggregate par value of the shares so issued, and because it is unclear that the Board determined the consideration to be received in exchange for the issuance of shares to certain recipients, in accordance with Section 152 of the DGCL. The Board hereby (a) confirms that the cash purchase price received by the Company in exchange for each issuance of shares for which cash was paid exceeded the par value of the shares so issued and (b) determines that the value of the consideration received by the Company from each recipient of the shares listed in the Stock Chart below (including consideration received in the form of cash or service to the Company) exceeded the aggregate par value of the shares so issued to each such recipient. (4) The records of the Company do not confirm that the Board approved (or approved in final form) the restricted stock units pursuant to which certain of the aforementioned shares were issued, as required by Section 157 of the DGCL. (5) The records of the Company do not confirm that stock certificates were issued in respect of the issued shares as contemplated by Section 158 of the DGCL, or, to the extent such shares were issued in uncertificated form, that the Board approved of the issuance of such shares in uncertificated form or that the holders thereof were provided the notice required by Section 151(f) of the DGCL. Charter Amendments, if any No amendment to the Certificate is required to ratify these defective corporate acts. Stockholder Approval The Board hereby directs that the foregoing ratification be submitted for approval and adoption (and the Board hereby recommends such approval and adoption) by the holders of the Company’s valid stock, and the record date to determine the stockholders entitled to vote thereon shall be immediately following the Board’s adoption of the resolutions incorporating this chart by reference. Filing to effect ratification No filing with the State Office is required to ratify these defective corporate acts. 26 Stock Chart Related to Chart 103,4 Date of Issuance Number of Shares Date of Issuance Number of Shares Date of Issuance Number of Shares Date of Issuance Number of Shares 3/15/2018 16,716 6/1/2018 4,800 8/5/2018 9,164 10/4/2018 32,478 3/16/2018 34,848 6/2/2018 2,434 8/6/2018 15,395 10/5/2018 3,224 3/17/2018 12,312 6/3/2018 6,558 8/7/2018 7,620 10/6/2018 9,429 3/18/2018 6,762 6/4/2018 5,148 8/8/2018 11,306 10/7/2018 5,524 3/19/2018 10,858 6/5/2018 8,302 8/9/2018 7,789 10/8/2018 17,232 3/20/2018 7,619 6/6/2018 11,206 8/10/2018 9,017 10/9/2018 13,791 3/21/2018 5,251 6/7/2018 2,262 8/11/2018 14,544 10/10/2018 7,595 3/22/2018 51,542 6/8/2018 1,896 8/12/2018 7,700 10/11/2018 14,665 3/23/2018 1,724 6/9/2018 9,393 8/13/2018 10,243 10/12/2018 11,831 3/24/2018 2,586 6/11/2018 2,431 8/14/2018 12,130 10/13/2018 11,923 3/25/2018 2,562 6/12/2018 17,593 8/15/2018 5,903 10/14/2018 16,906 3/26/2018 700 6/13/2018 4,837 8/16/2018 35,000 10/15/2018 4,924 3/27/2018 34,574 6/14/2018 3,425 8/17/2018 6,641 10/16/2018 14,240 3/28/2018 4,224 6/15/2018 2,124 8/18/2018 8,291 10/17/2018 10,333 3/29/2018 3,517 6/16/2018 5,010 8/19/2018 700 10/18/2018 5,830 3/30/2018 1,713 6/17/2018 4,924 8/20/2018 8,834 10/19/2018 16,893 3/31/2018 3,848 6/18/2018 6,906 8/21/2018 6,189 10/20/2018 10,464 4/5/2018 700 6/19/2018 2,813 8/22/2018 5,458 10/21/2018 9,750 4/7/2018 3,496 6/20/2018 24,900 8/23/2018 11,462 10/22/2018 17,861 4/9/2018 5,424 6/21/2018 4,412 8/24/2018 3,286 10/23/2018 22,629 4/10/2018 862 6/22/2018 6,991 8/25/2018 10,358 10/24/2018 10,793 4/11/2018 700 6/23/2018 7,970 8/26/2018 6,037 10/25/2018 23,323 4/14/2018 1,700 6/24/2018 21,423 8/27/2018 1,424 10/26/2018 3,275 4/15/2018 1,000 6/25/2018 10,734 8/28/2018 10,913 10/27/2018 9,799 4/16/2018 1,734 6/26/2018 5,934 8/29/2018 4,148 10/28/2018 8,006 4/19/2018 724 6/27/2018 10,685 8/30/2018 19,325 10/29/2018 17,330 4/20/2018 1,000 6/28/2018 3,600 8/31/2018 4,721 10/30/2018 21,888 4/21/2018 3,500 6/29/2018 10,100 9/1/2018 23,948 10/31/2018 11,378 4/23/2018 700 7/1/2018 10,558 9/2/2018 5,688 11/1/2018 19,823 4/25/2018 706 7/2/2018 3,858 9/3/2018 5,984 11/2/2018 22,956 4/28/2018 7,251 7/3/2018 1,000 9/4/2018 4,124 11/3/2018 7,786 4/29/2018 1,034 7/4/2018 14,444 9/5/2018 6,227 11/4/2018 6,156 4/30/2018 4,848 7/5/2018 4,548 9/6/2018 2,434 11/5/2018 8,962 5/1/2018 7,500 7/6/2018 1,424 9/7/2018 4,124 11/6/2018 4,850 5/5/2018 1,700 7/8/2018 4,700 9/8/2018 2,034 11/7/2018 17,719 5/7/2018 10,005 7/9/2018 2,079 9/9/2018 8,672 11/8/2018 11,424 5/8/2018 7,334 7/11/2018 700 9/10/2018 9,620 11/9/2018 24,874 5/9/2018 10,331 7/12/2018 5,517 9/11/2018 8,196 11/10/2018 13,923 5/10/2018 13,139 7/13/2018 3,124 9/12/2018 15,270 11/11/2018 14,888 5/11/2018 21,411 7/14/2018 6,400 9/13/2018 2,771 11/12/2018 7,734 5/12/2018 13,205 7/16/2018 2,379 9/14/2018 4,089 11/13/2018 6,330 5/13/2018 21,276 7/17/2018 1,000 9/15/2018 3,134 11/14/2018 8,363 5/14/2018 17,897 7/18/2018 3,834 9/16/2018 3,286 11/15/2018 21,971 5/15/2018 21,065 7/19/2018 5,688 9/17/2018 4,502 11/16/2018 8,766 5/16/2018 10,441 7/20/2018 3,200 9/18/2018 16,198 11/17/2018 16,566 5/17/2018 6,592 7/21/2018 8,441 9/19/2018 17,536 11/18/2018 15,129 5/18/2018 2,820 7/22/2018 4,900 9/20/2018 10,233 11/19/2018 7,058 5/19/2018 8,004 7/23/2018 6,579 9/21/2018 28,435 11/20/2018 7,902 5/20/2018 8,669 7/24/2018 2,424 9/22/2018 10,977 11/21/2018 10,939 5/21/2018 1,734 7/25/2018 23,285 9/23/2018 7,720 11/22/2018 23,301 5/22/2018 7,906 7/26/2018 7,412 9/24/2018 12,543 11/23/2018 9,305 5/23/2018 5,872 7/27/2018 6,641 9/25/2018 10,467 11/24/2018 6,858 5/24/2018 3,100 7/28/2018 2,789 9/26/2018 7,534 11/25/2018 1,700 5/25/2018 7,288 7/29/2018 2,930 9/27/2018 13,543 11/26/2018 13,827 5/26/2018 26,617 7/30/2018 1,000 9/28/2018 10,846 11/27/2018 11,831 5/27/2018 5,696 7/31/2018 22,527 9/29/2018 15,768 11/28/2018 44,667 5/28/2018 7,044 8/1/2018 36,515 9/30/2018 12,841 11/29/2018 30,012 5/29/2018 6,558 8/2/2018 22,222 10/1/2018 7,300 11/30/2018 7,090 5/30/2018 10,716 8/3/2018 22,081 10/2/2018 20,805 12/1/2018 13,558 5/31/2018 9,135 8/4/2018 12,744 10/3/2018 6,434 12/2/2018 21,201 3 Shares issued before March 6, 2020 were Common Stock, and shares issued on or after March 6, 2020 are Class A Common Stock. 4 Of the aggregate 8,169,230.7475 shares listed in this Stock Chart, 1,505,755 of such shares were issued to certain former employees and consultants of the Company, including upon the settlement of restricted stock unit awards. 27 Date of Issuance Number of Shares Date of Issuance Number of Shares Date of Issuance Number of Shares Date of Issuance Number of Shares 12/3/2018 19,599 8/30/2019 15,000 4/3/2020 51 11/12/2020 185 12/4/2018 11,342 9/17/2019 5,173 4/4/2020 296 11/13/2020 3,460 12/5/2018 18,532 9/18/2019 15,518 4/5/2020 280 11/14/2020 2,955 12/6/2018 45,360 10/30/2019 68,965 4/6/2020 50 11/16/2020 900 12/7/2018 19,400 12/9/2019 202 4/9/2020 6,217 11/17/2020 5,178 12/8/2018 7,878 12/10/2019 167,017 4/20/2020 110 11/18/2020 3,810 12/9/2018 6,134 12/11/2019 1,831 4/23/2020 1,315 11/19/2020 1,916 12/10/2018 4,800 12/12/2019 150,055 4/30/2020 1,000 11/20/2020 2,954 12/11/2018 9,554 12/16/2019 422 5/2/2020 10,000 11/21/2020 231 12/12/2018 5,056 12/17/2019 85 5/31/2020 1,000 11/23/2020 3,718 12/13/2018 8,796 12/18/2019 51 6/18/2020 3,375 11/24/2020 1,579 12/14/2018 8,528 12/21/2019 93 6/25/2020 1,687 11/25/2020 2,345 12/15/2018 13,481 12/22/2019 85 6/29/2020 25,295 11/27/2020 4,933 12/16/2018 2,400 12/24/2019 50 6/30/2020 1,000 11/30/2020 4,310 12/17/2018 9,204 12/25/2019 51 7/1/2020 23,353 12/1/2020 3,333 12/18/2018 8,218 12/26/2019 1,280 7/6/2020 5,059 12/2/2020 5,694 12/19/2018 25,711 12/31/2019 212,000 7/15/2020 1,000 12/3/2020 4,092 12/20/2018 20,660 1/2/2020 51 7/17/2020 4,215 12/4/2020 2,380 12/21/2018 8,937 1/3/2020 244 7/27/2020 1,185 12/7/2020 10,865 12/22/2018 9,120 1/5/2020 270 7/28/2020 10,000 12/8/2020 1,936 12/23/2018 5,867 1/6/2020 30,135 8/1/2020 3,333 12/9/2020 810 12/24/2018 5,551 1/7/2020 55 9/1/2020 33,708 12/10/2020 3,427 12/25/2018 12,415 1/15/2020 171,473 9/16/2020 121 12/11/2020 1,930 12/26/2018 25,860 1/17/2020 31,966 9/17/2020 250 12/12/2020 1,746 12/27/2018 11,970 1/18/2020 2,572 9/18/2020 242 12/13/2020 2,492 12/28/2018 14,688 1/19/2020 1,719 9/21/2020 7,111 12/14/2020 1,236 12/29/2018 23,261 1/20/2020 8,066 9/23/2020 9,097 12/15/2020 2,972 12/30/2018 12,806 1/21/2020 1,282 9/24/2020 188 12/16/2020 1,746 12/31/2018 29,056 1/22/2020 135 9/28/2020 29,241 12/17/2020 1,581 1/1/2019 6,268 1/23/2020 487 9/30/2020 4,317 12/18/2020 3,583 1/2/2019 13,985 1/24/2020 17,879 10/1/2020 12,575 12/19/2020 1,605 1/3/2019 25,070 1/25/2020 369 10/2/2020 3,000 12/21/2020 3,420 1/4/2019 43,163 1/26/2020 844 10/4/2020 1,281 12/22/2020 4,212 1/5/2019 77,970 1/27/2020 1,068 10/5/2020 7,493 12/23/2020 1,958 1/6/2019 162,974 1/28/2020 1,817 10/6/2020 832 12/24/2020 1,428 1/7/2019 324,776 1/30/2020 539 10/7/2020 133,953 12/25/2020 1,400 1/9/2019 862 1/31/2020 1,110 10/8/2020 365 12/26/2020 1,413 1/10/2019 4,031 2/1/2020 139 10/9/2020 1,357 12/27/2020 150 1/16/2019 24,850 2/5/2020 47,218 10/12/2020 2,496 12/28/2020 1,937 1/17/2019 700 2/25/2020 619,910 10/13/2020 575 12/29/2020 2,765 1/18/2019 3,124 2/28/2020 1,000 10/14/2020 8,623 12/30/2020 3,777 1/19/2019 5,548 3/4/2020 55 10/16/2020 6,190 12/31/2020 3,175 1/21/2019 700 3/5/2020 160 10/19/2020 6,659 1/1/2021 7,983.72 1/28/2019 862 3/9/2020 1,065 10/20/2020 1,346 1/2/2021 200 1/29/2019 1,054 3/10/2020 7,324 10/21/2020 490 1/4/2021 4,320 1/30/2019 60,046 3/11/2020 839 10/22/2020 350 1/5/2021 500 1/31/2019 56,291 3/12/2020 388 10/23/2020 5,520 1/6/2021 4,708 2/2/2019 700 3/13/2020 51 10/26/2020 2,105 1/7/2021 3,698 3/1/2019 3,500 3/14/2020 119 10/28/2020 4,975 1/8/2021 2,890 3/8/2019 3,286 3/15/2020 220 10/29/2020 600 1/9/2021 1,259 3/9/2019 8,834 3/16/2020 607 10/30/2020 306 1/10/2021 37 3/28/2019 700 3/17/2020 188 11/1/2020 3,333 1/11/2021 3,190 4/5/2019 700 3/18/2020 397 11/2/2020 1,440 1/12/2021 1,464 4/8/2019 1,762 3/20/2020 1,020 11/3/2020 405 1/13/2021 1,569 5/6/2019 700 3/22/2020 890 11/4/2020 6,513 1/14/2021 7,759 5/13/2019 8,296 3/23/2020 50 11/5/2020 347 1/15/2021 5,644 5/14/2019 700 3/24/2020 110 11/6/2020 4,249 1/16/2021 2,998 5/20/2019 3,465 3/31/2020 21,000 11/9/2020 4,755 1/18/2021 30 5/21/2019 24,500 4/1/2020 220 11/10/2020 4,459 1/19/2021 3,368 5/31/2019 130,000 4/2/2020 473 11/11/2020 3,723 1/20/2021 1,855 28 Date of Issuance Number of Shares Date of Issuance Number of Shares Date of Issuance Number of Shares Date of Issuance Number of Shares 1/21/2021 6,177 4/10/2021 1,112 6/29/2021 5,133 9/17/2021 3,400.1360 1/25/2021 2,380 4/12/2021 1,916 6/30/2021 11,091 9/20/2021 17.96 1/26/2021 7,281 4/13/2021 7,426 7/1/2021 23,530 9/21/2021 2,150.65 1/27/2021 2,578 4/14/2021 1,603 7/2/2021 19,328 9/22/2021 7.05 1/28/2021 5,708 4/16/2021 5,552 7/4/2021 19,101 9/23/2021 166.8855 1/29/2021 7,873 4/20/2021 6,361 7/5/2021 13,810 9/24/2021 425.41 1/30/2021 490 4/22/2021 4,536 7/6/2021 16,464 9/27/2021 14.84 1/31/2021 634 4/23/2021 1,873 7/7/2021 20,280 9/28/2021 3,061 2/1/2021 6,017.57 4/26/2021 4,507 7/8/2021 25,916 9/29/2021 25,392.0675 2/2/2021 2,030 4/27/2021 30 7/9/2021 33,925 9/30/2021 609.49 2/3/2021 2,193 4/28/2021 2,859 7/10/2021 10,113 10/1/2021 21,020.84 2/4/2021 10,269 4/30/2021 3,650 7/12/2021 33,869 10/2/2021 2.72 2/9/2021 7,075 5/1/2021 3,333 7/13/2021 17,824 10/3/2021 4.96 2/10/2021 6,073 5/3/2021 3,055 7/14/2021 23,077 10/4/2021 15,649.8140 2/11/2021 3,891 5/4/2021 127 7/15/2021 47,681 10/5/2021 6,191.61 2/12/2021 4,624 5/5/2021 351 7/16/2021 42,527 10/6/2021 10,578.66 2/15/2021 2,051 5/6/2021 11,277 7/18/2021 78,075 10/7/2021 4,694.2545 2/16/2021 5,098 5/7/2021 4,692 7/19/2021 23,246 10/8/2021 4,908.1 2/17/2021 3,376 5/10/2021 5,424 7/20/2021 43,778 10/9/2021 15.19 2/18/2021 7,059 5/11/2021 1,879 7/21/2021 9,643 10/11/2021 5,128.49 2/19/2021 5,648 5/12/2021 1,752 7/22/2021 7,794 10/12/2021 2,361.95 2/22/2021 6,246 5/14/2021 7,247 7/23/2021 13,527 10/13/2021 8.22 2/23/2021 1,441 5/17/2021 3,859 7/26/2021 42,908 10/14/2021 11,332.74 2/24/2021 4,614 5/18/2021 1,972 7/27/2021 2,723 10/15/2021 19,344.88 2/25/2021 5,714 5/19/2021 1,868 7/28/2021 120 10/18/2021 1,168.82 2/26/2021 1,005 5/20/2021 2,659 7/29/2021 13,101 10/19/2021 8,455.29 2/28/2021 2,827 5/21/2021 13,768 7/30/2021 2,377 10/20/2021 2,494.03 3/1/2021 8,488 5/22/2021 8,790 8/2/2021 2,843 10/21/2021 4,837.71 3/2/2021 1,860 5/24/2021 4,231 8/3/2021 385 10/22/2021 160 3/3/2021 1,533 5/25/2021 11,092 8/4/2021 30 10/26/2021 43.55 3/4/2021 10,875 5/26/2021 7,881 8/5/2021 3,689 12/9/2021 150 3/5/2021 7,623 5/27/2021 8,051 8/9/2021 4,167 12/13/2021 3,925 3/6/2021 1,239 5/28/2021 2,615 8/10/2021 792 12/15/2021 600 3/8/2021 3,839 5/29/2021 4,385 8/11/2021 225 12/21/2021 150 3/9/2021 2,103 5/30/2021 1,000 8/13/2021 486 12/22/2021 802 3/10/2021 1,322 6/1/2021 14,713 8/16/2021 1,000 1/18/2022 400 3/11/2021 3,233 6/2/2021 1,668 8/17/2021 2,233 1/19/2022 6,165 3/12/2021 4,663 6/3/2021 10,810 8/18/2021 130 1/24/2022 320 3/13/2021 200 6/4/2021 12,566 8/19/2021 730 1/29/2022 906 3/14/2021 1,606 6/5/2021 4,082 8/20/2021 265 1/31/2022 18,980 3/15/2021 2,499 6/7/2021 38,230 8/21/2021 79 2/3/2022 3,937 3/16/2021 1,438 6/8/2021 2,322 8/27/2021 60,680 2/5/2022 19,728 3/17/2021 2,400 6/9/2021 11,248 8/30/2021 24,057.25 2/6/2022 12,559 3/18/2021 2,635 6/10/2021 10,444 8/31/2021 149,981.2425 2/8/2022 32 3/19/2021 1,249 6/11/2021 8,249 9/1/2021 55,177.6155 2/15/2022 29,259 3/22/2021 4,021 6/12/2021 2,694 9/2/2021 25,608.3005 2/16/2022 43,989 3/23/2021 1,633 6/14/2021 14,379 9/3/2021 28,314.1650 2/22/2022 1,000 3/24/2021 6,678 6/15/2021 7,662 9/4/2021 1,814.5530 2/23/2022 1,200 3/25/2021 3,486 6/16/2021 4,343 9/5/2021 1,634.7120 3/1/2022 3,201 3/26/2021 4,091 6/17/2021 9,762 9/6/2021 14,572.9395 3/2/2022 5,515 3/29/2021 725 6/18/2021 5,538 9/7/2021 5,845.1430 3/3/2022 74,490 3/30/2021 28,943 6/19/2021 3,530 9/8/2021 6,058.2040 3/21/2022 1,071 3/31/2021 2,845 6/21/2021 15,249 9/9/2021 4,641 3/22/2022 849 4/1/2021 5,581 6/22/2021 5,115 9/10/2021 2,206 3/28/2022 32,223 4/2/2021 21,141 6/23/2021 5,811 9/11/2021 471.56 3/30/2022 33,797 4/5/2021 4,134 6/24/2021 26,154 9/12/2021 25 3/31/2022 646 4/6/2021 545 6/25/2021 13,451 9/13/2021 6,123.83 4/1/2022 630 4/7/2021 1,120 6/26/2021 4,590 9/14/2021 600.92 4/4/2022 30,988 4/8/2021 6,789 6/27/2021 1,323 9/15/2021 2,507.215 4/5/2022 415 4/9/2021 4,432 6/28/2021 20,788 9/16/2021 394.49 Grand Total 8,169,230.7475 29 *Ledger for Terms in Each Chart Above: “Certificate” means the certificate of incorporation of the Company. “State Office” means the Office of the Secretary of State of the State of Delaware. “DGCL” means the Delaware General Corporation Law. Board Resolution Exhibit I: Waiver Agreement Regarding Exercise of Options and Transfers of Class D Stock WAIVER AGREEMENT REGARDING EXERCISE OF OPTIONS AND AGREEMENTS RELATING TO TRANSFER OF CLASS D STOCK This Waiver Agreement (this “Agreement”) is made and entered into as of April [•], 2022, by and between Atlis Motor Vehicles Inc., a Delaware corporation (the “Company”), and the “Holder” identified on the signature page hereof.1 Whereas, the Holder has been granted options to purchase shares of the Company’s Class A Common Stock (“Options”), which Options are subject to the terms and conditions of the Company’s Stock Option Plan and the terms and conditions (including with respect to vesting) set forth in the Notice of Stock Option Grant entered into between the Company and the Holder. Whereas, the shares of Class A Common Stock underlying such Options are currently “otherwise committed to be issued,” as that phrase is used in Section 161 of the Delaware General Corporation Law (the “DGCL”), and, to provide the Company flexibility to issue additional shares of Class A Common Stock pursuant to, among other things, exempt crowdfunding offerings, the Holder has agreed, for a limited period of time, to forgo exercising such Options and waive any right to exercise such Options, as described herein. Whereas, as a result of certain ratifications and related actions, on or about the date hereof, the Company is (or will be) authorized to issue a total of 54,132,291.7475 shares of Class A Common Stock pursuant to its certificate of incorporation (the “Current Authorized Share Number”). Whereas, the Holder is a holder of Class D Stock (the “Class D Stock”), which entitles its holder to 10 votes per share on matters generally submitted for the approval of the stockholders of the Company. Whereas, the Holder and the Company wish to enter into the agreements set forth herein, with respect to the Holder’s ownership of Class D Stock. In consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows: 1. The Holder covenants and agrees that, until such time as the Company validly effects an amendment to its certificate of incorporation (the “Amendment”) increasing the number of shares of Class A Common Stock of the Company authorized for issuance to a number that exceeds the Current Authorized Share Number, the Holder shall not exercise (and hereby waives any right to exercise) a number of Options equal to the “Waiver Amount” set forth on the signature page hereof. 2. The Holder hereby covenants and agrees that, subject to Section 3, the Holder shall not Transfer any shares of Class D Stock held or owned by the Holder (whether now owned or held, or hereafter acquired, by the Holder) to any other person or entity without the prior written consent of the Company, and any Transfer purportedly effected in violation of this Agreement shall be void and of no force or effect. For purposes of this Agreement, “Transfer” means any sale, assignment, encumbrance, hypothecation, pledge, conveyance in trust, gift, transfer by bequest, devise or descent, or other transfer or disposition of any kind, including, but not limited to, transfers to receivers, levying creditors, trustees or receivers in bankruptcy proceedings or general assignees for the benefit of creditors, whether voluntary or by operation of law, directly or indirectly, of Class D Stock. Any shares of Class D Stock purportedly Transferred in violation of this Agreement shall, immediately prior to such purported 1 NTD: two of these agreements will be entered into, by Mark Hanchett and Annie Pratt, respectively. [Signature Page to Waiver Agreement] Transfer, be automatically Transferred to the Company without any consideration received by the Holder. 3. The Holder hereby covenants and agrees that, on the one-year anniversary of the date that the Holder ceases to provide services to the Company as an employee of the Company for any reason: (i) the Holder shall Transfer to the Company, without any consideration to be received by the Holder, all of the shares of Class D Stock held by the Holder as of the date of such anniversary (whether now owned or held, or hereafter acquired, by the Holder), so that the Company possesses all rights, title and interest to such shares, free and clear of any liens and encumbrances and (ii) the Holder irrevocably waives Holder’s right or entitlement to receive, from and after such anniversary, any other shares of Class D Stock pursuant to any rights, options or other grants made to such Holder. 4. The Holder hereby acknowledges and agrees that by entering into this Agreement, (i) the Company is relying to its detriment on the covenants and waivers of the Holder set forth in Sections 1 through 3 hereof in order to, among other things, issue additional shares of Class A Common Stock to finance the Company’s operations, and such issuances shall benefit the Company and the Holder; and (ii) the Company is relying to its detriment on the covenants of the Holder set forth in Sections 2 and 3 hereof in order to ratify the issuances of Class D Stock to the Holder and in order to determine whether it is advisable to issue shares of Class D Stock to the Holder in the future. 5. Any amendment, supplement or modification of or to any provision of this Agreement, any waiver of any provision of this Agreement, and any consent to any departure by any party hereto from the terms of any provision of this Agreement, shall be effective only if it is made or given in writing and signed by the parties hereto and only in the specific instance and for the specific purpose for which made or given. 6. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the principles of conflicts of law of such state. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY IN CONNECTION WITH ANY MATTER RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. Any legal suit, action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby shall be instituted in the Delaware Court of Chancery (or, if such court lacks jurisdiction over a particular matter, any state or federal court within the state of Delaware), and each party irrevocably submits to the exclusive jurisdiction of such courts in any such suit, action or proceeding. 7. This Agreement and the rights and obligations of the parties hereunder shall inure to the benefit of, and be binding upon, their respective successors, assigns and legal representatives. 8. This Agreement may be executed in one or more counterparts, and may be executed and delivered in any manner contemplated by Section 116 of the DGCL. [Signature Pages Follow] [Signature Page to Waiver Agreement] In witness whereof, the parties hereto have caused this Agreement to be executed and delivered as of the date first above written. ATLIS MOTOR VEHICLES INC. By:____________________________ Name: Title: HOLDER: _______________________________ WAIVER AMOUNT: Options entitling the Holder to acquire [•] shares of Class A Common Stock2 15720504 2 NTD: Mark Hanchett’s Waiver Amount will be 10 million shares. Annie Pratt’s Waiver Amount will be 5 million shares. Board Resolution Exhibit J: Sales Incentive Plan Page 1 Sales Incentive Plan Product: Region: Worldwide Employee Name: Employee Title: Effective Dates: ____9/27/21________ through ______9/27/22____ The purpose of this Sales Incentive Plan (or hereinafter “Plan”) is to encourage and reward your selling success by providing the stated monetary incentive commensurate with performance against the quotas and objectives established herein and in accord with the terms and conditions set forth below. Under this Plan, you will provide sales services to the Company in return for base compensation plus sales commissions based upon the volume of sales that you effectuate on behalf of the company. Nothing herein is to be construed as guaranteeing employment for any specific term. As you know from your Offer Letter and the Atlis Employee Handbook, you are an at-will employee. The terms of this Plan do not remove your at-will designation or otherwise designate you as a contract employee. 1. Title: 2. Reports to: President 3. Salary: Your annual base salary is $100,000 4. Benefit Plans: All company benefit plans will be based on your base salary only, without regard to additional monies received under the incentive plan or any other compensation unless otherwise provided in a particular plan. 5. Sales Plan (Quotas): The annual sales plan will be set at the beginning of the fiscal year, beginning in 2022 and based on the annual operation plan. This sales plan will be broken down by product group by the President, where applicable. For 2021, your goals are $1.25 million in cumulative sales per quarter, for a total of $5 million in cumulative sales for fiscal year 2021. 6. Covered Products: The products covered by this Plan and eligible for commission shall include: Atlis XT Truck, Atlis XP Platform, Atlis battery cells, Atlis battery packs, Atlis charging infrastructure, and Atlis Energy Storage. The following products are not included: N/A – As may be amended in the future. Page 2 7. Incentive Schedules: Each sale must be evidenced by a valid, enforceable purchase order (“PO”) or sales contract. For each PO, you will be eligible for the following incentives: - 1% of the total PO value in equity via at-the-money stock options at a strike price commensurate with the current fair market value – vesting on the 1st of the month following the execution of the PO. - 1% of the total PO value in cash commission payable on the second paycheck of the month following product delivery/installation. 8. Commission payments: Commissions will be calculated in accordance with the incentive schedules above, as amended from year to year. Cash commissions on PO’s are always paid in the second payroll check of the month following delivery. For example, commissions for all PO’s in which products were delivered/installed in October would be paid on the second check of November. All cash commissions are subject to tax withholding. 9. Expenses: Employees are paid for all approved travel and lodging expenses related to sales activities within 30 days of submitting for reimbursement pursuant to the Atlis expense reimbursement protocols. 10. Mileage: Mileage incurred for travel related to Atlis sales business shall be reimbursed at the federal mileage reimbursement rate set by the IRS every year. 11. Client Entertainment Expenses: Meals related to client entertainment may be reimbursed up to $400.00 per month. Special events and those exceeding the monthly allotment must be pre-approved by the President. 12. Separation: Upon separation from the Company, on a voluntary or involuntary basis, cash commissions will be paid only on PO’s executed prior to the separation date. Page 3 13. Other Conditions: - The participant agrees that the Company shall have the right by 30 days prior to written notice, including retroactively, to terminate the plan or to amend, modify, change or terminate any term, compensation rate, assignment of territory or other matters set forth in this agreement. - The Employee agrees not to engage in any other employment during the term of this agreement. - Employee shall act with the utmost transparency and shall utilize the most ethical sales practices while engaging in sales activity on behalf of the Company. - Employee shall abide by the terms of the non-disclosure agreement executed with the Company at the commencement of his/her employment. 14. Dispute: In the event of any dispute as to the interpretation or application of this Plan, the decision of the President shall be final and binding on all parties. 15. Governing Law: This Plan shall be construed, enforced and governed by the laws of the state of Arizona. I, , hereby acknowledge that I have read, understand, and accept all of the provisions as stated in the attached Sales Incentive Plan. I understand that this Plan effects the method of calculation and payment of my sales commissions. I fully understand the ramifications of this agreement and agree to the Plan of my own volition. Employee: Signature: _________________________ Date: President:____________________________ Signature: ___________________________ Date: ______________________________ EXHIBIT B TO NOTICE [Section 204 of the Delaware General Corporation Law] SECTION 204 OF THE DELAWARE GENERAL CORPORATION LAW § 204. Ratification of defective corporate acts and stock (a) Subject to subsection (f) of this section, no defective corporate act or putative stock shall be void or voidable solely as a result of a failure of authorization if ratified as provided in this section or validated by the Court of Chancery in a proceeding brought under § 205 of this title. (b)(1) In order to ratify 1 or more defective corporate acts pursuant to this section (other than the ratification of an election of the initial board of directors pursuant to paragraph (b)(2) of this section), the board of directors of the corporation shall adopt resolutions stating: (A) The defective corporate act or acts to be ratified; (B) The date of each defective corporate act or acts; (C) If such defective corporate act or acts involved the issuance of shares of putative stock, the number and type of shares of putative stock issued and the date or dates upon which such putative shares were purported to have been issued; (D) The nature of the failure of authorization in respect of each defective corporate act to be ratified; and (E) That the board of directors approves the ratification of the defective corporate act or acts. Such resolutions may also provide that, at any time before the validation effective time in respect of any defective corporate act set forth therein, notwithstanding the approval of the ratification of such defective corporate act by stockholders, the board of directors may abandon the ratification of such defective corporate act without further action of the stockholders. The quorum and voting requirements applicable to the ratification by the board of directors of any defective corporate act shall be the quorum and voting requirements applicable to the type of defective corporate act proposed to be ratified at the time the board adopts the resolutions ratifying the defective corporate act; provided that if the certificate of incorporation or bylaws of the corporation, any plan or agreement to which the corporation was a party or any provision of this title, in each case as in effect as of the time of the defective corporate act, would have required a larger number or portion of directors or of specified directors for a quorum to be present or to approve the defective corporate act, such larger number or portion of such directors or such specified directors shall be required for a quorum to be present or to adopt the resolutions to ratify the defective corporate act, as applicable, except that the presence or approval of any director elected, appointed or nominated by holders of any class or series of which no shares are then outstanding, or by any person that is no longer a stockholder, shall not be required. (2) In order to ratify a defective corporate act in respect of the election of the initial board of directors of the corporation pursuant to § 108 of this title, a majority of the persons who, at the time the resolutions required by this paragraph (b)(2) of this section are adopted, are exercising the powers of directors under claim and color of an election or appointment as such may adopt resolutions stating: (A) The name of the person or persons who first took action in the name of the corporation as the initial board of directors of the corporation; (B) The earlier of the date on which such persons first took such action or were purported to have been elected as the initial board of directors; and (C) That the ratification of the election of such person or persons as the initial board of directors is approved. (c) Each defective corporate act ratified pursuant to paragraph (b)(1) of this section shall be submitted to stockholders for approval as provided in subsection (d) of this section, unless: (1)(A) No other provision of this title, and no provision of the certificate of incorporation or bylaws of the corporation, or of any plan or agreement to which the corporation is a party, would have required stockholder approval of such defective corporate act to be ratified, either at the time of such defective corporate act or at the 2 time the board of directors adopts the resolutions ratifying such defective corporate act pursuant to paragraph (b)(1) of this section; and (B) Such defective corporate act did not result from a failure to comply with § 203 of this title; or (2) As of the record date for determining the stockholders entitled to vote on the ratification of such defective corporate act, there are no shares of valid stock outstanding and entitled to vote thereon, regardless of whether there then exist any shares of putative stock. (d) If the ratification of a defective corporate act is required to be submitted to stockholders for approval pursuant to subsection (c) of this section, due notice of the time, place, if any, and purpose of the meeting shall be given at least 20 days before the date of the meeting to each holder of valid stock and putative stock, whether voting or nonvoting, at the address of such holder as it appears or most recently appeared, as appropriate, on the records of the corporation. The notice shall also be given to the holders of record of valid stock and putative stock, whether voting or nonvoting, as of the time of the defective corporate act (or, in the case of any defective corporate act that involved the establishment of a record date for notice of or voting at any meeting of stockholders, for action by written consent of stockholders in lieu of a meeting, or for any other purpose, the record date for notice of or voting at such meeting, the record date for action by written consent, or the record date for such other action, as the case may be), other than holders whose identities or addresses cannot be determined from the records of the corporation. The notice shall contain a copy of the resolutions adopted by the board of directors pursuant to paragraph (b)(1) of this section or the information required by paragraphs (b)(1)(A) through (E) of this section and a statement that any claim that the defective corporate act or putative stock ratified hereunder is void or voidable due to the failure of authorization, or that the Court of Chancery should declare in its discretion that a ratification in accordance with this section not be effective or be effective only on certain conditions must be brought within 120 days from the applicable validation effective time. At such meeting, the quorum and voting requirements applicable to ratification of such defective corporate act shall be the quorum and voting requirements applicable to the type of defective corporate act proposed to be ratified at the time of the approval of the ratification, except that: (1) If the certificate of incorporation or bylaws of the corporation, any plan or agreement to which the corporation was a party or any provision of this title in effect as of the time of the defective corporate act would have required a larger number or portion of stock or of any class or series thereof or of specified stockholders for a quorum to be present or to approve the defective corporate act, the presence or approval of such larger number or portion of stock or of such class or series thereof or of such specified stockholders shall be required for a quorum to be present or to approve the ratification of the defective corporate act, as applicable, except that the presence or approval of shares of any class or series of which no shares are then outstanding, or of any person that is no longer a stockholder, shall not be required; (2) The approval by stockholders of the ratification of the election of a director shall require the affirmative vote of the majority of shares present at the meeting and entitled to vote on the election of such director, except that if the certificate of incorporation or bylaws of the corporation then in effect or in effect at the time of the defective election require or required a larger number or portion of stock or of any class or series thereof or of specified stockholders to elect such director, the affirmative vote of such larger number or portion of stock or of any class or series thereof or of such specified stockholders shall be required to ratify the election of such director, except that the presence or approval of shares of any class or series of which no shares are then outstanding, or of any person that is no longer a stockholder, shall not be required; and (3) In the event of a failure of authorization resulting from failure to comply with the provisions of § 203 of this title, the ratification of the defective corporate act shall require the vote set forth in § 203(a)(3) of this title, regardless of whether such vote would have otherwise been required. Shares of putative stock on the record date for determining stockholders entitled to vote on any matter submitted to stockholders pursuant to subsection (c) of this section (and without giving effect to any ratification that becomes effective after such record date) shall neither be entitled to vote nor counted for quorum purposes in any vote to ratify any defective corporate act. (e) If a defective corporate act ratified pursuant to this section would have required under any other section of this title the filing of a certificate in accordance with § 103 of this title, then, whether or not a certificate was previously filed 3 in respect of such defective corporate act and in lieu of filing the certificate otherwise required by this title, the corporation shall file a certificate of validation with respect to such defective corporate act in accordance with § 103 of this title. A separate certificate of validation shall be required for each defective corporate act requiring the filing of a certificate of validation under this section, except that (i) 2 or more defective corporate acts may be included in a single certificate of validation if the corporation filed, or to comply with this title would have filed, a single certificate under another provision of this title to effect such acts, and (ii) 2 or more overissues of shares of any class, classes or series of stock may be included in a single certificate of validation, provided that the increase in the number of authorized shares of each such class or series set forth in the certificate of validation shall be effective as of the date of the first such overissue. The certificate of validation shall set forth: (1) Each defective corporate act that is the subject of the certificate of validation (including, in the case of any defective corporate act involving the issuance of shares of putative stock, the number and type of shares of putative stock issued and the date or dates upon which such putative shares were purported to have been issued), the date of such defective corporate act, and the nature of the failure of authorization in respect of such defective corporate act; (2) A statement that such defective corporate act was ratified in accordance with this section, including the date on which the board of directors ratified such defective corporate act and the date, if any, on which the stockholders approved the ratification of such defective corporate act; and (3) Information required by 1 of the following paragraphs: a. If a certificate was previously filed under § 103 of this title in respect of such defective corporate act and no changes to such certificate are required to give effect to such defective corporate act in accordance with this section, the certificate of validation shall set forth (x) the name, title and filing date of the certificate previously filed and of any certificate of correction thereto and (y) a statement that a copy of the certificate previously filed, together with any certificate of correction thereto, is attached as an exhibit to the certificate of validation; b. If a certificate was previously filed under § 103 of this title in respect of the defective corporate act and such certificate requires any change to give effect to the defective corporate act in accordance with this section (including a change to the date and time of the effectiveness of such certificate), the certificate of validation shall set forth (x) the name, title and filing date of the certificate so previously filed and of any certificate of correction thereto, (y) a statement that a certificate containing all of the information required to be included under the applicable section or sections of this title to give effect to the defective corporate act is attached as an exhibit to the certificate of validation, and (z) the date and time that such certificate shall be deemed to have become effective pursuant to this section; or c. If a certificate was not previously filed under § 103 of this title in respect of the defective corporate act and the defective corporate act ratified pursuant to this section would have required under any other section of this title the filing of a certificate in accordance with § 103 of this title, the certificate of validation shall set forth (x) a statement that a certificate containing all of the information required to be included under the applicable section or sections of this title to give effect to the defective corporate act is attached as an exhibit to the certificate of validation, and (y) the date and time that such certificate shall be deemed to have become effective pursuant to this section. A certificate attached to a certificate of validation pursuant to paragraph (e)(3)b. or c. of this section need not be separately executed and acknowledged and need not include any statement required by any other section of this title that such instrument has been approved and adopted in accordance with the provisions of such other section. (f) From and after the validation effective time, unless otherwise determined in an action brought pursuant to § 205 of this title: (1) Subject to the last sentence of subsection (d) of this section, each defective corporate act ratified in accordance with this section shall no longer be deemed void or voidable as a result of the failure of authorization described in the resolutions adopted pursuant to subsection (b) of this section and such effect shall be retroactive to the time of the defective corporate act; and (2) Subject to the last sentence of subsection (d) of this section, each share or fraction of a share of putative stock 4 issued or purportedly issued pursuant to any such defective corporate act shall no longer be deemed void or voidable and shall be deemed to be an identical share or fraction of a share of outstanding stock as of the time it was purportedly issued. (g) In respect of each defective corporate act ratified by the board of directors pursuant to subsection (b) of this section, prompt notice of the ratification shall be given to all holders of valid stock and putative stock, whether voting or nonvoting, as of the date the board of directors adopts the resolutions approving such defective corporate act, or as of a date within 60 days after such date of adoption, as established by the board of directors, at the address of such holder as it appears or most recently appeared, as appropriate, on the records of the corporation. The notice shall also be given to the holders of record of valid stock and putative stock, whether voting or nonvoting, as of the time of the defective corporate act, other than holders whose identities or addresses cannot be determined from the records of the corporation. The notice shall contain a copy of the resolutions adopted pursuant to subsection (b) of this section or the information specified in paragraphs (b)(1)(A) through (E) or paragraphs (b)(2)(A) through (C) of this section, as applicable, and a statement that any claim that the defective corporate act or putative stock ratified hereunder is void or voidable due to the failure of authorization, or that the Court of Chancery should declare in its discretion that a ratification in accordance with this section not be effective or be effective only on certain conditions must be brought within 120 days from the later of the validation effective time or the time at which the notice required by this subsection is given. Notwithstanding the foregoing, (i) no such notice shall be required if notice of the ratification of the defective corporate act is to be given in accordance with subsection (d) of this section, and (ii) in the case of a corporation that has a class of stock listed on a national securities exchange, the notice required by this subsection and the second sentence of subsection (d) of this section may be deemed given if disclosed in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to § 13, § 14 or § 15(d) [15 U.S.C. § 78m, § 77n or § 78o(d)] of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, or the corresponding provisions of any subsequent United States federal securities laws, rules or regulations. If any defective corporate act has been approved by stockholders acting pursuant to § 228 of this title, the notice required by this subsection may be included in any notice required to be given pursuant to § 228(e) of this title and, if so given, shall be sent to the stockholders entitled thereto under § 228(e) and to all holders of valid and putative stock to whom notice would be required under this subsection if the defective corporate act had been approved at a meeting other than any stockholder who approved the action by consent in lieu of a meeting pursuant to § 228 of this title or any holder of putative stock who otherwise consented thereto in writing. Solely for purposes of subsection (d) of this section and this subsection, notice to holders of putative stock, and notice to holders of valid stock and putative stock as of the time of the defective corporate act, shall be treated as notice to holders of valid stock for purposes of §§ 222 and 228, 229, 230, 232 and 233 of this title. (h) As used in this section and in § 205 of this title only, the term: (1) “Defective corporate act” means an overissue, an election or appointment of directors that is void or voidable due to a failure of authorization, or any act or transaction purportedly taken by or on behalf of the corporation that is, and at the time such act or transaction was purportedly taken would have been, within the power of a corporation under subchapter II of this chapter (without regard to the failure of authorization identified in § 204(b)(1)(D) of this title), but is void or voidable due to a failure of authorization; (2) “Failure of authorization” means: (i) the failure to authorize or effect an act or transaction in compliance with (A) the provisions of this title, (B) the certificate of incorporation or bylaws of the corporation, or (C) any plan or agreement to which the corporation is a party or the disclosure set forth in any proxy or consent solicitation statement, if and to the extent such failure would render such act or transaction void or voidable; or (ii) the failure of the board of directors or any officer of the corporation to authorize or approve any act or transaction taken by or on behalf of the corporation that would have required for its due authorization the approval of the board of directors or such officer; (3) “Overissue” means the purported issuance of: a. Shares of capital stock of a class or series in excess of the number of shares of such class or series the corporation has the power to issue under § 161 of this title at the time of such issuance; or b. Shares of any class or series of capital stock that is not then authorized for issuance by the certificate of incorporation of the corporation; 5 (4) “Putative stock” means the shares of any class or series of capital stock of the corporation (including shares issued upon exercise of options, rights, warrants or other securities convertible into shares of capital stock of the corporation, or interests with respect thereto that were created or issued pursuant to a defective corporate act) that: a. But for any failure of authorization, would constitute valid stock; or b. Cannot be determined by the board of directors to be valid stock; (5) “Time of the defective corporate act” means the date and time the defective corporate act was purported to have been taken; (6) “Validation effective time” with respect to any defective corporate act ratified pursuant to this section means the latest of: a. The time at which the defective corporate act submitted to the stockholders for approval pursuant to subsection (c) of this section is approved by such stockholders or if no such vote of stockholders is required to approve the ratification of the defective corporate act, the time at which the board of directors adopts the resolutions required by paragraph (b)(1) or (b)(2) of this section; b. Where no certificate of validation is required to be filed pursuant to subsection (e) of this section, the time, if any, specified by the board of directors in the resolutions adopted pursuant to paragraph (b)(1) or (b)(2) of this section, which time shall not precede the time at which such resolutions are adopted; and c. The time at which any certificate of validation filed pursuant to subsection (e) of this section shall become effective in accordance with § 103 of this title. (7) “Valid stock” means the shares of any class or series of capital stock of the corporation that have been duly authorized and validly issued in accordance with this title. In the absence of actual fraud in the transaction, the judgment of the board of directors that shares of stock are valid stock or putative stock shall be conclusive, unless otherwise determined by the Court of Chancery in a proceeding brought pursuant to § 205 of this title. (i) Ratification under this section or validation under § 205 of this title shall not be deemed to be the exclusive means of ratifying or validating any act or transaction taken by or on behalf of the corporation, including any defective corporate act, or any issuance of stock, including any putative stock, or of adopting or endorsing any act or transaction taken by or in the name of the corporation prior to the commencement of its existence, and the absence or failure of ratification in accordance with either this section or validation under § 205 of this title shall not, of itself, affect the validity or effectiveness of any act or transaction or the issuance of any stock properly ratified under common law or otherwise, nor shall it create a presumption that any such act or transaction is or was a defective corporate act or that such stock is void or voidable. EXHIBIT C TO NOTICE [Section 205 of the Delaware General Corporation Law] SECTION 204 OF THE DELAWARE GENERAL CORPORATION LAW § 205. Proceedings regarding validity of defective corporate acts and stock (a) Subject to subsection (f) of this section, upon application by the corporation, any successor entity to the corporation, any member of the board of directors, any record or beneficial holder of valid stock or putative stock, any record or beneficial holder of valid or putative stock as of the time of a defective corporate act ratified pursuant to § 204 of this title, or any other person claiming to be substantially and adversely affected by a ratification pursuant to § 204 of this title, the Court of Chancery may: (1) Determine the validity and effectiveness of any defective corporate act ratified pursuant to § 204 of this title; (2) Determine the validity and effectiveness of the ratification of any defective corporate act pursuant to § 204 of this title; (3) Determine the validity and effectiveness of any defective corporate act not ratified or not ratified effectively pursuant to § 204 of this title; (4) Determine the validity of any corporate act or transaction and any stock, rights or options to acquire stock; and (5) Modify or waive any of the procedures set forth in § 204 of this title to ratify a defective corporate act. (b) In connection with an action under this section, the Court of Chancery may: (1) Declare that a ratification in accordance with and pursuant to § 204 of this title is not effective or shall only be effective at a time or upon conditions established by the Court; (2) Validate and declare effective any defective corporate act or putative stock and impose conditions upon such validation by the Court; (3) Require measures to remedy or avoid harm to any person substantially and adversely affected by a ratification pursuant to § 204 of this title or from any order of the Court pursuant to this section, excluding any harm that would have resulted if the defective corporate act had been valid when approved or effectuated; (4) Order the Secretary of State to accept an instrument for filing with an effective time specified by the Court, which effective time may be prior or subsequent to the time of such order, provided that the filing date of such instrument shall be determined in accordance with § 103(c)(3) of this title; (5) Approve a stock ledger for the corporation that includes any stock ratified or validated in accordance with this section or with § 204 of this title; (6) Declare that shares of putative stock are shares of valid stock or require a corporation to issue and deliver shares of valid stock in place of any shares of putative stock; (7) Order that a meeting of holders of valid stock or putative stock be held and exercise the powers provided to the Court under § 227 of this title with respect to such a meeting; (8) Declare that a defective corporate act validated by the Court shall be effective as of the time of the defective corporate act or at such other time as the Court shall determine; (9) Declare that putative stock validated by the Court shall be deemed to be an identical share or fraction of a share of valid stock as of the time originally issued or purportedly issued or at such other time as the Court shall determine; and (10) Make such other orders regarding such matters as it deems proper under the circumstances. (c) Service of the application under subsection (a) of this section upon the registered agent of the corporation shall be deemed to be service upon the corporation, and no other party need be joined in order for the Court of Chancery to 2 adjudicate the matter. In an action filed by the corporation, the Court may require notice of the action be provided to other persons specified by the Court and permit such other persons to intervene in the action. (d) In connection with the resolution of matters pursuant to subsections (a) and (b) of this section, the Court of Chancery may consider the following: (1) Whether the defective corporate act was originally approved or effectuated with the belief that the approval or effectuation was in compliance with the provisions of this title, the certificate of incorporation or bylaws of the corporation; (2) Whether the corporation and board of directors has treated the defective corporate act as a valid act or transaction and whether any person has acted in reliance on the public record that such defective corporate act was valid; (3) Whether any person will be or was harmed by the ratification or validation of the defective corporate act, excluding any harm that would have resulted if the defective corporate act had been valid when approved or effectuated; (4) Whether any person will be harmed by the failure to ratify or validate the defective corporate act; and (5) Any other factors or considerations the Court deems just and equitable. (e) The Court of Chancery is hereby vested with exclusive jurisdiction to hear and determine all actions brought under this section. (f) Notwithstanding any other provision of this section, no action asserting: (1) That a defective corporate act or putative stock ratified in accordance with § 204 of this title is void or voidable due to a failure of authorization identified in the resolution adopted in accordance with 204(b) of this title; or (2) That the Court of Chancery should declare in its discretion that a ratification in accordance with § 204 of this title not be effective or be effective only on certain conditions, may be brought after the expiration of 120 days from the later of the validation effective time and the time notice, if any, that is required to be given pursuant to § 204(g) of this title is given with respect to such ratification, except that this subsection shall not apply to an action asserting that a ratification was not accomplished in accordance with § 204 of this title or to any person to whom notice of the ratification was required to have been given pursuant to § 204(d) or (g) of this title, but to whom such notice was not given. EXHIBIT D TO NOTICE [Forms of Certificates of Validation filed with the Delaware Secretary of State] 1 CERTIFICATE OF VALIDATION OF CERTIFICATE OF AMENDMENT OF CERTIFICATE OF INCORPORATION OF ATLIS MOTOR VEHICLES INC. Atlis Motor Vehicles Inc., a Delaware corporation (the “Corporation”), hereby certifies that: 1. The defective corporate act that is the subject of this certificate of validation is the issuance of 32,500 shares of capital stock, par value $0.0001 per share, on January 1, 2018. 2. The nature of the failures of authorization in respect of the aforementioned defective corporate act is: (1) the Certificate of Incorporation of the Corporation (the “Certificate”) did not set forth a number of authorized shares of capital stock sufficient to authorize the issuance of the aforementioned shares, and, as a result, the Corporation issued shares of capital stock in excess of the number of such shares that it was authorized to issue under the Certificate and Section 161 of the Delaware General Corporation Law (the “DGCL”); (2) the records of the Corporation do not confirm that the Board of Directors of the Corporation (the “Board”) approved the foregoing issuance or determined the consideration to be received in exchange therefor in accordance with Section 152 of the DGCL; and (3) the records of the Corporation do not confirm that a stock certificate was issued in respect of the issued shares as contemplated by Section 158 of the DGCL, or, to the extent such shares were issued in uncertificated form, that the Board approved of the issuance of such shares in uncertificated form or that the holder thereof was provided the notice required by Section 151(f) of the DGCL. 3. The aforementioned defective corporate act was ratified in accordance with Section 204 of the DGCL. The Board ratified such act on April 13, 2022, pursuant to duly adopted resolutions. The stockholders of the Corporation approved the ratification of such act on April 13, 2022, pursuant to resolutions duly adopted by written consent in lieu of a meeting pursuant to Section 228 of the DGCL. 4. No certificate with respect to the corporate act was previously filed with the Office of the Secretary of State of the State of Delaware. A Certificate of Amendment to the Certificate of Incorporation of the Corporation, containing all of the information that would be required under Section 242 of the DGCL to give effect to the aforementioned defective corporate act, is attached hereto and incorporated herein by reference. Such Certificate of Amendment shall be deemed to have become effective as of 12:01 a.m. (local time in Wilmington, Delaware) on January 1, 2018. [Signature page follows] 2 In witness whereof, the undersigned has caused this Certificate of Validation to be signed by its duly authorized officer on the date set forth below. ATLIS MOTOR VEHICLES INC. By: /s/ Mark Hanchett Name: Mark Hanchett Title: Chief Executive Officer Date: April 14, 2022 3 ATTACHMENT CERTIFICATE OF AMENDMENT OF CERTIFICATE OF INCORPORATION Atlis Motor Vehicles Inc., a Delaware corporation, hereby certifies that: Article FOURTH of the Certificate of Incorporation of the corporation is hereby amended, to read in its entirety as set forth below: FOURTH: The total number of shares of stock which the corporation is authorized to issue is 10,032,500 shares having a par value of $0.0001 per share. CERTIFICATE OF VALIDATION OF CERTIFICATE OF AMENDMENT OF CERTIFICATE OF INCORPORATION OF ATLIS MOTOR VEHICLES INC. Atlis Motor Vehicle Inc., a Delaware corporation (the “Corporation”), hereby certifies that: 1. The defective corporate act that is the subject of this certificate of validation is the amendment to the Certificate of Incorporation of the Corporation (the “Certificate”), effected by the filing of a certificate of amendment with the Office of the Secretary of State of the State of Delaware on February 13, 2018, which increased the authorized number of shares to 17,857,143 and re-designated all of the capital stock as Common Stock, par value $0.29. 2. The nature of the failures of authorization in respect of the aforementioned defective corporate act is: the Corporation’s Board of Directors and stockholders did not approve, and the Corporation did not effect, the aforementioned amendment in the manner required by Section 242 of the Delaware General Corporation Law (the “DGCL”). 3. The aforementioned defective corporate act was ratified in accordance with Section 204 of the DGCL. The Board of Directors of the Corporation ratified such act on April 13, 2022, pursuant to duly adopted resolutions. The stockholders of the Corporation approved the ratification of such act on April 13, 2022, pursuant to resolutions duly adopted by written consent in lieu of a meeting pursuant to Section 228 of the DGCL. 4. A document titled “Certificate of Amendment of Certificate of Incorporation” was previously filed on February 13, 2018 by the Corporation with the State Office in respect of the Corporate Act. No changes to such certificate are required to give effect to the ratification of the aforementioned defective corporate act in accordance with Section 204 of the DGCL. A copy of such Certificate of Amendment is attached hereto and incorporated herein by reference. [Signature page follows] 2 In witness whereof, the undersigned has caused this Certificate of Validation to be signed by its duly authorized officer on the date set forth below. ATLIS MOTOR VEHICLES INC. By: /s/ Mark Hanchett Name: Mark Hanchett Title: Chief Executive Officer Date: April 14, 2022 3 ATTACHMENT CERTIFICATE OF AMENDMENT OF CERTIFICATE OF INCORPORATION 1 CERTIFICATE OF VALIDATION OF CERTIFICATE OF AMENDMENT OF CERTIFICATE OF INCORPORATION OF ATLIS MOTOR VEHICLES INC. Atlis Motor Vehicles Inc., a Delaware corporation (the “Corporation”), hereby certifies that: 1. The defective corporate acts that are the subject of this certificate of validation are (i) the amendment to the Certificate of Incorporation of the Corporation (the “Certificate”), effected by the filing of a certificate of amendment with the Office of the Secretary of State of the State of Delaware on January 23, 2020, which increased the authorized number of shares of Common Stock to 60,000,000, and (ii) the issuance of 487 shares of Common Stock on January 23, 2020. 2. The nature of the failures of authorization in respect of the aforementioned defective corporate act is: (1) the records of the Corporation do not confirm that the Corporation’s Board of Directors and stockholders approved and adopted the foregoing amendment in accordance with Section 242 of the Delaware General Corporation Law (the “DGCL”), and (2) the records of the Corporation do not confirm that stock certificates were issued in respect of the issued shares as contemplated by Section 158 of the DGCL, or, to the extent such shares were issued in uncertificated form, that the Board approved of the issuance of such shares in uncertificated form or that the holders thereof were provided the notice required by Section 151(f) of the DGCL. 3. The aforementioned defective corporate acts were ratified in accordance with Section 204 of the DGCL. The Board of Directors of the Corporation ratified such acts on April 13, 2022, pursuant to duly adopted resolutions. The stockholders of the Corporation approved the ratification of such acts on April 13, 2022, pursuant to resolutions duly adopted by written consent in lieu of a meeting pursuant to Section 228 of the DGCL. 4. A document titled “Certificate of Amendment of Certificate of Incorporation” was previously filed on January 23, 2020 by the Corporation with the State Office in respect of the aforementioned defective corporate acts. No changes to such certificate are required to give effect to the ratification of the aforementioned defective corporate acts in accordance with Section 204 of the DGCL. A copy of such Certificate of Amendment is attached hereto and incorporated herein by reference. [Signature page follows] 2 In witness whereof, the undersigned has caused this Certificate of Validation to be signed by its duly authorized officer on the date set forth below. ATLIS MOTOR VEHICLES INC. By: /s/ Mark Hanchett Name: Mark Hanchett Title: Chief Executive Officer Date: April 14, 2022 3 ATTACHMENT CERTIFICATE OF AMENDMENT OF CERTIFICATE OF INCORPORATION CERTIFICATE OF VALIDATION OF CERTIFICATE OF AMENDMENT OF CERTIFICATE OF INCORPORATION OF ATLIS MOTOR VEHICLES INC. Atlis Motor Vehicles Inc., a Delaware corporation (the “Corporation”), hereby certifies that: 1. The defective corporate acts that are the subject of this certificate of validation are (i) the reclassification of each share of the Common Stock into one share of Class A Common Stock, (ii) the issuance of 15,377,750 shares of Class A Common Stock on March 6, 2020 pursuant to such reclassification, and (iii) the purported authorization of the issuance of Class A Common Stock, Class B Common Stock, Class C Common Stock and Class D Common Stock. 2. The nature of the failures of authorization in respect of the aforementioned defective corporate acts is: (1) the Corporation’s Board of Directors (the “Board”) and stockholders did not approve, and the Corporation did not effect, the reclassification and authorization of the aforementioned classes of stock in the manner required by Sections 102(a)(4), 151 and 242 of the Delaware General Corporation Law (the “DGCL”), including because the Board and stockholders did not approve and the Corporation did not file with the Office of the Secretary of State of the State of Delaware an amendment to the Certificate of Incorporation of the Corporation (the “Certificate”) making provision for (a) the creation of the Class A Common Stock, Class B Common Stock, Class C Common Stock and Class D Common Stock, and (b) the reclassification of the outstanding shares of Common Stock into Class A Common Stock; (2) the Certificate did not authorize the type, and number of shares, of stock sufficient to authorize the issuance of the aforementioned shares, and, as a result, the Corporation issued shares of Class A Common Stock in excess of the number of such shares that it was authorized to issue under the Certificate and Section 161 of the DGCL; and (3) the records of the Corporation do not confirm that stock certificates were issued in respect of the issued shares as contemplated by Section 158 of the DGCL, or, to the extent such shares were issued in uncertificated form, that the Board approved of the issuance of such shares in uncertificated form or that the holders thereof were provided the notice required by Section 151(f) of the DGCL. 3. The aforementioned defective corporate acts were ratified in accordance with Section 204 of the DGCL. The Board ratified such acts on April 13, 2022, pursuant to duly adopted resolutions. The stockholders of the Corporation approved the ratification of such acts on April 13, 2022, pursuant to resolutions duly adopted by written consent in lieu of a meeting pursuant to Section 228 of the DGCL. 4. No certificate with respect to the aforementioned defective corporate acts was previously filed with the Office of the Secretary of State of the State of Delaware. A Certificate of Amendment to the Certificate of Incorporation of the Corporation, containing all of the information that would be required under Section 242 of the DGCL to give effect to the aforementioned defective corporate acts, is attached hereto and incorporated herein by reference. Such Certificate of Amendment shall be deemed to have become effective as of 12:01 a.m. (local time in Wilmington, Delaware) on March 6, 2020. 2 In witness whereof, the undersigned has caused this Certificate of Validation to be signed by its duly authorized officer on the date set forth below. ATLIS MOTOR VEHICLES INC. By: /s/ Mark Hanchett Name: Mark Hanchett Title: Chief Executive Officer Date: April 14, 2022 3 ATTACHMENT CERTIFICATE OF AMENDMENT OF CERTIFICATE OF INCORPORATION Atlis Motor Vehicles Inc., a Delaware corporation, hereby certifies that: Article FOURTH of the Certificate of Incorporation of the corporation is hereby amended, to read in its entirety as set forth below: The total number of shares of all classes of stock which the corporation shall have authority to issue is 35,407,751 having a par value of $0.0001 per share, of which 25,392,750 shares shall be Class A Common Stock, 1 share shall be Class B Common Stock, 15,000 shares shall be Class C Common Stock and 10,000,000 shares shall be Class D Common Stock. Upon the effectiveness of the amendment to the certificate of incorporation first inserting this sentence (which is deemed to have become effective as of 12:01 a.m. (local time in Wilmington, Delaware) on March 6, 2020), each share of Common Stock, par value $0.0001 per share, of the corporation (the “Prior Common Stock”) issued and outstanding immediately prior to such effectiveness shall automatically, without further action on the part of the corporation or any holder of Prior Common Stock, and whether or not the certificates representing such shares of Prior Common Stock are surrendered to the corporation or its transfer agent, be reclassified as and become one (1) validly issued, fully paid and non-assessable share of Class A Common Stock. From and after the effectiveness of the aforementioned reclassification, each stock certificate that represented the Prior Common Stock shall represent such Class A Common Stock. Class A Common Stock. Each holder of shares of Class A Common Stock shall be entitled to one (1) vote for each share thereof held on all matters submitted to a vote of the stockholders of the corporation. Class B Common Stock. Each holder of shares of Class B Common Stock, as such, shall not, except as otherwise required by law, be entitled to vote on any matter submitted to a vote of the stockholders of the corporation. Class C Common Stock. The designations, powers, preferences, privileges and relative participating, optional, or other rights, and qualifications, limitations, or restrictions of the Class C Common Stock are as follows: (a) Voting. Each holder of shares of Class C Common Stock shall be entitled to one (1) vote for each share thereof held on all matters submitted to a vote of the stockholders of the corporation. (b) Board of Directors. At any time when any shares of Class C Common Stock are outstanding, the holders thereof, exclusively and as a separate class, shall be entitled to elect one (1) director to the Board of Directors. 4 (c) Liquidation. In the event of a voluntary or involuntary liquidation, dissolution or winding up of the corporation, the holders of shares of Class C Common Stock shall be entitled to receive, ratably, on a per share basis, before any payment or distribution shall be made with respect to the Class A Common Stock, Class B Common Stock or Class D Common Stock, an amount per share in cash equal to $8.24. (d) Automatic Conversion. Each share of Class C Common Stock shall be converted automatically into one (1) duly authorized, validly issued, fully paid and nonassessable share of Class A Common Stock upon any sale or transfer of such share of Class C Common Stock, and such conversion shall occur automatically without the need for any further action by the holders of such shares and whether or not the certificates representing such shares (if any) are surrendered to the corporation or its transfer agent. Class D Common Stock. Each holder of shares of Class D Common Stock shall be entitled to ten (10) votes for each share thereof held on all matters submitted to a vote of the stockholders of the corporation. CERTIFICATE OF VALIDATION OF CERTIFICATE OF AMENDMENT OF CERTIFICATE OF INCORPORATION OF ATLIS MOTOR VEHICLES INC. Atlis Motor Vehicles Inc., a Delaware corporation (the “Corporation”), hereby certifies that: 1. The defective corporate acts that are the subject of this certificate of validation are (i) the reclassification of each share of the Class D Common Stock into one share of Class D Stock, (ii) the issuance of 23,475,372 shares of Class D Stock on August 24, 2021 pursuant to such reclassification, and (iii) the purported authorization of the issuance of Class D Stock. 2. The nature of the failures of authorization in respect of the aforementioned defective corporate acts is: (1) the Corporation’s Board of Directors (the “Board”) and stockholders did not approve, and the Corporation did not effect, the reclassification and authorization of the Class D Stock in the manner required by Sections 102(a)(4), 151 and 242 of the Delaware General Corporation Law (the “DGCL”), including because the Board and stockholders did not approve and the Corporation did not file with the State Office an amendment to the Certificate of Incorporation of the Corporation (the “Certificate) making provision for (a) the creation of the Class D Stock, and (b) the reclassification of the outstanding shares of Class D Common Stock into Class D Stock; (2) the Certificate did not authorize the type, and number of shares, of stock sufficient to authorize the issuance of the aforementioned shares, and, as a result, the Corporation issued shares of Class D Stock in excess of the number of such shares that it was authorized to issue under the Certificate and Section 161 of the DGCL; (3) the records of the Corporation do not confirm that the Board approved the foregoing stock issuances or determined the consideration to be received in exchange therefor in accordance with Section 152 of the DGCL; and (4) the records of the Corporation do not confirm that stock certificates were issued in respect of the issued shares as contemplated by Section 158 of the DGCL, or, to the extent such shares were issued in uncertificated form, that the Board approved of the issuance of such shares in uncertificated form or that the holders thereof were provided the notice required by Section 151(f) of the DGCL. 3. The aforementioned defective corporate acts were ratified in accordance with Section 204 of the DGCL. The Board ratified such acts on April 13, 2022, pursuant to duly adopted resolutions. The stockholders of the Corporation approved the ratification of such acts on April 13, 2022, pursuant to resolutions duly adopted by written consent in lieu of a meeting pursuant to Section 228 of the DGCL. 4. No certificate with respect to the aforementioned defective corporate acts was previously filed with the Office of the Secretary of State of the State of Delaware. A Certificate of Amendment to the Certificate of Incorporation of the Corporation, containing all of the information that would be required under Section 242 of the DGCL to give effect to the aforementioned defective corporate acts, is attached hereto and incorporated herein by reference. Such Certificate of Amendment shall be deemed to have become effective as of 12:01 a.m. (local time in Wilmington, Delaware) on August 24, 2021. 2 In witness whereof, the undersigned has caused this Certificate of Validation to be signed by its duly authorized officer on the date set forth below. ATLIS MOTOR VEHICLES INC. By: /s/ Mark Hanchett Name: Mark Hanchett Title: Chief Executive Officer Date: April 14, 2022 3 ATTACHMENT CERTIFICATE OF AMENDMENT OF CERTIFICATE OF INCORPORATION Atlis Motor Vehicles Inc., a Delaware corporation, hereby certifies that: Article FOURTH of the Certificate of Incorporation of the corporation is hereby amended, to read in its entirety as set forth below: The total number of shares of all classes of stock which the corporation shall have authority to issue is 96,248,541, having a par value of $0.0001 per share, of which 54,307,968 shares shall be Class A Common Stock, 1 share shall be Class B Common Stock, 15,000 shares shall be Class C Common Stock and 41,925,572 shares shall be Class D Stock. Upon the effectiveness of the amendment to the certificate of incorporation first inserting this sentence (which is deemed to have become effective as of 12:01 a.m. (local time in Wilmington, Delaware) on August 24, 2021), each share of Class D Common Stock, par value $0.0001 per share, of the corporation (the “Prior Class D Common Stock”) issued and outstanding immediately prior to such effectiveness shall automatically, without further action on the part of the corporation or any holder of Prior Class D Common Stock, and whether or not the certificates representing such shares of Prior Class D Common Stock are surrendered to the corporation or its transfer agent, be reclassified as and become one (1) validly issued, fully paid and non-assessable share of Class D Stock. From and after the effectiveness of the aforementioned reclassification, each stock certificate that represented the Prior Common Stock shall represent such Class D Stock. Class A Common Stock. Each holder of shares of Class A Common Stock shall be entitled to one (1) vote for each share thereof held on all matters submitted to a vote of the stockholders of the corporation. Class B Common Stock. Each holder of shares of Class B Common Stock, as such, shall not, except as otherwise required by law, be entitled to vote on any matter submitted to a vote of the stockholders of the corporation. Class C Common Stock. The designations, powers, preferences, privileges and relative, participating, optional, or other rights, and qualifications, limitations, or restrictions of the Class C Common Stock are as follows: (a) Voting. Each holder of shares of Class C Common Stock shall be entitled to one (1) vote for each share thereof held on all matters submitted to a vote of the stockholders of the corporation. (b) Board of Directors. At any time when any shares of Class C Common Stock are outstanding, the holders thereof, exclusively and as a separate class, shall be entitled to elect one (1) director to the Board of Directors. 4 (c) Liquidation. In the event of a voluntary or involuntary liquidation, dissolution or winding up of the corporation, the holders of shares of Class C Common Stock shall be entitled to receive, ratably, on a per share basis, before any payment or distribution shall be made with respect to the Class A Common Stock or Class B Common Stock, an amount per share in cash equal to $8.24. (d) Automatic Conversion. Each share of Class C Common Stock shall be converted automatically into one (1) duly authorized, validly issued, fully paid and nonassessable share of Class A Common Stock upon any sale or transfer of such share of Class C Common Stock, and such conversion shall occur automatically without the need for any further action by the holders of such shares and whether or not the certificates representing such shares (if any) are surrendered to the corporation or its transfer agent. Class D Stock. The designations, powers, preferences, privileges and relative, participating, optional, or other rights, and qualifications, limitations, or restrictions of the Class D Stock are as follows: (a) Voting. Each holder of shares of Class D Stock shall be entitled to ten (10) votes for each share thereof held on all matters submitted to a vote of the stockholders of the corporation. (b) Dividends. Dividends shall not be declared or paid on the Class D Stock. (c) Liquidation. The holders of shares of Class D Stock, as such, shall not be entitled to receive any assets of the Corporation in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the corporation.